UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4279

Securian Funds Trust

(Exact name of registrant as specified in charter)

400 Robert Street North

St. Paul, Minnesota 55101-2098

(Address of principal executive offices) (Zip code)

Michael P. Boyle, Esq.

400 Robert Street North

St. Paul, Minnesota 55101-2098

(Name and address of agent for service)

Registrant's telephone number, including area code:

(651) 665-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1. REPORT TO STOCKHOLDERS.

Filed herewith.

SECURIAN FUNDS TRUST

Offered in Minnesota Life
Insurance Company and
Securian Life Insurance
Company variable products

Annual report

December 31, 2020

SFT Core Bond Fund

SFT Dynamic Managed Volatility Fund

SFT Government Money Market Fund

SFT Index 400 Mid-Cap Fund

SFT Index 500 Fund

SFT International Bond Fund

SFT IvySM Growth Fund

SFT IvySM Small Cap Growth Fund

SFT Managed Volatility Equity Fund

SFT Real Estate Securities Fund

SFT T. Rowe Price Value Fund

SFT Wellington Core Equity Fund

(This page has been left blank intentionally.)

Letter from the President

2020 was a year most of us will not soon forget. While starting the year off on solid footing, the pandemic soon changed many aspects of our lives and led to a pronounced drop-off in employment, economic growth, and the markets overall. As the pandemic spread, many industries were forced to close or to make significant changes to their business models. This led to broad layoffs in the service sector, in particular in industries such as travel, hospitality, and leisure. The markets reacted as expected and we experienced a broad correction in the equity markets as well as in the credit sensitive fixed income markets during the first half of the year.

This market correction, however, remained short lived. As we progressed through the year, people and businesses learned to cope with the pandemic. Many changes that might have taken a decade to evolve, occurred seemingly overnight. The broad movement and acceptance of working from home, of remote education, and the use of telemedicine are just a few of the ways we adapted. This ingenuity restored many of our jobs, strengthened our economic growth, and led to a strong market recovery. Bold Federal Reserve actions to provide ample liquidity and credit support to the markets, the multi trillion-dollar stimulus packages passed by Congress, and the encouragement provided by enhanced COVID-19 testing and news of a vaccine all contributed to the recovery.

These actions culminated with exceptional market returns across most major asset classes. The S&P 500® ended the year up 18.40 percent, with the Russell 2000 up an even stronger 19.96 percent. Technology stocks were in a league of their own with the Nasdaq up over 45 percent. Fixed income returns were solid with the Bloomberg Barclays U.S. Aggregate Bond Index up 7.51 percent.

As we look forward to 2021, we are encouraged by the prospects of the roll out of vaccinations, putting much of our economic shutdown behind. We expect, however, this could be a bumpy path as many complications need to be worked through. We also anticipate that many of the recent lessons learned will lead to lasting improvements in the way many organizations work and provide services as new business models emerge. This optimism leads us to believe that our economic future remains bright and that market returns will continue to remain positive. As always, we believe the best investment tactic is to position for the long-term and seek diversification to help reduce risk of a downside surprise.

Sincerely,

David Kuplic
President, Securian Funds Trust

SFT Core Bond Fund

Thomas Houghton, CFA, Daniel Henken, CFA and Lena Harhaj, CFA Portfolio Managers

Fund Objective

The SFT Core Bond Fund seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The SFT Core Bond Fund invests in long-term, fixed income, high quality debt instruments. The risks incurred by investing in debt instruments include, but are not limited to, reinvestment of prepaid debt obligations at lower rates of return, and the inability to reinvest at higher interest rates when debt obligations are prepaid more slowly than expected. In addition, the net asset value of the SFT Core Bond Fund may fluctuate in response to changes in interest rates and is not guaranteed.

Performance Update

The Fund's Class 2 shares generated a total net return of 6.88 percent over the 12 months ending December 31, 2020, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index which returned 7.51 percent over the same period.

What influenced the Fund's return during the past 12 months?

Investors looked through near term weakness to bid up lagging asset classes during the fourth quarter of 2020, resulting in winners all around. The final quarter provided clarity in the U.S. election, another COVID-19 relief package, and news of several effective vaccines, and all boosted confidence that 2021 would see a return to normal. For the past 12 months, almost all major asset classes ended in strongly positive territory.

Credit markets finished the year on a high note. In the fourth quarter, investment grade and high yield corporates tightened 40 basis points (bps) and 161 bps, respectively, producing excess returns of 4.11 percent and 6.69 percent, respectively. Fixed income returns were solid on the year with the Bloomberg Barclays U.S. Aggregate Bond Index up 7.51 percent.

Despite the strong positive momentum, equity markets continue to price in stubbornly high volatility. While inflation expectations have perked up, interest rates remain at historically low levels. The Federal Reserve's (Fed) intentions are clear—rates are to remain anchored near zero until inflation takes hold. The Fed remains committed to maintaining an aggressive pace of asset purchases, even as its balance sheet has grown by over $3.2 trillion since the end of February 2020.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Credit's fourth quarter rally propelled high yield and investment grade corporates to record low yields, resulting in positive excess returns over comparable U.S. Treasury securities for the full year, despite starting the year with the worst quarter ever recorded for corporate bond performance.

What strategies and techniques did you employ that specifically affected Fund performance?

The decision to overweight corporates, particularly industrials and utilities, as well as agency credit risk-transfer securities resulted in a strong positive excess return in 2020. Security selection was a detractor in 2020 as we have been very cautious on adding high yield, crossover credit, or higher beta investment grade holdings to the portfolio. We have favored holdings that we feel are durable in a choppy economic recovery and exhibit more stable credit fundamentals. Recent security selection results have been encouraging as the market normalizes and liquidity has returned to off the run sectors. Consistent with our philosophy, overall duration did not exhibit material differences from the Fund's benchmark in 2020 and interest rate positioning contributed very little to performance relative to the benchmark.

What will affect the Fund going forward?

While COVID-19 continues to take a real toll, the return to normal is likely to be far more robust than in previous recoveries. Unlike most recessions, the pandemic was an exogenous event. Quick regulatory approvals and an imminent vaccine rollout were game changers, lifting a cloud of uncertainty and unleashing animal spirits.

While a strong rebound is likely, in our view we're not going to return to the old normal. The pandemic accelerated trends that were already in place and focused an unflinching spotlight on imbalances and sectors with weak value propositions. Work from home appears to be here to stay, and demand for office space and business travel may take years to recover. Brick-and-mortar retail may never be the same with the ramped up online environment and delivery services. We expect that new business models will emerge, and some sectors could experience a painful transition as investment and infrastructure align in new ways, while other businesses benefit as supply chains realign.

Although markets seem fully priced and even overvalued by normal standards, we believe the stage is set for good economic growth in the coming year. We expect the current slowdown to be short-lived, and ample liquidity remains a strong support. Despite the recent rise in rates and inflation expectations, we do not believe interest rates are set to rise dramatically from current levels. The world's developed economies are awash in savings and have plenty of labor slack, and their respective central banks are determined to keep rising rates from choking off nascent economic growth.

Ten Largest Holdings^

Security description	Market value	% of net assets
U.S. Treasury Bond 1.250%, 05/15/50	$10,119,676	2.0%
U.S. Treasury Note 0.250%, 05/31/25	7,667,296	1.5%
U.S. Treasury Bond 5.375%, 02/15/31	7,353,212	1.5%
Invitation Homes 2018-SFR4 Trust, 1.553%, 01/17/38	5,049,998	1.0%
U.S. Treasury Note 0.625%, 11/30/27	5,049,211	1.0%
U.S. Treasury Note 0.500%, 05/31/27	5,002,352	1.0%
Bank of America Corp., 3.974%, 02/07/30	4,758,442	1.0%
Eagle RE 2020-1 Ltd., 1.598%, 01/25/30	4,664,641	0.9%
Wells Fargo & Co 2.393%, 06/02/28	4,391,566	0.9%
Federal Home Loan Mortgage Corporation 3.598%, 10/25/29	4,131,146	0.8%
	$58,187,540	11.6%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of investments) (Unaudited)

Ratings are obtained from Standard & Poor's, Moody's and Fitch. If only one rating is available for a security, that rating is used. A weighted average is used for holdings where more than one of the agencies have assigned a rating. Securian Asset Management provides ratings for securities that are not assigned a rating by the agencies.

  Comparison of Change in Investment Value*
  A Hypothetical $10,000 Investment in SFT Core Bond Fund,
  Bloomberg Barclays U.S. Aggregate Bond Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Core Bond Fund's Class 2 shares total return compared to the Bloomberg Barclays U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2010 through December 31, 2020, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

SFT Dynamic Managed Volatility Fund

Craig M. Stapleton, CFA, FRM, Jeremy Gogos, Ph.D., CFA and Merlin Erickson Portfolio Managers

Fund Objective

The SFT Dynamic Managed Volatility Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500® Index and 40 percent Barclays U.S. Aggregate Bond Index (collectively, the Blended Benchmark Index). The SFT Dynamic Managed Volatility Fund invests primarily in Class 1 shares of the SFT Index 500 Fund for equity exposure, in a basket of fixed income securities for fixed income exposure and certain derivative instruments. The Fund is subject to risks associated with such investments as described in detail in the Fund's prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

Performance Update

The Fund generated a total net return of 10.67 percent, with a volatility of 12.11 percent, over the 12 months ending December 31, 2020. The Blended Benchmark Index, which is comprised of the S&P 500® Index, weighted 60 percent, and the Bloomberg Barclays U.S. Aggregate Index, weighted 40 percent, returned 14.73 percent with a volatility of 20.21 percent, over the same period.

What influenced the Fund's return during the past 12 months?

Equity volatility is what guides the asset allocation of this strategy. When equity volatility is low, the equity exposure of this strategy will be high. Conversely, when equity volatility is high, the equity exposure of this strategy will be low. Clearly, in 2020, the COVID-19 virus was the predominant driver of market volatility.

The S&P 500® realized 34.43 percent volatility for 2020, the sixth highest calendar-year volatility in the index's 93-year history. 2008 is the only year in the modern era more volatile (40.97 percent realized volatility). All other higher years occurred in the 1920s and 1930s. Realized one-month volatility began 2020 quite low, entering the year at 6.90 percent. As such, the Fund's equity exposure was at 80.28 percent. In early February, as the market began to appreciate how truly disruptive COVID-19 could be, volatility began to escalate. From 02/03/2020 through 03/16/2020, the Fund was steadily de-risked from 80.04 percent to 19.38 percent equity exposure. This reduction in equity exposure was concurrent with one-month volatility increasing from 11.80 percent to 79.66 percent over the same time period. This volatility peaked on 03/27/2020, at 97.12 percent, but stayed above 40 percent through the end of April. Indeed, the Fund did not begin adding back equity exposure in earnest until mid-May, and volatility did not drop enough for the Fund to get to "neutral" weight—i.e. 60 percent exposure—until early August. September and October also saw brief periods of volatility rising to the mid 20 percent range, and as a result the Fund was underweight equity for most of Q3 and Q4. One-month volatility closed out 2020 at 8.3 percent, and the Fund finished 2020 with 56.62 percent linear S&P exposure, approximately 15.00 percent exposure in long S&P 500® call options, and approximately 1.30 percent exposure in long Chicago Board of Options Exchange (CBOE) Volatility Index (VIX) puts.

All told, the Fund's average equity exposure for 2020 was 46.32 percent, which contributed 8.10 percent to the overall Fund return on a net basis. The benchmark equity component contributed 11.56 percent to the Blended Benchmark Index return. The Fund's fixed income and cash assets averaged 53.68 percent weight for the year, and contributed 2.57 percent to the overall Fund return on a net basis. The benchmark fixed income component delivered 3.17 percent to the Blended Benchmark Index return.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Following are just some of the financial extremes witnessed in 2020:

•  March 2020 saw a realized volatility of 93.42 percent, the most volatile month ever in the S&P 500® history.

•  The CBOE VIX set a new closing record of 82.7 on 03/16/2020.

•  The 33.92 percent drawdown from 02/20/2020 through 03/23/2020 was the ninth-largest S&P loss ever in 23 business days, and all other such periods that surpassed it were in 1929 and 1931.

•  Similarly, over the next 103 days, the S&P 500® rallied 51.50 percent, surpassing its pre-COVID-19 high. The speed of this rally is also unmatched in the last 87 years; only periods from 1932 and 1933 saw a larger S&P 500® price appreciation in the same number of business days.

•  The highest single-week Initial Jobless Claims (IJC) number during the Great Financial Crisis (GFC) was 665,000; during the week of 03/20/2020, the IJC number jumped from 282,000 to 3,307,000, and experienced forty-one continuous weeks of prints above the GFC peak.

•  The US 10-year Treasury rate set a new record low of 0.51 percent on 08/04/2020.

•  Second quarter of 2020 saw the largest quarter-over-quarter US Gross Domestic Product (GDP) contraction in history -31.40 percent.

In addition to these "top-level" anomalies, there were other very troubling developments underneath:

•  The well-known concentration of S&P 500® market cap in tech names was not helped by Tesla joining the index. As of year end, 24.86 percent of the S&P 500® market cap was concentrated in Apple, Amazon, Facebook, Alphabet (Google), Microsoft, Tesla, and Netflix. Also of note, Tesla saw a 743 percent return for 2020.

•  The best-performing S&P 500® sector in 2020 was Information Technology. The worst-performing sector was Energy. The performance gap between the two was the largest on record, going back to 2002. COVID-19 created an environment where industries that benefit from "work from home" (delivery retail, tech, etc.) were handed outlandish returns, and most other real-economy sectors were punished.

•  The Growth and Value sub-indexes of the S&P 500® tell a similar story. The outperformance of Growth over Value in 2020 is the largest on record back to 1994. The next largest Growth-Value gap was in 1998, leading up to the DotCom bubble.

•  The current projection for S&P 500® earnings growth year-over-year for the fourth quarter 2020 is 8.8 percent; yet the S&P 500® closed 2020 at a new all-time high.

We continue to view the equity markets as generally overvalued, and the absurd performance of the top equity sectors and names as liquidity fueled mania. To that end, consider the peak-to-trough performance of both the Fund and the Fund's benchmark through the COVID-19 panic. The Fund achieved its goal of mitigating severe drawdowns. However, with the Federal Reserve unexpectedly cutting its target policy rate to 0.0 percent (03/13/2020) and pledging to inject trillions of short-term liquidity into the financial system, and the roughly $2 trillion CARES Act passing on 03/27/2020, any asset allocation that involved being underweight equity was a losing proposition. This underweight was the driver of the Fund's underperformance in 2020.

What strategies and techniques did you employ that specifically affected Fund performance?

Throughout the year, the Fund held a core long position in cash equity that tracks the S&P 500®. In addition, the Fund had long and short positions in S&P 500® futures, long and short S&P 500® call options, long and short S&P 500® put options, long and short CBOE VIX call options, and long and short VIX put options. These derivative positions were held either as expressions of the target equity allocation of the Fund given prevailing volatility, or as supplemental hedges for managing the Fund's risk.

What will affect the Fund going forward?

We expect worse-than-average returns, and higher volatility, for domestic risk markets on a go-forward basis. Equity indexes continue to make new highs, while most fundamental valuation metrics suggest the equity market is quite overvalued, and S&P 500® earnings have declined year-over-year for 7 of the last 8 quarters. Both investment grade and high yield corporate credit yields are near their historic lows, while domestic corporate debt outstanding hit another new record in 2020. Multiple indications of inflation expectations have steadily risen since early 2020.

In short, up to this point, the monetary and fiscal tsunami unleashed upon the markets has been the primary driver of the returns seen since the COVID-19 market nadir. In our view, it seems plausible that the market has finally reached the point where central bank liquidity can no longer be injected without stoking fears of inflation. Further, every major central bank is now at their logical policy limit: short-term rates pinned at zero, and aggressive asset purchases to support markets.

Some market observers find justification for bullish sentiment in the COVID-19 vaccine release, and the promise of societal dynamics returning to normal. But in response, we pose the following simple logical question: if the market was impervious to the sectors worst affected by COVID-19 struggling mightily for the better part of a year, should the market see material gains as a result of those sectors returning to normal operation?

Given the present situation of extremely accommodative monetary policy, and probable further fiscal stimulus from the newly-elected Democratic federal government, we view the risk of a major equity selloff as reduced. But again, we are hard-pressed to see the case for material risk asset gains in 2021. And, perhaps more importantly, given the current central bank positioning, the—in our view—absolutely irresponsible federal debt and deficit, and the already staggering level of federal stimulus, we see the entire market as extremely vulnerable to an exogenous shock.

In a tactical sense, we will continue to use our volatility metrics to inform the equity allocations of the Fund. We will increase equity exposure if we believe volatility will decrease, decrease equity exposure if we believe volatility will increase, and in the event that we are overweight equity, we will carry some form of tail risk hedge for the foreseeable future.

Ten Largest Holdings^

Security description	Market value	% of net assets
U.S. Treasury Note, 2.625%, 12/15/21	$15,356,836	2.3%
SPDR S&P 500 ETF Trust	13,523,240	2.0%
Vanguard S&P 500 ETF	6,933,946	1.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	6,146,785	0.9%
Regions Financial Corp., 3.800%, 08/14/23	2,169,609	0.3%
Raytheon Technologies Corp. 4.125%, 11/16/28	1,788,245	0.3%
Pine Street Trust I, 4.572%, 02/15/29	1,778,290	0.3%
Welltower, Inc., 4.125%, 03/15/29	1,749,862	0.3%
Southern Natural Gas Co. LLC, 4.800%, 03/15/47	1,744,424	0.3%
Bank 2019-BNK18, 3.584%, 05/15/62	1,736,682	0.3%
	$52,927,919	8.0%

^Does not include short-term investments or investments in Class 1 shares of the SFT Index 500 Fund, an affiliated Fund in Securian Funds Trust, which provides the SFT Dynamic Managed Volatility Fund with its primary equity exposure.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of fixed income investments) (Unaudited)

Ratings are obtained from Standard & Poor's, Moody's and Fitch. If only one rating is available for a security, that rating is used. A weighted average is used for holdings where more than one of the agencies have assigned a rating. Securian Asset Management provides ratings for securities that are not assigned a rating by the agencies.

  Comparison of Change in Investment Value*
  A Hypothetical $10,000 Investment in SFT Dynamic Managed Volatility Fund,
  the Blended Benchmark Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Dynamic Managed Volatility Fund's shares total return compared to its Blended Benchmark Index, comprised of 60 percent of the S&P 500 Index and 40 percent of the Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2013 through December 31, 2020, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Securian Asset Management, Inc. (Securian AM) and the Securian Funds Trust, on behalf of the SFT Dynamic Managed Volatility Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2021. The Agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days' notice prior to the end of a contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500® Index and 40 percent of the Bloomberg Barclays U.S. Aggregate Bond Index.

The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged benchmark composite representing the average market-weighted performance of U.S. Treasury and agency securities, investment grade corporate bonds and mortgage-backed securities with maturities greater than one year.

SFT Government Money Market Fund

Thomas Houghton, CFA and Lena Harhaj, CFA Portfolio Managers

Fund Objective

The SFT Government Money Market Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital. The Fund invests at least 99.5 percent of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). Investment in the SFT Government Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

Performance Update

The Fund generated a total net return of 0.21 percent over the 12 months ending December 31, 2020, underperforming the three-month Treasury Bill which returned 0.67 percent over the same period.

What influenced the Fund's return during the past 12 months?

The U.S. Treasury yield curve followed the decline in the Federal Funds Rate at the beginning of the year. Rates in the front end of the curve finished the year down 140-150 basis points.

What strategies and techniques did you employ that specifically affected Fund performance?

The Fund continues to pick up incremental yield versus U.S. Treasury Bills by purchasing short dated Agency Discount Notes.

What will affect the Fund going forward?

While COVID-19 continues to take a real toll, the return to normal is likely to be far more robust than in previous recoveries. Unlike most recessions, the pandemic was an exogenous event. Quick regulatory approvals and an imminent vaccine rollout were game changers, lifting a cloud of uncertainty and unleashing animal spirits.

Although markets seem fully priced and even overvalued by normal standards, we believe the stage is set for good economic growth in the coming year. We expect the current slowdown to be short-lived, and ample liquidity remains a strong support. Despite the recent rise in rates and inflation expectations, we do not believe interest rates are set to rise dramatically from current levels. The world's developed economies are awash in savings and have plenty of labor slack, and their respective central banks are determined to keep rising rates from choking off nascent economic growth.

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Investment in the SFT Government Money Market Fund is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Bloomberg Barclays U.S. Treasury Bill 1-3 Month Index is a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupons.

Effective May 1, 2012, the Board of Trustees of Securian Funds Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust (on behalf of SFT Government Money Market Fund), Securian Asset Management, Inc. (Securian AM) and Securian Financial Services, Inc. (Securian Financial). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust's predecessor, effective October 29, 2009. Under such Agreement, Securian AM agrees to waive, reimburse or pay SFT Government Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. If Securian AM and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement is effective through April 30, 2021, and shall continue in effect thereafter, provided such continuance is specifically approved by Securian AM, Securian Financial, and a majority of the Trust's independent Trustees.

Effective November 1, 2017, Securian AM and Securian Funds Trust, on behalf of the SFT Government Money Market Fund, entered into an Expense Limitation Agreement which limits the operating expenses of the Fund, excluding certain expenses, (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Funds' business), to 0.70% of the Fund's Average daily net assets through April 30, 2021.

The Agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days' notice prior to the end of the contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause any Fund to exceed any limits in effect at the time of such reimbursement.

The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Funds' shareholder reports and in Other Expenses under Fees and Expenses of the Fund in the prospectus.

SFT Index 400 Mid-Cap Fund

James Seifert
Portfolio Manager

Fund Objective

The SFT Index 400 Mid-Cap Fund seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's MidCap 400® Index (S&P MidCap 400®). It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an overall investment strategy. The risks incurred by investing in the SFT Index 400 Mid-Cap Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P MidCap 400®, and the risk of declines in the market for mid-cap stocks or in the equity markets generally.

Performance Update

The Fund's Class 2 shares generated a total net return of 13.06 percent over the 12 months ending December 31, 2020; the S&P MidCap 400® Index returned 13.66 percent over the same period.

What influenced the Fund's return during the past 12 months?

The SFT Index 400 Mid-Cap Fund is passively managed. The Fund is fully invested and holds all names at published free float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400®.

Six of the nine sectors posted positive annual returns. The consumer non-durables sector led all sectors with a 12 month return of 36.3 percent. Technology names followed with an annual return of 32.6 percent. Energy, utility and finance sectors detracted from performance with returns of -37.1 percent, -9.7 percent and -5.9 percent, respectively. In terms of size, decile 1, (decile segments consist of 40 names) consisting of the largest of the mid-cap index and representing 20.6 percent of the weight in the index, ended the period with a return of 18.7 percent. Decile ten, representing the 40 smallest market cap names, ended the year with a return of 48.1 percent.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Lower political uncertainty, another COVID-19 relief package, and news of a number of effective vaccines boosted confidence that 2021 would see a return to normal. Investors looked through near term weakness to bid up lagging asset classes, resulting in winners all around in the fourth quarter. For the full year, almost all major asset classes ended the year strongly. COVID-19 continues to weigh on real estate performance, and commodities also lagged, posting negative returns for the year. Despite the strong positive momentum, equity markets continue to price in stubbornly high volatility. While inflation expectations have perked up, rates remain at historically low levels with even the 30-year bond yielding only 1.65 percent at the end of the year.

Despite what is still the worst economic contraction in decades with consensus growth in real GDP of -3.5 percent for the year, it could have been far worse. When signs that the economy was stalling emerged in fourth quarter, Congress stepped up once again. While it remains the worst of times for more than 10 million workers who are still unemployed, aggregate personal income is higher than a year ago, a far different result than in previous shocks.

Fiscal transfers and a lack of spending opportunities not only provided needed aid but increased the savings rate. Substantial pent up demand is the backdrop for a vaccine-driven return to normal next year. Investors are not the only people looking through to a normalizing economy. Manufacturing, both in the U.S. and globally, returned to expansion territory at the end of the second quarter in 2020.

What will affect the Fund going forward?

While a strong rebound is likely, in our view we're not going to return to the old normal. The pandemic accelerated trends that were already in place and focused an unflinching spotlight on imbalances and sectors with weak value propositions. Work from home appears to be here to stay, and demand for office space and business travel may take years to recover. Bricks and mortar retail will never be the same. Financial services companies need to compete in a low return world, at least for now. Higher education will have to demonstrate a better value proposition for on-campus learning. The cat's out of the bag as more patients opt for telemedicine over in-person visits.

We believe new business models will emerge, and some sectors could experience a painful transition as investment and infrastructure align in new ways, while other businesses benefit as supply chains realign. Even well-performing companies will feel pressure to leverage technology to increase efficiency and scale. These changes are likely to continue to provide investment opportunities.

The pandemic bared the reality of unequal impacts with low wage, service workers suffering the most. At the same time, the "haves" have more flexibility than ever before. Low tax states with a strong quality of life are drawing attractive businesses, which sets the stage for tension between needed rebalancing and tax policy. Populism and political division are most likely here to stay.

On the bright side, the economy has been surprisingly resilient, and strong growth will likely ease the transition. While markets seem fully priced and even overvalued by normal standards, the stage is set for good economic growth in the coming year. We expect the current slowdown to be short-lived, and ample liquidity remains a strong support. However, with markets fully valued and rates at rock bottom, we believe now is a good time maintain investment discipline.

Ten Largest Holdings^

Security description	Market value	% of net Assets
Enphase Energy, Inc.	$2,101,253	1.0%
Trimble, Inc.	1,583,451	0.8%
SolarEdge Technologies, Inc.	1,553,157	0.8%
Caesars Entertainment, Inc.	1,466,313	0.7%
Monolithic Power Systems, Inc.	1,464,920	0.7%
Fair Isaac Corp.	1,439,600	0.7%
Generac Holdings, Inc.	1,354,681	0.7%
Cognex Corp.	1,329,038	0.7%
Ceridian HCM Holding, Inc.	1,313,778	0.6%
Masimo Corp.	1,288,492	0.6%
	$14,894,683	7.3%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

  Comparison of Change in Investment Value*
  A Hypothetical $10,000 Investment in SFT Index 400 Mid-Cap Fund,
  S&P MidCap 400® Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Index 400 Mid-Cap Fund's Class 2 shares total return compared to the S&P MidCap 400® Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2010 through December 31, 2020, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P MidCap 400® provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500®, is designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

"Standard & Poor's®", "S&P®", "Standard & Poor's MidCap 400®" and "S&P MidCap 400®" are trademarks of the S&P Global, Inc. and have been licensed for use by the Securian Funds Trust—SFT Index 400 Mid-Cap Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

SFT Index 500 Fund

James Seifert
Portfolio Manager

Fund Objective

The SFT Index 500 Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's 500® Index (S&P 500). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. The risks incurred by investing in the SFT Index 500 Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 500®, and the risk of declines in the equity markets generally.

Performance Update

The Fund's Class 2 shares generated a total net return of 17.91 percent over the 12 months ending December 31, 2020; the S&P 500® Index returned 18.40 percent over the same period.

What influenced the Fund's return during the past 12 months?

The SFT Index 500 Fund is passively managed. The Fund is fully invested and holds all names at published float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500®.

Seven of the nine sectors posted positive annual returns. The technology sector led all sectors with a 12 month return of 38 percent. Materials and services names followed with an annual return of 26.8 percent. Energy and Utilities sectors detracted from performance with returns of -33.4 percent and -1.9 percent, respectively. In terms of size, decile 1, (decile segments consist of 50 names) consisting of the mega-cap names and representing 51.4 percent of the weight in the index, ended the period with a return of 23.7 percent. All other decile groups ended the year with positive returns.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Lower political uncertainty, another COVID-19 relief package, and news of a number of effective vaccines boosted confidence that 2021 would see a return to normal. Investors looked through near term weakness to bid up lagging asset classes, resulting in winners all around in the fourth quarter. For the full year, almost all major asset classes ended the year strongly. COVID-19 continues to weigh on real estate performance, and commodities also lagged, posting negative returns for the year. Despite the strong positive momentum, equity markets continue to price in stubbornly high volatility. While inflation expectations have perked up, rates remain at historically low levels with even the 30-year bond yielding only 1.65 percent at the end of the year.

Despite what is still the worst economic contraction in decades with consensus growth in real GDP of -3.5 percent for the year, it could have been far worse. When signs that the economy was stalling emerged in fourth quarter, Congress stepped up once again. While it remains the worst of times for more than 10 million workers who are still unemployed, aggregate personal income is higher than a year ago, a far different result than in previous shocks.

Fiscal transfers and a lack of spending opportunities not only provided needed aid but increased the savings rate. Substantial pent up demand is the backdrop for a vaccine-driven return to normal next year. Investors are not the only people looking through to a normalizing economy. Manufacturing, both in the U.S. and globally, returned to expansion territory at the end of the second quarter in 2020.

What will affect the Fund going forward?

While a strong rebound is likely, in our view we're not going to return to the old normal. The pandemic accelerated trends that were already in place and focused an unflinching spotlight on imbalances and sectors with weak value propositions. Work from home appears to be here to stay, and demand for office space and business travel may take years to recover. Bricks and mortar retail will never be the same. Financial services companies need to compete in a low return world, at least for now. Higher education will have to demonstrate a better value proposition for on-campus learning. The cat's out of the bag as more patients opt for telemedicine over in-person visits.

We believe new business models will emerge, and some sectors could experience a painful transition as investment and infrastructure align in new ways, while other businesses benefit as supply chains realign. Even well-performing companies will feel pressure to leverage technology to increase efficiency and scale. These changes are likely to continue to provide investment opportunities.

The pandemic bared the reality of unequal impacts with low wage, service workers suffering the most. At the same time, the "haves" have more flexibility than ever before. Low tax states with a strong quality of life are drawing attractive businesses, which sets the stage for tension between needed rebalancing and tax policy. Populism and political division are most likely here to stay.

On the bright side, the economy has been surprisingly resilient, and strong growth will likely ease the transition. While markets seem fully priced and even overvalued by normal standards, the stage is set for good economic growth in the coming year. We expect the current slowdown to be short-lived, and ample liquidity remains a strong support. However, with markets fully valued and rates at rock bottom, we believe now is a good time maintain investment discipline.

Ten Largest Holdings^

Security description	Market value	% of total net assets
Apple, Inc.	$65,947,461	6.6%
Microsoft Corp.	52,295,168	5.2%
Amazon.com, Inc.	43,199,920	4.3%
Facebook, Inc.—Class A	20,421,168	2.0%
Tesla, Inc.	16,641,816	1.7%
Alphabet, Inc.—Class A	16,387,184	1.6%
Alphabet, Inc.—Class C	15,815,973	1.6%
Berkshire Hathaway, Inc.—Class B	14,033,004	1.4%
Johnson & Johnson	12,884,229	1.3%
JPMorgan Chase & Co.	12,045,474	1.2%
	$269,671,397	26.9%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Index 500 Fund,
S&P 500® Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Index 500 Fund's Class 2 shares total return compared to the S&P 500® Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2010 through December 31, 2020, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

"Standard & Poor's®", "S&P®", "Standard & Poor's 500" and "S&P 500" are trademarks of the S&P Global, Inc. and have been licensed for use by Securian Funds Trust—SFT Index 500 Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

SFT International Bond Fund

Michael Hasenstab, Ph.D. and Christine Zhu
Portfolio Managers Franklin Advisers, Inc.

Fund Objective

The SFT International Bond Fund seeks to maximize current income consistent with protection of principal. The Fund pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Securian Asset Management, Inc. acts as the investment adviser for the Fund, Franklin Advisers, Inc. provides investment advice to the SFT International Bond Fund under a sub-advisory agreement. Investment risks associated with international investing in addition to other risks include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

Performance Update

The Fund generated a total net return of -6.36 percent over the 12 months ended December 31, 2020, underperforming the FTSE World Government Bond Index, which returned 10.11 percent over the same period.

What influenced the Fund's return during the past 12 months?

In calendar year 2020, the Fund's relative underperformance was primarily due to currency positions, followed by interest-rate strategies. Sovereign credit exposures had a largely neutral effect on relative results.

In currency markets, the US dollar (USD) initially strengthened in March on tremendous demand for US dollars during the financial market shocks, but then entered a broad-based weakening pattern in mid-May that largely persisted through the end December. The Fund's underweighted positions in the euro, the Australian dollar and the Mexican peso detracted from relative performance. We continued to hold long exposure in the USD against a net-negative position in the euro, as we expect the euro to weaken against the USD on negative rates in the eurozone and comparatively greater headwinds to growth and reflation efforts across Europe. We also held a net-negative position in the Australian dollar to hedge emerging market beta risks during much of the period, but reduced the position in December, as part of our tactical rotation into areas of risk and value in Asia.

Overweighted currency positions in Latin America (the Brazilian real and Argentine peso) and Asia ex Japan (the Indonesian rupiah) also detracted from relative results. However, overweighted positions in northern European currencies (the Swedish krona and Norwegian krone) contributed to relative performance, as did the Fund's overweighted positions in the Japanese yen.

Developed market sovereign bond yields fluctuated during the summer months, rising on reflation expectations but dropping in September as broad risk aversion returned to global financial markets. Sovereign bond yields also declined in several countries on ongoing monetary accommodation during the year, notably including much of Latin America and Asia, particularly Brazil, Mexico, Indonesia and India. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Underweighted duration exposure in the U.S. detracted from relative results, as did select underweighted duration exposures in Europe. However, select overweighted duration exposures in Latin America (Argentina and Mexico) contributed to relative performance. We continue to emphasize select local-currency bonds outside of the major developed markets, in countries that we view as having resilient fundamentals and attractive risk-adjusted yields.

What other market conditions or events influenced the Fund's performance during the past 12 months?

The 2020 calendar year started optimistically, as a phase one trade deal between the U.S. and China appeared to bolster market sentiment, driving risk asset valuations higher in several markets across the globe.

In Europe, the European Central Bank (ECB) kept monetary policy unchanged through the end of the year, with the main refinancing operations rate remaining at 0.0 percent, and the main deposit facility rate remaining at -0.5 percent.

In Japan, Yoshihide Suga was confirmed as the new prime minister on September 16, following Shinzo Abe's resignation on August 28. Abe had been prime minister since December 2012. The Bank of Japan (BOJ) made no changes to its rates policy in 2020. Overnight interest rates remained at -0.1 percent and the yield target on the 10-year Japanese government bond remained at 0.0 percent throughout the period. Despite the BOJ's efforts to drive inflation higher during the Abenomics era, deflationary pressures returned, with core inflation (National Consumer Price Index (CPI) ex fresh food) dropping to -0.4 percent year-over-year in August and falling further to -0.9 percent in November. The BOJ announced in December that it had launched a comprehensive review of its monetary framework, scheduled to arrive in March 2021.

Nearly every country in the world declared some form of fiscal response to the economic crisis in 2020, with most countries pursuing programs that went beyond the measures they deployed during the global financial crisis. During the 12-month period Brazil cut rates by 250 basis points (bps) to 2.00 percent, Colombia cut rates by 250 bps to 1.75 percent, Mexico cut rates by 300 bps to 4.25 percent, Indonesia cut rates by 125 bps to 3.75 percent and India cut rates by 115 bps to 4.00 percent.

In markets, the yield on the 10-year US Treasury (UST) note finished the period 100 bps lower, at 0.92 percent, ranging from a pre-pandemic high of 1.92 percent on January 1 to an all-time low of 0.51 percent on August 4. The UST yield curve notably steepened from early August through the end of December, with the spread between the three-month UST bill and the 10-year UST note rising from 40 bps to 83 bps on mounting debt issuance and rising reflation expectations.

In Europe, the yield on the 10-year German Bund finished the year 38 bps lower at -0.57 percent, ranging from a pre-pandemic high of -0.19 percent on January 13 to an all-time low of -0.86 percent on March 9, during peak financial market shocks. Expanding monetary accommodation, political challenges to disbursing fiscal stimulus measures and persistent deflationary pressures kept yields suppressed across much of core Europe through the end of the year. Sovereign bond yields also declined in several countries on ongoing monetary accommodation during the year, notably including much of Latin America and Asia, particularly Brazil, Mexico, Indonesia and India.

In currency markets, the USD initially strengthened in March on tremendous demand for US dollars during the financial market shocks, but then entered a broad-based weakening pattern in mid-May that largely persisted through the end December. Many developed market and emerging market currencies alike strengthened against the USD over the final seven months of the year. In credit markets, spreads widened substantially during peak financial market volatility in February and March, but progressively tightened from April through December, with several sovereign and corporate sectors finishing the year at pre-pandemic levels.

What strategies and techniques did you employ that specifically affected Fund performance?

We continued to maintain low portfolio duration. We are significantly underweight developed market duration, preferring to hold short- to intermediate-term USTs, while holding no exposure to the long end of the curve. We hold no duration exposure in the eurozone. Instead, we continue to emphasize select local-currency bonds outside of the major developed markets, in countries that we view as having resilient fundamentals and attractive risk-adjusted yields.

In December, we shifted the emphasis of our currency allocations from a safe-haven stance toward medium-term valuation opportunities against the euro and USD. We see fundamental value in specific currencies of economies with current account surpluses, notably in northern Europe, Japan and other areas of Asia. We are also holding various unhedged local-currency positions, notably in South Korea, Indonesia, India and Ghana. We have notable long exposures in the Norwegian krone and Swedish krona against the euro, and in the Japanese yen and Chinese yuan against the USD. We continued to hold long exposure in the USD against a net-negative position in the euro, as we expect the euro to weaken against the USD on negative rates in the eurozone and comparatively greater headwinds to growth and reflation efforts across Europe. We reduced our net-negative position in the Australian dollar in December, as part of our tactical rotation into areas of risk and value in Asia.

We continued to broadly avoid credit sectors, which remain overvalued and vulnerable to ongoing economic damage, in our view. Nonetheless, we continue to monitor credit conditions and have become increasingly constructive in various areas of the global fixed income markets, notably in areas of Asia, as we expect vaccine distributions to improve economic activity in the second half of 2021.

What will affect the Fund going forward?

We are optimistic for the potential effectiveness of vaccine distributions in 2021, which we expect to incrementally support a rebound in economic activity midway through the year. We anticipate being constructive in a number of regions as the world transitions towards a post-COVID-19 era, with a particular focus on areas of Asia that have addressed the health crisis and economic crisis more effectively. However, it remains crucial to be highly selective as there is wide variance in how countries have contained COVID-19, handled fiscal and monetary policy, and supported their economies.

Additionally, optimism for a potential curtailment of the pandemic in the second half of the year should be counterbalanced with caution over acute near-term risks, in our view. The pandemic continues to destroy areas of economic activity as cases surge to record levels in areas of Europe, the US and Latin America, resulting in substantial risks for a number of financial assets. COVID-19 cases appear likely to reach a zenith during the winter months before vaccine distributions may cause the pandemic to ebb in the late spring and summer of 2021. Broad disinflationary effects are likely to persist until economies can return to full mobility. There will also be wide variation in distribution efficiency in countries, with several emerging markets lagging the deployments of vaccines in advanced economies, creating staggered timelines for economic recoveries and specific investment opportunities.

From a macro standpoint, fiscal and monetary policies continue to have a substantial impact on financial market valuations. Central banks are now seen as the policymaker of first and last resort during a crisis, with extreme monetary policy becoming the norm in developed economies. Emerging markets typically have less ability to pursue ultra-accommodative policies given the amplified risks to price stability and their exchange rates. Stronger institutions in developed countries allow for more extreme measures, though not without consequence; massive fiscal deficits and persistently low rates to minimize debt financing should lead to currency depreciation, notably in the euro area and the US.

We believe environmental, social and governance (ESG) factors will play a major role in rebuilding the post-COVID-19 world. Social cohesion and good governance have the power to accelerate a country's post-crisis recovery, or the lack thereof can stymie it. Tragically we have seen the consequences of weak ESG factors in specific emerging markets during the pandemic. Countries that were less prepared for a health crisis due to weaker health care systems and less developed infrastructure, and/or less prepared for an economic crisis due to fiscal imbalances, high levels of debt and external dependencies, have suffered greater damage. By contrast, countries that were in stronger fundamental shape before the crisis, with stronger institutions, lower levels of debt and more diversified economies, have generally fared better.

Widening income inequality in many countries also remains a critical issue that threatens to undermine economic stability and intensify social discord. Damaged economies and elevated unemployment from the pandemic have only worsened several pre-existing structural problems. Countries that effectively address these challenges in the years ahead can strengthen the underpinnings of their economies, while those that neglect these factors risk further instability. We expect ESG to be a defining characteristic for global fixed income markets in years ahead. Countries that are projected to improve on ESG factors often present the strongest investment opportunities.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
U.S. Treasury Note 2.125%, 05/15/25	$5,342,520	5.9%
U.S. Treasury Note 1.500%, 11/30/24	4,456,690	4.9%
U.S. Treasury Note 2.000%, 02/15/25	4,432,549	4.9%
Korea Treasury Bond 4.250%, 06/10/21	4,279,686	4.7%
Korea Treasury Bond 1.375%, 12/10/29	4,207,892	4.6%
U.S. Treasury Note 1.750%, 12/31/24	3,696,023	4.1%
Korea Treasury Bond 3.375%, 09/10/23	2,668,196	2.9%
U.S. Treasury Note 2.875%, 05/31/25	2,659,249	2.9%
Mexican Bonos 6.500%, 06/09/22	2,559,553	2.8%
Korea Treasury Bond 3.000%, 09/10/24	2,371,397	2.6%
	$36,673,755	40.3%

^Excludes short-term investments.

Country Diversification (shown as a percentage of net assets)

Currency Diversification (shown as a percentage of net assets)

African	1.57%
Ghana Cedi	1.57%
Americas	37.65%
United States Dollar	34.97%
Argentine Peso	1.85%
Mexican Peso	0.79%
Brazilian Real	0.04%
Asia Pacific	71.87%
Japanese Yen	49.98%
Republic of Korea Won	17.95%
Indian Rupee	5.02%
Indonesian Rupiah	4.74%
Chinese Yuan Renminbi	4.47%
Australian Dollar (AUD)*	-10.29%
Europe	-11.09%
Norwegian Krone	11.44%
Swedish krona	7.81%
Euro*	-30.34%

*A negative figure reflects net "short" exposure, designed to benefit if the value of the associated currency decreases. Conversely, the Fund's value would potentially decline if the value of the associated currency increases.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT International Bond Fund,
FTSE World Government Bond Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT International Bond Fund's Class 2 shares total return compared to the FTSE World Government Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2010 through December 31, 2020, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The FTSE World Government Bond Index is a market capitalization weighted index consisting of the government bond markets from over twenty countries. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. Each bond must have a minimum rating of BBB-/Baa3 by S&P or Moody's.

SFT IvySM Growth Fund

Bradley M. Klapmeyer, CFA Portfolio Manager Ivy
Investment Management Company

Fund Objective

The SFT IvySM Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by large capitalization companies. While Securian Asset Management, Inc. acts as the investment adviser for the Fund, Ivy Investment Management Company (IICO) provides investment advice to the Fund under a sub-advisory agreement. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for large cap stocks or in the equity markets generally.

Performance Update

The Fund generated a total net return of 30.69 percent over the 12 months ending December 31, 2020, underperforming the Russell 1000 Growth Index which returned 38.49 percent for the same period.

What influenced the Fund's return during the past 12 months?

During the measurement period, the Fund posted a strong absolute gain, but underperformed relative to its benchmark. Stock selection within the consumer discretionary, information technology and communication services sectors was the main reason for relative underperformance.

Market returns were strongly influenced by the "tails"—on one end were hyper growers that lack proven business models throughout cycles and on the other end were cyclical value stocks that are highly dependent on accelerating economic growth prospects. This created a unique challenge for the Fund's desire to maintain a strong quality bias as many of the outperforming areas lacked the strong business model characteristics we typically require. Given that we believe quality is more durable than growth, we were forced to sacrifice on some relative growth attributes in favor of quality, and although that resulted in underperformance in 2020, we think maintaining a focus on quality growth will be rewarded through the cycle.

What other market conditions or events influenced the Fund's performance during the past 12 months?

2020 initially started, pre-pandemic, with hopes that easing credit conditions and monetary policy would ultimately lead to accelerating growth later in 2020. Oddly enough, 2020 ended with that same narrative but for 2021 with hope that another round of, again unprecedented, monetary and fiscal policy will kick-start a new, but stronger post pandemic economic cycle.

Maintaining exposure to the large-cap growth style over the past decade has been a rewarding proposition with an annual total return for the Russell 1000 Growth Index since 2010 slightly more than 17 percent. While those average annual gains are remarkable, it hasn't been a smooth ride as the past decade has been marked by its fair share of turbulence as global economies emerged from the depths of the global financial crisis. While this decade long run for growth style investing was capped with another year of strong gains, 2020 made sure it was a hard-earned return.

What strategies and techniques did you employ that specifically affected Fund performance?

Performance in consumer discretionary was the leading source of negative sector attribution. The Fund was overweight the sector but challenging stock selection more than offset this positive allocation. The most significant detractor was underweight exposure to Tesla, which posted a significant gain for the period. We maintained no exposure as we believe Telsa's valuation is embedding unrealistic long-term business economics and earnings. An overweight position in two other stocks, V.F. Corp. and Booking Holdings Inc., also detracted from performance. Finally, a notable overweight position in Tractor Supply Co. was a source of positive attribution. Strength in Tractor Supply, a position initially introduced in the portfolio in January 2020, outperformed as it remained operational during COVID-19 because its products were deemed essential to consumers.

Information technology was another detractor, driven by an overweight position in Motorola Solutions, which underperformed as a result of concerns related to demand within its first responder communications business unit. Apple, Inc. was another detractor as the Fund's underweight position proved incorrect given the company's impressive returns during the period. Positive attribution wasn't absent during the period as several overweight positions, including NVIDIA Corp., PayPal Holdings, Adobe and Microsoft, provided a partial offset to challenged performance within the sector.

Within the communication services sector, the Fund continued to experience a headwind from the pervasive theme of rewarding relatively unproven business models, which stands in contrast to the Fund's well-tenured process and philosophy. Underweight positions in Netflix, Pinterest and Roku were sources of detraction, while an overweight in Electronic Arts, despite gaining double digits in the period, added to the relative underperformance within the sector. Positive attribution was present as the Fund continued to avoid traditional media companies that significantly underperformed the sector.

Industrials was a source of positive attribution driven by the Fund's stock selection within the sector. Underweight positions in aerospace and defense stalwarts such as Boeing and Lockheed Martin were bright spots. A continued overweight in CoStar Group, as in recent years, again proved to be a source of positive attribution. The Fund experienced a headwind to performance with overweight positions in several long-term holdings such as Stanley Black & Decker, Caterpillar, Northrop Grumman and J.B. Hunt Transport Services.

Lastly, Fund exposure to the real estate and materials sectors, while relatively small, provided positive sources of attribution through both positive allocation and stock selection.

What will affect the Fund going forward?

Supported by low interest rates, flowing fiscal stimulus and improving global growth prospects, the markets will likely enter 2021 with a sustained desire to swing for the fences. As such, it is possible to see continued strength in the near-term from hyper-growth dream stocks and lower quality, deeply cyclical value names.

We see these tail trades, or "barbell strategies," as temporary. Neither has deep roots attached to quality businesses. We believe as the year progresses the persistence and intensity of outperformance from these tails will cede momentum to more durable investment strategies. We are hopeful that macro and stylist influences on the market will diminish leaving a market better tuned for stock picking, not macro or factor guessing.

The catalyst driving our view of a more rational market environment is simply related to the "rubber meeting the road." Market valuation expansion has been a significant portion of growth style returns over the past two years, which embeds a high level of expectations around accelerating growth or sustaining high levels of rapid growth. We believe that parts of the market—work from home, pandemic beneficiaries and hyper-growth stocks—have built in expectations of years of forward good news based on current low interest rates, contained inflation, upsized fiscal stimulus and stronger near-term economic prospects. We think these high expectations of sustained growth along with a broadening economic recovery and upward movement in rates, poses a real risk to the growth tail of the market.

Our empirically proven investment philosophy is based on the fleeting nature of growth sustainability and that growth, if ultimately durable, needs to be attached to a quality business. As such, we have always started our stock selection process with good business model selection and believe quality is paramount to controlling downside risk and driving strong multi-year returns. Although the current environment may be recklessly rewarding only those companies with the highest near-term growth or strongest pandemic revisions, we stand firm in our assessment that quality is more durable than growth. We believe starting with quality while avoiding the temptation to chase growth for growth's sake (at any cost) will reap significant and more predictable benefits over a multi-year horizon.

Ten Largest Holdings^

Security description	Market value	% of net assets
Microsoft Corp.	$60,341,656	10.0%
Apple, Inc.	53,483,093	8.8%
Amazon.com, Inc.	41,265,303	6.8%
Alphabet, Inc.—Class A	27,197,468	4.5%
Visa, Inc.—Class A	26,988,439	4.5%
Facebook, Inc.—Class A	22,041,280	3.6%
PayPal Holdings, Inc.	19,013,995	3.1%
Adobe, Inc.	18,808,513	3.1%
Motorola Solutions, Inc.	18,400,492	3.0%
Intuit, Inc.	17,718,863	2.9%
	$305,259,102	50.3%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT IvySM Growth Fund,
the Russell 1000 Growth Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT IvySM Growth Fund's shares total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2020, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

'Ivy' is the registered service mark of Ivy Distributors, Inc., an affiliate of IICO.

SFT IvySM Small Cap Growth Fund

Timothy J. Miller, CFA, Kenneth G. McQuade, CFA, Bradley P. Halverson, CFA Portfolio Managers Ivy Investment Management Company

Fund Objective

The SFT IvySM Small Cap Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by small capitalization companies. While Securian Asset Management, Inc. acts as the investment adviser for the Fund, Ivy Investment Management Company (IICO) provides investment advice to the Fund under a sub-advisory agreement. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for small cap stocks or in the equity markets generally.

Performance Update

The Fund generated a total net return of 36.26 percent over the 12 months ending December 31, 2020, outperforming the Russell 2000 Growth Index which returned 34.63 percent over the same period.

What influenced the Fund's return during the past 12 months?

The Fund outperformed its benchmark for the measurement period. The Fund's steady focus on sustainable, quality growth companies provided a consistent lead over the benchmark during a period of tremendous volatility and mood swings in the market. After a strong start to the year, COVID-19 focused investor expectations on industries and companies that could weather the turmoil or indeed prosper.

What other market conditions or events influenced the Fund's performance during the past 12 months?

One needed more than "2020" vision to foresee the events that would transpire last year and how the market could rise so much in the midst of all of the chaos. The broad market gains in the U.S. were good last year and the small-cap market gains were great.

Growth stocks were the leaders across the entire market cap spectrum, as investors gravitated to the durability and predictability of companies in the technology, healthcare, and emerging growth industries. COVID-19 caused a sharp correction in the spring, but the rapid and forceful response of fiscal and monetary policy provided the catalyst for the stock market to foresee better days ahead. Confidence in that foresight was further enhanced by the rapid development and success of a vaccine late in the year, sparking a broader year-end rally.

What strategies and techniques did you employ that specifically affected Fund performance?

There were clear winners that thrived during the economic contraction, including health care service companies such as Teledoc, or critical software vendors whose subscription model proved resilient, or consumer companies exposed to outdoor recreation. The Fund made a few adjustments to increase exposure in these stocks while reducing exposure in the most vulnerable industries such as travel and entertainment and energy. The correction lasted about a month, and then the impact of aggressive fiscal stimulus and monetary accommodation turned sentiment around quickly. The rally was led by the stocks hit the hardest during the correction, and then a tug of war ensued over the balance of the year between defensive COVID-19 beneficiaries versus a reopening recovery trade. The challenge for the Fund was to maintain the significant outperformance generated prior to the bottom. By year-end only a small portion of that gain had been forfeited. The two leading sectors for the Fund were the two largest weights, information technology and health care.

Information technology was a significant contributor to Fund performance during the year as the sector handily beat the index and stock selection nicely outpaced sector returns. As the world lurched into lockdown in March, the digital transformation theme of the past decade suddenly accelerated as the necessity to work remotely impacted all types of organizations worldwide. Many technology companies became immediate beneficiaries as reliance on software, communications, technology and digital tools became mission critical. The Fund has historically been overweight information technology because the market, over a full market cycle, has rewarded strong, enduring business models operating in large, exploitable markets. This year was turbocharged as software, semiconductors and information technology services were key contributing industries, bolstered by strong stock selection leading to significant returns in excess of the Fund's benchmark. Notable performance came from Five9, a company providing crucial cloud call-center software; Enphase Energy, a company delivering solar inverters and batteries to the U.S. residential market; and Monolithic Power, a leading analog semiconductor company. In the year ahead, we believe demand for these technologies will remain robust and we expect to retain an overweight sector stance devoted to strong growth companies. Still, we are conscientious of elevated valuations and continue to evaluate position sizes and seek for new opportunities of innovative companies we believe are well positioned for sustained growth and profitability.

Health care produced the strongest return of any sector and, as the largest weighted sector in the Fund's benchmark, created a significant performance hurdle to keep up with. COVID-19 was the obvious key focal point that created many direct impacts such as minimal capacity for non-emergency procedures, lower private pay from rising unemployment, massive vaccine and treatment funding and significant stress on staffing. Another incremental aspect of the pandemic was the rapid development and acceptance of novel technologies that could make health care delivery more efficient, more effective and more customized, such as genetic testing, vaccine technologies and gene editing. Biotech was the largest contributing segment. Biotechnology produced a strong double-digit annual return in the Fund's benchmark on the back of accelerated adoption of technologies along with low interest rates, easy credit and an accommodating Food and Drug Administration. Despite the tough performance hurdle, we outperformed within health care due to strong stock selection including multiple names that more than doubled their returns in the year. Although we remained underweight the sector to avoid much of biotech's more binary risk profiles, stock selection more than offset the weighting headwind. Looking forward, we think demand for more efficiency and individualized treatments along with available funding for development keeps the fundamental outlook bright for the more novel niches in health care, likely at the expense of outdated facilities and invasive therapies. As a result, we continue to gravitate toward innovation and services that facilitate value-based health care in more cost-effective settings.

The balance of the portfolio was a net drag on performance for the year. As the market migrated to a recovery-oriented environment in the latter half of the year, the cyclical, value-oriented portion of the Fund's benchmark led the way. Stocks in the energy, machinery and materials sectors were the outperformers and these areas were underweight positions in the Fund.

Consumer discretionary was a strong absolute performer and the Fund performed in line with the Fund's benchmark. The shortfall in industrials was primarily due to the cyclical phenomena mentioned above, and a bit of a speculative flurry of performance in solar stocks. Finally, financials was a drag on returns due to disappointing stock performance from a few names such as eHealth and Houlihan Lokey. The former has been sold.

What will affect the Fund going forward?

As unpredictable as 2020 was, the lesson learned was to maintain the Fund's core stock selection discipline, which has proven over the years to be a successful strategy. We believe the market ultimately rewards the small-cap growth companies that deliver sales and earnings growth and returns on capital that merit the high valuations often achieved.

The pandemic in some cases validated and accelerated the adoption of the innovative growth models that the Fund is always pursuing. The outlook for 2021 seems brighter with the rollout of the vaccine but there will undoubtedly be the unexpected turn of events that lead to market volatility. Innovation is in full stride however, which we think is an ideal environment to invest in small-cap growth companies.

Ten Largest Holdings^

Security description	Market value	% of stock portfolio
Five9, Inc.	$7,542,277	3.6%
CareDx, Inc.	6,452,107	3.0%
Varonis Systems, Inc.	6,092,836	2.9%
Globant SA	5,309,249	2.5%
Monolithic Power Systems, Inc.	5,255,034	2.5%
PetIQ, Inc.	4,842,701	2.3%
The Brink's Co.	4,627,728	2.2%
Mercury Systems, Inc.	4,457,421	2.1%
Vericel Corp.	4,370,940	2.1%
Q2 Holdings, Inc.	4,136,139	2.0%
	$53,086,432	25.2%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT IvySM Small Cap Growth Fund,
the Russell 2000 Growth Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT IvySM Small Cap Growth Fund's shares total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2020, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The index is broad-based, comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on total market capitalization.

'Ivy' is the registered service mark of Ivy Distributors, Inc., an affiliate of IICO.

SFT Managed Volatility Equity Fund

Craig M. Stapleton, CFA, FRM, Jeremy Gogos, Ph.D., CFA and Merlin Erickson Portfolio Managers

Fund Objective

The SFT Managed Volatility Equity Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500® Low Volatility Index, 20 percent S&P 500® BMI International Developed Low Volatility Index and 20 percent Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index (collectively, the Blended Benchmark Index). The SFT Managed Volatility Equity Fund invests at least 80% of its assets in equity securities. Equity securities include those that are equity based, such as ETFs that invest primarily in U.S. and foreign equity securities. The Fund is subject to risks associated with such investments as described in detail in the Fund's prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

Performance Update

The Fund generated a total net return of -5.35 percent, with a volatility of 11.87 percent, over the 12 months ending December 31, 2020. The Blended Benchmark Index, which is comprised of the S&P 500® Low Volatility Index, weighted 60 percent, the S&P 500 BMI International Developed Low Volatility Index, weighted 20 percent, and the Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index, weighted 20 percent, returned -1.96 percent, with a volatility of 23.35 percent, over the same period.

What influenced the Fund's return during the past 12 months?

Equity volatility is what guides the asset allocation of this strategy. When equity volatility is low, the equity exposure of this strategy will be high. Conversely, when equity volatility is high, the equity exposure of this strategy will be low. Clearly, in 2020, COVID-19 was the predominant driver of market volatility.

The S&P 500 realized 34.43 percent volatility for 2020, the sixth highest calendar-year volatility in the index's 93-year history. 2008 is the only year in the modern era more volatile (40.97 percent realized volatility). All other higher years occurred in the 1920s and 1930s. Realized one-month volatility began 2020 quite low, entering the year at 6.90 percent. As such, the Fund's equity exposure was at 98.95 percent. In early February, as the market began to appreciate how truly disruptive COVID-19 could be, volatility began to escalate. From 02/21/2020 through 03/27/2020, the Fund was steadily de-risked from 99.52 percent to 13.61 percent equity exposure. This reduction in equity exposure was concurrent with one-month volatility increasing from 13.90 percent to 97.12 percent over the same time period. 03/27/2020 turned out to be the peak of one-month realized volatility in the COVID-19 market panic, but it stayed above 40 percent through the end of April. Indeed, the Fund did not begin adding back equity exposure in earnest until mid-May, and volatility did not drop enough for the Fund to get to "neutral" weight—i.e. 80 percent exposure—until late July. September and October also saw brief periods of volatility rising to the mid 20 percent range, and so the Fund was underweight equity for most of Q3 and Q4. One-month volatility closed out 2020 at 8.3 percent, and the Fund finished 2020 with 87.54 percent linear S&P exposure, approximately 11.59 percent exposure in long S&P 500 call options, and approximately 1.30 percent exposure in long Chicago Board of Options Exchange (CBOE) Volatility Index (VIX) puts.

All told, the Fund's average equity exposure for 2020 was 64.52 percent, which contributed -5.43 percent to the overall Fund return on a net basis. The benchmark equity component contributed -2.09 percent to the Blended Benchmark Index return. The Fund's fixed income and cash assets averaged 35.48 percent weight for the year, and contributed 0.08 percent to the overall Fund return on a net basis. The benchmark fixed income component delivered 0.13 percent to the Blended Benchmark Index return.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Following are just some of the financial extremes witnessed in 2020:

•  March 2020 saw a realized volatility of 93.42 percent, the most volatile month ever in the S&P 500 history.

•  The CBOE VIX set a new closing record of 82.7 on 03/16/2020.

•  The 33.92 percent drawdown from 02/20/2020 through 03/23/2020 was the ninth-largest S&P loss ever in 23 business days, and all other such periods that surpassed it were in 1929 and 1931.

•  Similarly, over the next 103 days, the S&P 500 rallied 51.50 percent, surpassing its pre-COVID-19 high. The speed of this rally is also unmatched in the last 87 years; only periods from 1932 and 1933 saw a larger S&P 500 price appreciation in the same number of business days.

•  International indexes (Nikkei 225, Hang Seng, FTSE 100, EuroStoxx 50) also saw rapid drawdowns in the 25-35 percent range in response to COVID-19.

•  The highest single-week Initial Jobless Claims (IJC) number during the Great Financial Crisis (GFC) was 665,000; during the week of 03/20/2020, the IJC number jumped from 282,000 to 3,307,000, and experienced forty-one continuous weeks of prints above the GFC peak.

•  The US 10-year Treasury rate set a new record low of 0.51 percent on 08/04/2020.

•  Second quarter of 2020 saw the largest quarter-over-quarter US Gross Domestic Product (GDP) contraction in history -31.40 percent.

In addition to these "top-level" anomalies, there were other very troubling developments underneath:

•  The well-known concentration of S&P 500 market cap in tech names was not helped by Tesla joining the index. As of year end, 24.86 percent of the S&P 500 market cap was concentrated in Apple, Amazon, Facebook, Alphabet (Google), Microsoft, Tesla, and Netflix. Also of note, Tesla saw a 743 percent return for 2020.

•  The best-performing S&P 500 sector in 2020 was Information Technology. The worst-performing sector was Energy. The performance gap between the two was the largest on record, going back to 2002. COVID-19 created an environment where industries that benefit from "work from home" (delivery retail, tech, etc.) were handed outlandish returns, and most other real-economy sectors were punished.

•  The Growth and Value sub-indexes of the S&P 500 tell a similar story. The outperformance of Growth over Value in 2020 is the largest on record back to 1994. The next largest Growth-Value gap was in 1998, leading up to the DotCom bubble.

•  The current projection for S&P 500 earnings growth year-over-year for the fourth quarter 2020 is -8.8 percent; yet the S&P 500 closed 2020 at a new all-time high.

We continue to view the equity markets as generally overvalued, and the absurd performance of the top equity sectors and names as liquidity fueled mania. To that end, consider the peak-to-trough performance of both the Fund and the Fund's benchmark through the COVID-19 panic. The Fund achieved its goal of mitigating severe drawdowns. However, with the Federal Reserve (Fed) unexpectedly cutting its target policy rate to 0.0 percent (03/13/2020) and pledging to inject trillions of short-term liquidity into the financial system, and the roughly $2 trillion CARES act passing on 03/27/2020, any asset allocation that involved being underweight equity was a losing proposition. This underweight was one primary driver of the Fund's underperformance in 2020. The other driver was the Fund's tilt toward value and low volatility stocks in its cash equity holdings. As alluded to above, these equity factors were extremely challenged in 2020.

What strategies and techniques did you employ that specifically affected Fund performance?

Throughout the year, the Fund held a core long position in cash equity that represents low volatility domestic and international equity. In addition, the Fund had long and short positions in S&P 500 futures, long and short S&P 500 call options, long and short S&P 500 put options, long and short VIX call options, and long and short VIX put options. These derivative positions were held either as expressions of the target equity allocation of the Fund given prevailing volatility, or as supplemental hedges for managing the Fund's risk.

What will affect the Fund going forward?

We expect worse-than-average returns, and higher volatility, for domestic risk markets on a go-forward basis. Equity indexes continue to make new highs, while most fundamental valuation metrics suggest the equity market is quite overvalued, and S&P 500 earnings have declined year-over-year for 7 of the last 8 quarters. Both investment grade and high yield corporate credit yields are near their historic lows, while domestic corporate debt outstanding hit another new record in 2020. Multiple indications of inflation expectations have steadily risen since early 2020.

In short, up to this point, the monetary and fiscal tsunami unleashed upon the markets has been the primary driver of the returns seen since the COVID-19 market nadir. In our view, it seems plausible that the market has finally reached the point where central bank liquidity can no longer be injected without stoking fears of inflation. And further, every major central bank is now at their logical policy limit: short-term rates pinned at zero, and aggressive asset purchases to support markets.

Some market observers find justification for bullish sentiment in the COVID-19 vaccine release, and the promise of societal dynamics returning to normal. But in response, we pose the following simple logical question: if the market was impervious to the sectors worst affected by COVID-19 struggling mightily for the better part of a year, should the market see material gains as a result of those sectors returning to normal operation?

Given the present situation of extremely accommodative monetary policy, and probable further fiscal stimulus from the newly-elected Democratic federal government, we view the risk of a major equity selloff as reduced. But again, we are hard-pressed to see the case for material risk asset gains in 2021. And, perhaps more importantly, given the current central bank positioning, the—in our view—absolutely irresponsible federal debt and deficit, and the already staggering level of federal stimulus, we see the entire market as extremely vulnerable to an exogenous shock.

In a tactical sense, we will continue to use our volatility metrics to inform the equity allocations of the Funds. We will increase equity exposure if we believe volatility will decrease, decrease equity exposure if we believe volatility will increase, and in the event that we are overweight equity, we will carry some form of tail risk hedge for the foreseeable future.

Ten Largest Holdings^

Security description	Market value	% of market value
iShares Edge MSCI Minimum Volatility USA ETF	$114,923,012	32.3%
iShares Edge MSCI Minimum Volatility EAFE ETF	91,455,132	25.7%
iShares Core High Dividend ETF	66,318,585	18.7%
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	21,871,832	6.2%
iShares MSCI Germany ETF	16,877,240	4.7%
BlackRock Short Maturity Bond ETF	13,809,042	3.9%
	$325,254,843	91.5%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Managed Volatility Equity Fund,
the Blended Benchmark Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Managed Volatility Equity Fund's shares total return compared to its Blended Benchmark Index, comprised of 60 percent of the S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on November 18, 2015 through December 31, 2020, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Securian Asset Management, Inc. (Securian AM) and the Securian Funds Trust, on behalf of the SFT Managed Volatility Equity Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated November 18, 2015, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2021. The Agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days' notice prior to the end of a contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index.

The S&P 500® Low Volatility Index measures performance of the 100 least volatile stocks in the S&P 500®. The S&P 500® BMI International Developed Low Volatility Index measures the performance of the 200 least volatile stocks in the S&P Developed Market large/midcap universe. Constituents are weighted relative to the inverse of their corresponding volatility, with the least volatile stocks receiving the highest weights. The Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index tracks the market for the on-the-run 3-month Treasury bill issued by the U.S. government.

SFT Real Estate Securities Fund

Matthew Richmond, Lowell Bolken, CFA and Joshua Klaetsch, CFA Portfolio Managers

Fund Objective

The SFT Real Estate Securities Fund seeks above-average income and long-term growth of capital. The Fund intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the SFT Real Estate Securities Fund, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

Performance Update

The Fund's Class 2 shares generated a total net return of -2.83 percent over the 12 months ending December 31, 2020, outperforming the FTSE NAREIT Equity REITs Index which returned -8.00 percent over the same period.

What influenced the Fund's return during the past 12 months?

Real estate stocks delivered negative returns for the year ending December 31, 2020, widely underperforming the S&P 500® for the second consecutive year. The COVID-19 pandemic ushered in unprecedented economic strife on main-street America, leading to significant occupancy losses and operating uncertainty across the commercial real estate landscape. The majority of damage was inflicted throughout the first half of the year, with steady improvement in operating conditions being achieved in the second half. With the economy effectively shuttered in the second quarter and job losses exceeding 20 million (as opposed to 8 million in the Global Financial Crisis of 2008) it comes as little surprise that real estate demand suffered wide-reaching effects.

COVID-19 continues to weigh on real estate demand across most property types, but the welcome news of effective vaccines has shifted the outlook for the sector. Relative to earlier in the year, rental collections have improved dramatically and the sector appears to have stabilized. Significant laggards, including retail and hotels can now see a light at the end of what has been a very long tunnel. While it will likely take years for demand to return to pre-COVID-19 levels, the specter of widespread tenant bankruptcies has faded. Optimism surrounding a return to normal activity levels across the economy and space demand resumption is driving expectations of 5% cash flow growth for REITs in 2021.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Data Centers and Cell Tower owners were the standouts among the property types, while retail and hotel owners suffered near catastrophic business interruption. Demand for space remains strong, with enterprise migrations in datacenters and 5G buildouts in towers expected to accelerate. At the same time, edge and cloud computing, mobile data usage growth, and artificial intelligence are all expected to provide tailwinds to demand for the foreseeable future. We continue to see the communications infrastructure names as attractively valued when considering their growth prospects and defensive lease structures, and the portfolio remains overweight to this sector.

Industrial REITs were another clear winner throughout the pandemic as on-line shopping exploded and consumers continued to execute a secular shift from 'bricks and mortar' shopping to E-Commerce with same day delivery.

Single family rental REITs also delivered solid performance. A limited supply of affordable and available inventory, coupled with surging demand from renters fleeing large, urban areas drove near sector leading returns for single family rental REITs.

As if "bricks & mortar" retailers needed another problem in the fight for consumer dollars, the pandemic all but destroyed the demand for in-person shopping. Another year of significant store closures and bankruptcy filings resulted in dismal performance for mall REITs, whose returns lagged the index by nearly 30%.

Office REITs were another casualty of COVID-19, as the world reverted to a work-from-home model. We believe this phenomenon has staying power that will impinge office demand for the foreseeable future. Demand and rental rates will likely take years to recover (if ever) to pre-COVID-19 levels in certain urban markets.

What strategies and techniques did you employ that specifically affected Fund performance?

The Portfolio delivered negative returns, but widely outperformed its benchmark and finished in the top quartile of peers. We properly anticipated the wide-ranging influence of the pandemic and quickly shifted the portfolio to a "defensive" posture in the late first quarter. Our investment philosophy consistently favors companies we believe own well-located, high-quality properties that feature stable balance sheets, exhibit improving property fundamentals and have above-average cash flow growth prospects. Those characteristics have proven over time to result in favorable performance.

Office stocks underperformed the index, but selection decisions within the sector aided the portfolio's relative performance. A long-held overweight position in a biotech/life science owner was a sizable outperformer. This company benefited from owning a high quality portfolio of buildings with a highly attractive tenant roster. Near complete avoidance of New York City (NYC) office owners also benefitted the portfolio. Owners of NYC office faced significant challenges now and into the forseeable future with the COVID-19 fallout expected to impact demand for years, as dense urban office leasing will become taboo in the post-COVID-19 world. We also reduced our holdings in West Coast centric office owners as conditions in that region have deteriorated.

Data Center and Cell Tower REITs were among the top performers in 2020, and the portfolio's overweight position was a significant contributor to benchmark-relative performance. We continue to see the communications infrastructure names as attractively valued when considering their growth prospects and defensive lease structures, and the portfolio remains overweight to this sector.

Retail REITs dramatically lagged the Fund's benchmark as COVID-19-related business disruption drove record bankruptcies and tenant disruption. Later in the year, particularly following "Pfizer Monday", Retail REITs became a prime beneficiary within the reopening rally. We continue to have concerns over tenant health in the space, but also recognize the steep discounted valuations available at today's pricing. We shifted the portfolio to an overweight position as we became increasingly optimistic that retail fundamentals will improve in a post-vaccine environment.

Hotel REITs and operating companies continued to feel the impacts of restricted travel throughout the year and their stock performance relative to the REIT benchmark reflected that reality. While business and air travel remain largely shut down, hotel REIT management teams have noted a surprising uptick in leisure demand at drive-to resort properties. Similarly to Retail, we have taken advantage of depressed pricing to initiate an overweight position predicated on improving lodging trends in 2021.

What will affect the Fund going forward?

The Federal Reserve's (Fed) intentions are clear—rates are to remain anchored near zero until inflation takes hold. The Fed remains committed to maintaining an aggressive pace of asset purchases, even as its balance sheet has grown by over $3.2 trillion since the end of February. Congress seems to understand that fiscal policy needs to play a leading role. The late passage of a new COVID-19 relief bill provides for ongoing enhanced unemployment benefits, $600 stimulus checks, and continued aid for small businesses and transportation. At a value of $900 billion, while smaller than the $2.5 trillion CARES Act, the package still weighs in at over 4 percent of GDP. Under a Biden administration, we believe policymakers are likely to support actions that seek to drive growth until the tide lifts all boats.

While a strong rebound is likely, in our view we're not going to return to the old normal. The pandemic accelerated trends that were already in place and focused an unflinching spotlight on imbalances and sectors with weak value propositions. Work from home appears to be here to stay, and demand for office space and business travel will likely face a long recovery; as will bricks and mortar retail. Indeed, many office, hotel, and retail properties will never recover pre-COVID-19 occupancy levels. We have been careful to avoid companies that we believe are more exposed to these trends, and have focused the portfolio's positioning to take advantage of those we believe will recover and thrive in a post-COVID-19 world.

On the bright side, the economy has been surprisingly resilient, and strong growth will ease the transition back to normality. REIT stocks remain attractively valued, particularly against the backdrop of Fed actions, improving economic growth, and forever low interest rates. Slow vaccine rollout, new vaccine-resistant strains, and higher 10-year Treasury rates are all risks that could cause the group to deliver uninspiring returns again in 2021.

Ten Largest Holdings^

Security description	Market value	% of net assets
ProLogis, Inc.	$9,695,024	7.7%
Equinix, Inc.	7,737,426	6.1%
Welltower, Inc.	4,775,418	3.8%
Simon Property Group, Inc.	4,560,689	3.6%
Digital Realty Trust, Inc.	4,324,810	3.4%
Public Storage	4,318,391	3.4%
AvalonBay Communities, Inc.	3,806,362	3.0%
Ventas, Inc.	3,408,084	2.7%
Duke Realty Corp.	3,341,492	2.7%
Invitation Homes, Inc.	3,329,370	2.6%
	$49,297,066	39.0%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Real Estate Securities Fund,
FTSE NAREIT Equity REITs Index, and Consumer Price Index (CPI)

On the chart above you can see how the SFT Real Estate Securities Fund's Class 2 shares total return compared to the FTSE NAREIT Equity REITs Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2010 through December 31, 2020, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

FTSE NAREIT Equity REITs Index is a broad-based index consisting of real estate investment trusts.

SFT T. Rowe Price Value Fund

Mark Finn, CFA, CPA
Portfolio Manager T. Rowe Price

Fund Objective

The SFT T. Rowe Price Value Fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The Fund pursues its objective by taking a value approach to investment selection. Holdings consist primarily of large cap stocks, but may also include stocks of mid-cap and small-cap companies. While Securian Asset Management, Inc. acts as the investment adviser for the Fund, T. Rowe Price Associates, Inc. (T. Rowe Price) provides investment advice to the Fund under a sub-advisory agreement. The Fund's value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced at a low level.

Performance Update

The Fund generated a total net return of 10.06 percent over the 12 months ending December 31, 2020, outperforming the Russell 1000 Value Index which returned 2.80 percent over the same period.

What influenced the Fund's return during the past 12 months?

Overall, outperformance was driven by stock selection and, to a lesser extent, sector allocation.

The information technology sector was the leading contributor to relative results due to stock selection, particularly Microsoft. During the year, shares of Microsoft rose as the company reported robust growth within its Intelligent Cloud segment. Additionally, investors appeared to prioritize Microsoft's solid fundamentals, defensible business model, and attractive growth potential. Health care also contributed to relative returns due to beneficial security choices. An underweight allocation and stock selection in the energy sector boosted relative performance.

Conversely, the consumer staples sector was the main detractor from relative returns due to security selection, notably Tyson Foods. Shares of Tyson Foods plummeted in the first quarter and struggled to recover during the remainder of the year as the company grappled with a shift from commercial to residential consumption. Shares were also pressured due to reports of COVID-19 outbreaks at numerous plants. Stock selection in the consumer discretionary sector also weighed on relative results, although an underweight allocation moderated losses.

What other market conditions or events influenced the Fund's return during the last 12 months?

U.S. stocks rose for the one-year period, despite the COVID-19 pandemic and related economic dislocations. Equities declined sharply at the beginning of the year as COVID-19 spreads quickly in the U.S., prompting government officials to close schools, non-essential businesses, and public facilities. Stocks rebounded during the second quarter, driven by the Federal Reserve's and federal government's massive stimulus efforts, as well as slowing global COVID-19 infection rates. The rebound continued during much of the third quarter, as a faster-than-expected rebound in the economy coupled with reports of progress in developing several possible COVID-19 vaccines and treatments boosted stocks. During the final months of the year, stocks benefited from reduced political uncertainty as former Vice President Joe Biden defeated incumbent President Donald Trump in the November 3 presidential election. Stocks also received a major boost following positive announcements in the development and eventual distribution of approved COVID-19 vaccines.

What strategies and techniques did you employ that affected Fund performance?

The portfolio buys and holds fundamentally strong, attractively valued companies that have potential for better performance. Our holdings are typically higher-quality companies that generate strong free cash flow and trade for less than our estimated sum-of-the-parts valuation. Leaning into cyclicality during the early parts of 2020 ultimately benefited our relative performance.

What will affect the Fund going forward?

We expect the cyclical rally to continue into 2021 as the vaccines are rolled out. Throughout the year, we have kept our focus on keeping the quality of the portfolio high while increasing cyclical exposure during the second half of 2020. Leaning into cyclicality ultimately benefited our clients, as the portfolio has continued to outperform the Fund's benchmark since September, when value stocks began to lead growth stocks.

In a scenario where the economy continues to normalize, value is likely to outperform given a higher concentration of cyclically sensitive companies. The potential for rate stabilization combined with consumer strength provides the prospect for financials to rebound. Given where the market stands, and the large valuation disparities between value and growth names, we are confident our portfolio is positioned well to withstand a variety of market environments, including a potential cyclical rally. Long term, our focus remains on avoiding secular risk and keeping the quality of the portfolio high.

Ten Largest Holdings^

Security description	Market value	% of net assets
Morgan Stanley	$9,371,615	4.5%
Alphabet, Inc.—Class C	9,036,197	4.4%
Microsoft Corp.	6,244,442	3.0%
NextEra Energy, Inc.	5,958,063	2.9%
QUALCOMM, Inc.	5,712,902	2.8%
ProLogis, Inc.	5,290,850	2.6%
Danaher Corp.	5,009,479	2.4%
General Electric Co.	4,433,616	2.1%
Thermo Fisher Scientific, Inc.	4,387,182	2.1%
Applied Materials, Inc.	4,170,447	2.0%
	$59,614,793	28.8%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT T. Rowe Price Value Fund,
the Russell 1000 Value Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT T. Rowe Price Value Fund's shares total return compared to the Russell 1000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2020, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

SFT Wellington Core Equity Fund

Mammen Chally, CFA, David A. Siegle, CFA and Douglas W. McLane, CFA Portfolio Managers Wellington Management Company LLC

Fund Objective

The SFT Wellington Core Equity Fund seeks long-term capital appreciation. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks. Securian Asset Management, Inc. acts as the investment adviser for the Fund, Wellington Management Company LLP provides investment advice to the Fund under a sub-advisory agreement. Risks associated with investing in the Fund include, but are not limited to, issuer-specific market volatility and risk of declines in the equity markets generally.

Performance Update

The Fund's Class 2 shares generated a total net return of 17.96 percent over the period ending December 31, 2020, underperforming the S&P 500® Index, which returned 18.40 percent over the same period.

What influenced the Fund's return during the past 12 months?

During the period, sector allocation, a fall-out of our bottom-up stock selection process, was the primary driver of positive performance, while security selection slightly detracted. The Fund's underweight position to energy and overweight to health care contributed to relative performance while an underweight to information technology and overweight to consumer staples detracted, partially offsetting results. Weak selection in information technology (not owning Nvidia, underweight to Apple), consumer discretionary (overweights to PVH and VF), and real estate (overweights to Boston Properties and American Tower) was partially offset by stronger selection in consumer staples (overweight to Monster Beverage, not owning Coca-Cola), industrials (not owning Boeing, overweight to FedEx), and utilities (overweight to NextEra Energy, not owning Dominion Energy).

What other market conditions or events influenced the Fund's performance during the past 12 months?

United States (U.S.) equities, as measured by the S&P 500® Index posted positive results over the trailing 12-month period ending December 31, 2020. U.S. equities ended the first quarter sharply lower after achieving record highs in February, as COVID-19 spreads rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500® Index suffered its fastest-ever decline into a bear market. U.S. equities ended the second-quarter higher after an extraordinary rally drove U.S. stocks to their largest quarterly gain since the fourth quarter of 1998. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (Fed) in response to the pandemic was the most influential driver of the market's rebound in the second quarter. Risk sentiment eased at the end of the quarter on concerns about a sharp rise in infections in some southern and western states, the rapid speed of the market's rebound, and cautious economic-outlook comments from the Fed.

In the third-quarter, U.S. equities extended their strong rally, with markets bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for COVID-19 vaccines. The U.S. economy gradually recovered during the quarter; however, the path to a sustainable economic recovery was clouded by concerns about a resurgence in COVID-19 infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus. In September, the S&P 500® Index declined for the first time in five months. The Fed signaled that it expects to hold interest rates near zero until inflation is on track to moderately exceed 2 percent. During the fourth-quarter U.S. equities rallied, bolstered by better-than-expected third-quarter earnings, economic resilience, substantial monetary support from the U.S. Federal Reserve (Fed), and optimism that vaccines will support a broad reopening of the U.S. economy in 2021. A sharp escalation in COVID-19 infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments. In December, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion. The Fed committed to purchasing at least $120 billion of U.S. government debt per month. Joe Biden was elected president after a closely contested election, removing a key element of uncertainty for the market. Third-quarter earnings results for companies in the S&P 500® Index were significantly better than expected.

What strategies and techniques did you employ that affected Fund performance?

Over the period, the Fund increased exposure to health care and financials while we decreased exposure to information technology and communication services. We established a new position in Texas Instruments, a U.S.-based semiconductor design and manufacturing company. Overall, we are positive on semiconductors as they could serve as leaders during the recovery due to broad geographical exposure, continued investment in infrastructure spending (5G), and the true technology edges. Texas Instruments is also a high quality company with a clean balance sheet and strong competitive position.

We eliminated our position in U.S. REIT, Boston Properties. Due to the stay-at-home policies during the period, physical occupancy within the company's properties has been low. The company has formed a Heath and Security Task Force to prepare buildings for re-occupancy. Earnings per share for the third quarter of 2020 were lower year-over-year. The company has had to write-off accrued rent and accounts receivable of tenants primarily in the retail, fitness, and entertainment sectors.

What will affect the Fund going forward?

As of this writing, the Georgia runoff election for the U.S. Senate is now complete, and it appears the control of the U.S. Senate will flip to the democrats. As time passes, we will consider the various policy implications from this event given the alignment of majorities for both legislative houses and the presidency. As far as we can tell, the administration's initial focus will be on COVID-19 containment, stimulus, and economic reopening. There is also a lot of talk around infrastructure. We are assuming most of these initiatives are largely financed with borrowings by the government. Depending on how this plays out relative to the rest of the world, it seems to suggest U.S. Dollar weakness, higher rates, or some combination of the two.

It is encouraging that we have started vaccinating the population even if the pace of the initial roll out has been disappointing relative to earlier expectations. Despite worries about different strains, at least so far, we remain optimistic of putting the pandemic behind us this year. Given the efficacy of the various vaccines there still may be some lasting lifestyle changes and we are mindful of that. Despite that, we expect unemployment rates to come down in 2021 as a recovery takes hold, especially in some of the hardest-hit industries.

On the cautious side, we are very mindful of pockets of extreme speculation and valuations that are hard to justify. In some of these cases, access to this very cheap capital can accelerate the business model from the original plan. On the positive side, the combination of a high savings rate, stimulus payments, and rehiring more recently implies a very healthy consumer when the economic recovery takes shape.

As always, we continue to focus on the long term. While we did make some changes, we continue to be incremental and mindful of the impact of volatility.

Ten Largest Holdings^

Security description	Market value	% of stock portfolio
Apple, Inc.	$7,279,241	5.6%
Amazon.com, Inc.	5,761,509	4.4%
Alphabet, Inc.—Class A	5,561,127	4.3%
Microsoft Corp.	4,963,525	3.8%
The Walt Disney Co.	3,471,228	2.7%
Facebook, Inc.—Class A	3,371,614	2.6%
JPMorgan Chase & Co.	3,003,681	2.3%
The Procter & Gamble Co.	2,995,406	2.3%
UnitedHealth Group, Inc.	2,772,827	2.1%
Bank of America Corp.	2,523,125	1.9%
	$41,703,283	32.0%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Wellington Core Equity Fund,
the S&P 500® Index and Consumer Price Index (CPI)

On the chart above you can see how the SFT Wellington Core Equity Fund's Class 2 shares total return compared to the S&P 500® Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2020, assuming reinvestment of distributions, if any.

*  The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Securian Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SFT Core Bond Fund, SFT Dynamic Managed Volatility Fund, SFT Government Money Market Fund, SFT Index 400 Mid-Cap Fund, SFT Index 500 Fund, SFT International Bond Fund, SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, SFT Managed Volatility Equity Fund, SFT Real Estate Securities Fund, SFT T. Rowe Price Value Fund, and SFT Wellington Core Equity Fund (collectively, the Funds), including the schedules of investments in securities, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with custodians and brokers, or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Securian Funds Trust investment companies since 1985.

Minneapolis, Minnesota
February 18, 2021

SFT Core Bond Fund
Investments in Securities

December 31, 2020

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (99.3%)
Government Obligations (23.5%)
Other Government Obligations (1.7%)
Provincial or Local Government Obligations (1.7%)
Douglas County Public Utility District No. 1, 5.450%, 09/01/40	$1,185,000	$1,645,846
Municipal Electric Authority of Georgia, 6.655%, 04/01/57	1,176,000	1,817,673
Ohio State Water Development Authority, 4.817%, 12/01/30	250,000	308,572
Port Authority of New York & New Jersey
4.458%, 10/01/62	1,150,000	1,529,891
4.926%, 10/01/51	2,055,000	2,861,629
Texas A&M University, 4.000%, 05/15/31	325,000	367,770
		8,531,381
U.S. Government Agencies and Obligations (21.8%)
Federal Home Loan Mortgage Corporation (FHLMC) (4.4%)
0.803%, 01/25/23 (1-Month USD LIBOR + 0.650%) (b)	39,137	39,189
1.098%, 10/25/29 (1-Month USD LIBOR + 0.950%) (b)	450,000	419,792
2.500%, 03/01/28	321,288	339,850
2.500%, 04/01/28	117,045	123,724
3.000%, 08/01/42	396,756	430,620
3.000%, 12/01/42	161,602	175,368
3.000%, 01/01/43	216,594	235,683
3.000%, 02/01/43	521,140	569,936
3.000%, 04/01/43	807,356	876,292
3.000%, 10/25/46	132,782	132,484
3.448%, 10/25/27 (1-Month USD LIBOR + 3.300%) (b)	895,441	918,293
3.500%, 10/01/25	122,569	130,093
3.500%, 05/01/32	163,959	177,265
3.500%, 03/01/42	666,336	726,975
3.500%, 08/01/42	511,514	559,364
3.500%, 05/25/45	565,387	570,083
3.598%, 10/25/29 (1-Month USD LIBOR + 3.450%) (b)	4,000,000	4,131,146
4.000%, 09/01/40	541,716	602,100
4.000%, 11/01/40	1,080,096	1,211,056
4.000%, 02/01/41	233,576	258,130
4.000%, 03/01/41	244,360	274,355
4.500%, 04/01/23	11,269	12,180
4.500%, 09/01/40	86,188	95,423
4.500%, 01/01/41	460,196	516,738
4.500%, 02/01/41	223,185	249,736
4.500%, 03/01/41	485,527	545,188
4.500%, 04/01/41	421,631	473,433
	Principal	Value(a)
4.698%, 10/25/24 (1-Month USD LIBOR + 4.550%) (b)	$85,571	$87,761
4.948%, 05/25/28 (1-Month USD LIBOR + 4.800%) (b)	1,335,409	1,388,657
5.000%, 03/01/23	6,708	7,406
5.000%, 05/01/29	19,311	21,543
5.000%, 04/01/35	86,421	95,947
5.000%, 08/01/35	42,909	49,865
5.000%, 11/01/35	78,520	91,326
5.000%, 11/01/39	443,368	515,578
5.000%, 04/01/40	123,342	140,987
5.000%, 08/01/40	95,686	109,916
5.500%, 11/01/23	60,154	67,116
5.500%, 05/01/34	486,200	569,879
5.500%, 10/01/34	176,466	206,668
5.500%, 07/01/35	173,130	201,362
5.500%, 10/01/35	208,583	245,013
5.500%, 12/01/38	120,100	140,095
5.700%, 07/25/28 (1-Month USD LIBOR + 5.550%) (b)	2,385,871	2,489,670
6.000%, 09/01/22	9,311	9,568
6.000%, 11/01/33	248,718	298,922
6.250%, 12/15/23	19,043	20,146
6.500%, 09/01/32	23,961	28,472
6.500%, 11/01/32	23,251	27,192
6.500%, 06/01/36	148,208	178,552
7.000%, 12/01/37	38,148	45,231
		21,831,368
Federal National Mortgage Association (FNMA) (5.4%)
2.500%, 03/01/27	183,207	193,505
2.500%, 11/01/27	310,986	324,407
2.500%, 03/01/28	205,860	217,358
2.500%, 07/01/28	289,293	305,990
3.000%, 06/01/22	29,193	30,588
3.000%, 09/01/22	22,267	23,331
3.000%, 11/01/27	130,877	137,489
3.000%, 06/01/28	115,221	122,739
3.000%, 09/01/42	111,488	121,003
3.000%, 01/01/46	293,180	308,739
3.500%, 11/01/25	142,533	151,308
3.500%, 01/01/26	173,730	184,427
3.500%, 12/01/32	140,831	152,247
3.500%, 11/01/40	370,516	409,404
3.500%, 01/01/41	460,850	502,986
3.500%, 02/01/41	606,868	660,571
3.500%, 04/01/41	251,488	275,004
3.500%, 11/01/41	1,650,024	1,812,020
3.500%, 12/01/41	377,266	406,914
3.500%, 05/01/42	165,743	181,154
3.500%, 01/01/43	399,558	434,076
3.500%, 02/01/43	398,538	442,318
3.500%, 05/01/43	1,462,374	1,609,643
3.798%, 09/25/29 (1-Month USD LIBOR + 3.650%) (b)	187,705	192,091
4.000%, 06/25/23	33,108	33,680
4.000%, 12/01/40	75,822	82,919

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
4.000%, 04/01/41	$917,717	$1,020,034
4.000%, 09/01/41	337,922	373,375
4.000%, 11/01/41	164,938	180,950
4.000%, 06/01/42	474,197	522,327
4.000%, 09/01/43	297,602	326,492
4.448%, 02/25/25 (1-Month USD LIBOR + 4.300%) (b)	1,068,721	1,089,302
4.500%, 04/01/21	150	158
4.500%, 04/01/25	22,769	24,206
4.500%, 05/25/34	537,000	625,997
4.500%, 05/01/35	169,868	187,774
4.500%, 07/01/35	322,949	356,201
4.500%, 09/01/37	127,279	140,693
4.500%, 06/01/39	133,178	149,539
4.500%, 04/01/41	1,142,057	1,303,104
4.500%, 07/01/41	871,151	970,659
4.500%, 07/01/47	335,113	371,760
4.548%, 01/25/24 (1-Month USD LIBOR + 4.400%) (b)	69,710	70,267
4.598%, 01/25/29 (1-Month USD LIBOR + 4.450%) (b)	1,234,508	1,285,467
5.000%, 06/25/23	32,491	33,700
5.000%, 07/01/23	24,552	27,108
5.000%, 11/01/33	148,865	171,978
5.000%, 03/01/34	104,441	118,273
5.000%, 05/01/34	31,031	35,971
5.000%, 12/01/34	153,850	177,990
5.000%, 07/01/35	137,290	159,354
5.000%, 08/01/35	46,876	54,503
5.000%, 03/01/38	73,589	85,562
5.000%, 04/01/38	103,581	120,564
5.000%, 06/01/39	84,252	97,747
5.000%, 12/01/39	338,678	394,424
5.000%, 06/01/40	48,139	55,922
5.000%, 04/01/41	310,586	361,117
5.500%, 08/01/23	15,058	16,801
5.500%, 02/01/24	24,039	26,821
5.500%, 04/01/33	453,830	528,153
5.500%, 05/01/33	6,837	7,857
5.500%, 12/01/33	54,272	63,307
5.500%, 01/01/34	107,737	125,706
5.500%, 02/01/34	116,223	134,083
5.500%, 03/01/34	191,541	223,471
5.500%, 04/01/34	98,725	114,617
5.500%, 05/01/34	4,368	4,892
5.500%, 09/01/34	140,455	159,453
5.500%, 10/01/34	42,500	49,691
5.500%, 01/01/35	72,059	84,760
5.500%, 02/01/35	206,475	238,708
5.500%, 04/01/35	194,602	228,265
5.500%, 06/01/35	35,501	40,151
5.500%, 08/01/35	107,623	125,347
5.500%, 10/01/35	284,690	334,721
5.500%, 11/01/35	53,933	63,589
5.500%, 09/01/36	91,223	106,814
5.500%, 12/01/39	63,519	74,159
6.000%, 08/01/23	22,337	23,289
6.000%, 09/01/32	10,123	11,972
6.000%, 10/01/32	367,394	438,216
6.000%, 11/01/32	344,673	409,432
6.000%, 03/01/33	300,584	358,726
	Principal	Value(a)
6.000%, 04/01/33	$11,637	$13,072
6.000%, 12/01/33	98,688	118,350
6.000%, 08/01/34	36,364	42,850
6.000%, 09/01/34	16,041	19,280
6.000%, 11/01/34	12,136	13,881
6.000%, 12/01/34	82,696	99,305
6.000%, 11/01/36	11,012	13,139
6.000%, 01/01/37	105,370	125,708
6.000%, 08/01/37	68,118	80,495
6.000%, 12/01/37	2,062	2,315
6.000%, 10/01/38	111,630	131,743
6.500%, 11/01/23	14,686	15,404
6.500%, 12/01/31	50,135	59,384
6.500%, 02/01/32	162,392	193,500
6.500%, 04/01/32	109,762	128,705
6.500%, 05/01/32	25,906	29,534
6.500%, 07/01/32	218,507	256,650
6.500%, 08/01/32	87,760	102,701
6.500%, 09/01/32	55,197	64,726
6.500%, 10/01/32	75,611	89,100
6.500%, 09/01/34	9,486	10,979
6.500%, 11/01/34	3,303	3,891
6.500%, 03/01/35	61,645	72,941
6.500%, 02/01/36	6,708	7,516
6.500%, 09/01/37	62,578	73,203
6.500%, 11/01/37	39,406	47,491
7.000%, 07/01/31	47,524	57,699
7.000%, 09/01/31	144,431	170,327
7.000%, 11/01/31	145,153	168,365
7.000%, 02/01/32	68,963	81,853
7.000%, 03/01/32	14,495	17,374
7.000%, 07/01/32	53,120	61,817
7.000%, 10/01/37	15,037	16,155
7.500%, 07/25/22	2,857	2,900
7.500%, 04/01/31	51,651	57,906
7.500%, 05/01/31	19,078	21,938
		26,673,627
Government National Mortgage Association (GNMA) (2.0%)
0.004%, 06/17/45 (b) (c)	337,198	34
0.643%, 07/16/40 (b) (c)	18,864	—
1.000%, 12/20/42	67,808	66,283
3.000%, 03/15/45	850,809	891,987
3.000%, 04/15/45	1,363,720	1,429,533
3.000%, 05/15/45	109,646	115,622
3.250%, 04/20/33	126,238	133,871
3.250%, 03/20/35	996,366	1,056,657
3.250%, 11/20/35	503,487	533,288
3.250%, 01/20/36	858,769	909,602
3.500%, 11/15/40	63,878	68,487
3.500%, 04/20/46	585,512	627,956
3.750%, 03/20/46	730,337	813,140
4.000%, 07/20/31	295,925	319,650
4.000%, 04/20/39	202,896	219,091
4.000%, 12/20/40	587,513	666,694
4.000%, 01/15/41	34,324	37,464
4.000%, 02/15/41	249,712	281,237
4.000%, 10/15/41	176,395	194,481
4.000%, 12/20/44	87,529	96,563
4.500%, 06/15/40	167,676	189,202
5.000%, 05/15/33	51,388	57,738
5.000%, 12/15/39	65,825	76,517

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
5.000%, 01/15/40	$639,139	$725,093
5.000%, 07/15/40	175,445	199,884
5.500%, 07/15/38	174,011	203,335
5.500%, 10/15/38	258,143	304,126
8.500%, 10/15/22	4,217	4,234
		10,221,769
U.S. Treasury (10.0%)
U.S. Treasury Bond
1.125%, 08/15/40	2,988,000	2,828,796
1.250%, 05/15/50	11,155,000	10,119,676
5.375%, 02/15/31 (d)	5,115,000	7,353,212
U.S. Treasury Note
0.250%, 05/31/25	7,682,000	7,667,296
0.250%, 07/31/25	1,550,000	1,545,459
0.250%, 10/31/25	615,000	612,357
0.375%, 03/31/22	600,000	601,898
0.500%, 05/31/27	5,020,000	5,002,352
0.500%, 08/31/27	1,975,000	1,962,965
0.625%, 11/30/27	5,050,000	5,049,211
0.625%, 08/15/30	3,500,000	3,412,500
0.875%, 11/15/30	1,500,000	1,495,078
1.500%, 01/31/27	1,500,000	1,589,883
2.250%, 02/15/27 (d)	150,000	165,803
2.750%, 02/15/28	200,000	229,352
		49,635,838
Vendee Mortgage Trust (0.0%)
Vendee Mortgage Trust, 7.793%, 02/15/25	17,951	19,447
Total government obligations (cost: $111,033,067)		116,913,430
Asset-Backed Securities (14.9%)
AmeriCredit Automobile Receivables Trust 2.740%, 12/08/22	1,250,000	1,261,964
3.180%, 07/18/23	3,250,000	3,348,680
Bank of The West Auto Trust, 3.210%, 04/15/25 (e)	2,293,000	2,343,115
Bear Stearns Asset Backed Securities Trust, 1.123%, 02/25/34 (1-Month USD LIBOR + 0.975%) (b)	361,951	354,344
CarMax Auto Owner Trust, 2.950%, 11/15/23	1,950,000	2,013,257
Chase Funding Trust 0.708%, 02/25/33 (1-Month USD LIBOR + 0.560%) (b)	150,059	141,723
0.788%, 08/25/32 (1-Month USD LIBOR + 0.640%) (b)	94,443	90,773
Chesapeake Funding II LLC
3.260%, 11/15/29 (e)	375,000	380,198
3.380%, 08/15/29 (e)	275,000	277,102
3.570%, 04/15/30 (e)	1,200,000	1,224,921
3.710%, 05/15/29 (e)	1,925,000	1,934,557
Commonbond Student Loan Trust
2.550%, 05/25/41 (e)	250,952	257,727
5.280%, 05/25/41 (e)	36,048	39,359
	Principal	Value(a)
Commonbond Student Loan Trust 2018-A-GS 0.648%, 02/25/44 (1-Month USD LIBOR + 0.500%) (b) (e)	$500,376	$495,376
3.210%, 02/25/44 (e)	1,296,927	1,346,087
Commonbond Student Loan Trust 2019-A-GS, 2.540%, 01/25/47 (e)	2,927,083	3,000,865
Drive Auto Receivables Trust
3.530%, 12/15/23 (e)	294,589	299,018
3.990%, 01/15/25	3,325,000	3,402,053
5.300%, 07/15/24 (e)	1,045,000	1,060,448
Earnest Student Loan Program LLC
2.650%, 01/25/41 (e)	1,896,006	1,922,389
2.720%, 01/25/41 (e)	166,296	167,775
3.020%, 05/25/34 (e)	207,628	208,685
Exeter Automobile Receivables Trust 2016-2, 8.250%, 04/17/23 (e)	1,203,983	1,207,627
Foursight Capital Automobile Receivables Trust, 5.280%, 08/15/24 (e)	3,850,000	3,868,280
GM Financial Consumer Automobile Receivables Trust, 2.770%, 07/17/23	800,000	813,690
Home Partners of America 2018-1 Trust, 1.053%, 07/17/37 (1-Month USD LIBOR + 0.900%) (b) (e)	1,215,398	1,212,680
Invitation Homes 2018-SFR1 Trust 1.403%, 03/17/37 (1-Month USD LIBOR + 1.250%) (b) (e)	3,500,000	3,497,109
1.603%, 03/17/37 (1-Month USD LIBOR + 1.450%) (b) (e)	999,636	999,636
Invitation Homes 2018-SFR3 Trust 1.153%, 07/17/37 (1-Month USD LIBOR + 1.000%) (b) (e)	1,966,191	1,966,191
1.803%, 07/17/37 (1-Month USD LIBOR + 1.650%) (b) (e)	1,500,000	1,501,865
Invitation Homes 2018-SFR4 Trust, 1.553%, 01/17/38 (1-Month USD LIBOR + 1.400%) (b) (e)	5,050,000	5,049,998
Invitation Homes Trust, 1.439%, 06/17/37 (1-Month USD LIBOR + 1.280%) (b) (e)	1,500,000	1,495,425
Kubota Credit Owner Trust 2020-2, 0.410%, 06/15/23 (e)	2,150,000	2,152,379

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Morgan Stanley Dean Witter Capital I, Inc., 0.708%, 08/25/32 (1-Month USD LIBOR + 0.560%) (b)	$178,343	$172,873
Navient Private Education Loan Trust, 1.310%, 01/15/69 (e)	2,250,000	2,272,881
Progress Residential 2018-SFR1 Trust, 3.684%, 03/17/35 (e)	500,000	500,774
Progress Residential 2019-SFR2 Trust, 3.446%, 05/17/36 (e)	2,500,000	2,575,858
Progress Residential Trust, 3.565%, 08/17/34 (e)	1,525,000	1,542,828
Saxon Asset Securities Trust, 0.688%, 03/25/35 (1-Month USD LIBOR + 0.540%) (b)	270,238	255,144
Sofi Professional Loan Program 2017-F LLC, 2.840%, 01/25/41 (e)	1,068,028	1,091,672
Sofi Professional Loan Program 2018-A LLC, 2.950%, 02/25/42 (e)	1,054,781	1,076,845
SoFi Professional Loan Program LLC, 2.650%, 09/25/40 (e)	798,500	822,677
Towd Point Mortgage Trust
3.000%, 06/25/58 (b) (e)	3,118,328	3,309,332
3.750%, 04/25/55 (b) (e)	2,505,000	2,698,436
4.188%, 11/25/57 (b) (e)	3,154,000	3,438,445
Tricon American Homes Trust, 1.832%, 11/17/39 (e)	975,000	968,014
Volvo Financial Equipment LLC Series 2018-1, 3.060%, 12/15/25 (e)	1,300,000	1,317,684
Westlake Automobile Receivables Trust 2017-2, 4.630%, 07/15/24 (e)	2,550,000	2,561,516
Total asset-backed securities (cost: $73,057,099)		73,940,275
Other Mortgage-Backed Securities (10.9%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (5.9%)
Agate Bay Mortgage Trust, 3.793%, 01/25/45 (b) (e)	199,779	205,394
Bear Stearns Mortgage Securities, Inc., 8.000%, 11/25/29	36,232	18,806
Bellemeade Re 2018-1, Ltd., 1.748%, 04/25/28 (1-Month USD LIBOR + 1.600%) (b) (e) (f)	961,413	959,922
Bellemeade Re 2018-3, Ltd., 1.998%, 10/25/28 (1-Month USD LIBOR + 1.850%) (b) (e) (f)	2,073,741	2,069,730
	Principal	Value(a)
Citigroup Mortgage Loan Trust, Inc., 3.000%, 09/25/64 (b) (e)	$327,208	$346,062
COLT 2019-2 Mortgage Loan Trust, 3.337%, 05/25/49 (b) (e)	1,414,400	1,422,851
CSMC Trust
3.313%, 08/25/43 (b) (e)	2,666,825	2,695,826
3.500%, 06/25/47 (b) (e)	2,550,000	2,627,714
Eagle RE 2020-1 Ltd., 1.598%, 01/25/30 (b) (e)	4,725,000	4,664,641
GS Mortgage-Backed Securities Trust, 2.993%, 07/25/44 (b) (e)	2,110,021	1,932,818
JP Morgan Mortgage Trust
2.530%, 11/25/33 (b)	81,760	80,802
3.347%, 10/25/46 (b) (e)	285,649	290,507
3.398%, 06/25/29 (b) (e)	171,549	175,920
3.560%, 10/25/45 (b) (e)	1,375,000	1,369,479
3.611%, 05/25/43 (b) (e)	226,553	226,447
MRFC Mortgage Pass-Through Trust Series 1998-2, 6.750%, 06/25/28	4,609	4,690
Prudential Home Mortgage Securities, 7.639%, 09/28/24 (b) (e)	310	299
PSMC Trust, 3.500%, 02/25/48 (b) (e)	677,853	680,738
Radnor RE 2019-1, Ltd., 2.098%, 02/25/29 (1-Month USD LIBOR + 1.950%) (b) (e) (f)	726,645	726,769
Seasoned Credit Risk Transfer Trust 4.000%, 07/25/56 (b)	2,602,000	2,617,904
4.000%, 08/25/56 (b) (e)	1,200,000	1,216,356
Sequoia Mortgage Trust 3.163%, 11/25/30 (b) (e)	494,056	500,750
3.512%, 06/25/43 (b)	1,233,388	1,254,040
3.711%, 07/25/45 (b) (e)	376,743	389,613
3.868%, 01/25/45 (b) (e)	279,821	286,624
Structured Asset Mortgage Investments, Inc., 6.750%, 05/02/30 (b)	9,498	398
WinWater Mortgage Loan Trust 2015-4, 3.703%, 06/20/45 (b) (e)	2,429,007	2,479,063
		29,244,163
Commercial Mortgage-Backed Securities (5.0%)
BAMLL Commercial Mortgage Securities Trust 2014-520M, 4.185%, 08/15/46 (b) (e)	1,350,000	1,583,799
BB-UBS Trust, 4.026%, 11/05/36 (b) (e)	1,000,000	950,100
CFCRE Commercial Mortgage Trust, 3.839%, 12/10/54	500,000	567,050

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Citigroup Commercial Mortgage Trust 2018-TBR, 0.989%, 12/15/36 (1-Month USD LIBOR + 0.830%) (b) (e)	$4,000,000	$3,924,953
CSMC Trust, 3.304%, 09/15/37 (e)	357,244	357,398
Hometown Commercial Mortgage, 6.057%, 06/11/39 (e)	28,292	13,111
Irvine Core Office Trust, 2.068%, 05/15/48 (e)	132,974	134,870
JPMCC Commercial Mortgage Securities Trust, 3.723%, 03/15/50	1,000,000	1,142,312
Morgan Stanley Bank of America Merrill Lynch Trust, 3.720%, 12/15/49	225,000	257,582
Morgan Stanley Capital I Trust, 3.451%, 08/05/34 (e)	700,000	695,877
One Market Plaza Trust, 3.614%, 02/10/32 (e)	2,500,000	2,590,814
UBS Commercial Mortgage Trust
3.580%, 12/15/50	3,500,000	3,971,075
3.724%, 06/15/50	2,750,000	3,044,133
4.061%, 12/15/50 (b)	1,505,000	1,731,240
Wells Fargo Commercial Mortgage Trust 3.184%, 04/15/50	1,544,000	1,688,836
3.637%, 06/15/48	1,905,000	2,127,102
		24,780,252
Total other mortgage-backed securities (cost: $52,847,238)		54,024,415
Corporate Obligations (50.0%)
Basic Materials (0.3%)
Chemicals (0.3%)
Albemarle Corp., 1.271%, 11/15/22 (3-Month USD LIBOR + 1.050%) (b)	1,530,000	1,526,376
Communications (3.0%)
Media (1.1%)
Comcast Corp., 3.300%, 04/01/27	2,120,000	2,410,641
The Walt Disney Co., 3.600%, 01/13/51	2,750,000	3,328,872
		5,739,513
Telecommunication (1.9%)
AT&T, Inc.
2.300%, 06/01/27	650,000	693,250
3.550%, 09/15/55 (e)	4,012,000	3,998,380
3.650%, 06/01/51	650,000	680,610
Crown Castle Towers LLC, 3.222%, 05/15/42 (e)	2,375,000	2,400,267
Verizon Communications, Inc., 1.321%, 05/15/25 (3-Month USD LIBOR + 1.100%) (b)	1,500,000	1,540,276
		9,312,783
	Principal	Value(a)
Consumer Cyclical (1.8%)
Auto/Truck Parts & Equipment — Original (1.5%)
Ford Motor Credit Co. LLC, 5.750%, 02/01/21	$2,190,000	$2,195,475
General Motors Financial Co., Inc., 1.080%, 04/09/21 (3-Month USD LIBOR + 0.850%) (b)	1,650,000	1,651,004
Hyundai Capital America 2.850%, 11/01/22 (e)	3,000,000	3,108,895
3.250%, 09/20/22 (e)	625,000	650,700
		7,606,074
Retail (0.3%)
AutoZone, Inc., 3.625%, 04/15/25	1,375,000	1,540,225
Consumer, Non-cyclical (3.2%)
Agricultural Operations (0.2%)
Bunge, Ltd. Finance Corp., 1.630%, 08/17/25	1,000,000	1,033,514
Agricultural Products (0.3%)
Altria Group, Inc., 5.800%, 02/14/39	955,000	1,258,283
Drugstore Chains (0.8%)
CVS Pass-Through Trust 5.298%, 01/11/27 (e)	856,987	916,505
5.880%, 01/10/28	308,589	349,740
6.036%, 12/10/28	1,886,347	2,191,517
6.943%, 01/10/30	489,379	585,146
		4,042,908
Food (0.3%)
Ingredion, Inc., 3.900%, 06/01/50	1,160,000	1,386,834
Health Care Products (0.5%)
Dentsply Sirona, Inc., 3.250%, 06/01/30	2,465,000	2,745,347
Pharmaceuticals (0.9%)
Johnson & Johnson, 2.250%, 09/01/50	1,750,000	1,757,825
Viatris, Inc. 2.300%, 06/22/27 (e)	1,400,000	1,490,469
3.850%, 06/22/40 (e)	1,000,000	1,128,672
		4,376,966
Public Thoroughfares (0.2%)
Transurban Finance Co. Pty, Ltd., 2.450%, 03/16/31 (e) (f)	1,100,000	1,153,938
Energy (8.4%)
Oil & Gas (0.6%)
Equinor ASA, 3.000%, 04/06/27 (f)	2,800,000	3,117,382
Oil, Gas & Consumable Fuels (2.0%)
HollyFrontier Corp., 2.625%, 10/01/23	1,700,000	1,737,410

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Marathon Petroleum Corp., 5.850%, 12/15/45	$2,270,000	$2,805,090
Noble Energy, Inc., 3.900%, 11/15/24	2,035,000	2,270,909
The Williams Cos., Inc., 3.350%, 08/15/22	628,000	653,141
Valero Energy Corp., 1.367%, 09/15/23 (3-Month USD LIBOR + 1.150%) (b)	2,500,000	2,506,372
		9,972,922
Pipelines (5.8%)
Boardwalk Pipelines L.P.
3.400%, 02/15/31	450,000	469,544
4.450%, 07/15/27	538,000	602,203
4.800%, 05/03/29	1,095,000	1,254,749
4.950%, 12/15/24	1,000,000	1,116,080
El Paso Natural Gas Co. LLC, 8.375%, 06/15/32	675,000	950,562
Enterprise Products Operating LLC, 3.003%, 06/01/67 (3-Month USD LIBOR + 2.778%) (b)	2,180,000	1,870,440
EQM Midstream Partners L.P., 6.500%, 07/15/48	975,000	1,014,000
Gray Oak Pipeline LLC 2.600%, 10/15/25 (e)	1,400,000	1,442,934
3.450%, 10/15/27 (e)	1,525,000	1,592,888
Kinder Morgan Energy Partners L.P., 5.800%, 03/01/21	1,000,000	1,008,141
MPLX L.P. 1.330%, 09/09/22 (3-Month USD LIBOR + 1.100%) (b)	2,230,000	2,230,378
5.250%, 01/15/25	2,450,000	2,514,312
5.500%, 02/15/49	1,700,000	2,238,582
Sabine Pass Liquefaction LLC, 4.500%, 05/15/30 (e)	825,000	977,854
Sunoco Logistics Partners Operations L.P., 6.850%, 02/15/40	2,150,000	2,531,020
Tennessee Gas Pipeline Co. LLC, 8.375%, 06/15/32	1,850,000	2,659,414
Western Midstream Operating L.P. 3.950%, 06/01/25	2,250,000	2,295,000
6.250%, 02/01/50	1,665,000	1,831,500
		28,599,601
Financial (14.4%)
Banks (9.6%)
Athene Global Funding, 3.000%, 07/01/22 (e)	1,275,000	1,318,462
Bank of America Corp., 3.974%, 02/07/30 (3-Month USD LIBOR + 1.210%) (b)	4,040,000	4,758,442
BBVA USA
3.500%, 06/11/21	850,000	859,603
3.875%, 04/10/25	2,500,000	2,803,475
	Principal	Value(a)
Citibank NA, 0.824%, 05/20/22 (3-Month USD LIBOR + 0.600%) (b)	$3,650,000	$3,656,389
Citizens Bank NA/ Providence, 1.201%, 03/29/23 (3-Month USD LIBOR + 0.950%) (b)	3,150,000	3,190,887
Discover Bank, 3.450%, 07/27/26	1,900,000	2,124,947
HSBC Holdings PLC, 3.262%, 03/13/23 (3-Month USD LIBOR + 1.055%) (b) (f)	1,875,000	1,936,774
JPMorgan Chase & Co.
3.540%, 05/01/28 (3-Month USD LIBOR + 1.380%) (b)	1,500,000	1,711,624
3.558%, 04/01/21 (3-Month USD LIBOR + 3.320%) (b)	1,700,000	1,670,148
3.684%, 04/30/21 (3-Month USD LIBOR + 3.470%) (b)	734,000	732,499
4.600%, 02/01/25 (b)	1,175,000	1,213,188
Midwest Connector Capital Co. LLC, 3.625%, 04/01/22 (e)	2,300,000	2,340,291
Morgan Stanley
3.125%, 07/27/26	800,000	894,213
5.500%, 07/28/21	740,000	761,759
Regions Financial Corp., 3.800%, 08/14/23	1,675,000	1,817,048
Synovus Financial Corp., 3.125%, 11/01/22	2,580,000	2,678,868
The Goldman Sachs Group, Inc., 0.994%, 10/31/22 (3-Month USD LIBOR + 0.780%) (b)	1,050,000	1,054,278
Truist Bank, 0.812%, 05/17/22 (3-Month USD LIBOR + 0.590%) (b)	2,850,000	2,867,324
Truist Financial Corp., 5.050%, 12/15/24 (3-Month USD LIBOR + 3.102%) (b)	1,770,000	1,796,550
US Bancorp 3.000%, 07/30/29	765,000	854,431
5.300%, 04/15/27 (3-Month USD LIBOR + 2.914%) (b)	800,000	899,800
Wells Fargo & Co.
2.393%, 06/02/28 (b)	4,125,000	4,391,566
3.000%, 10/23/26	1,100,000	1,218,766
		47,551,332
Capital Markets (0.4%)
Stifel Financial Corp., 4.000%, 05/15/30	1,850,000	2,114,065
Diversified Financial Services (1.1%)
DY7 Leasing LLC, 2.578%, 12/10/25	52,377	54,784
Helios Leasing I LLC, 1.825%, 05/16/25	60,188	61,681

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Pine Street Trust I, 4.572%, 02/15/29 (e)	$1,450,000	$1,719,013
The Charles Schwab Corp., 4.625%, 03/01/22 (3-Month USD LIBOR + 3.315%) (b)	2,200,000	2,238,500
USAA Capital Corp., 1.500%, 05/01/23 (e)	1,250,000	1,282,192
		5,356,170
Insurance (2.8%)
AIG Global Funding, 0.800%, 07/07/23 (e)	1,390,000	1,403,700
Brown & Brown, Inc., 2.375%, 03/15/31	1,100,000	1,151,275
Equitable Financial Life Global Funding, 1.400%, 07/07/25 (e)	2,450,000	2,516,370
Kemper Corp., 2.400%, 09/30/30	2,785,000	2,835,294
Teachers Insurance & Annuity Association of America, 4.270%, 05/15/47 (e)	2,500,000	3,126,157
Unum Group, 5.750%, 08/15/42	2,310,000	2,805,310
		13,838,106
Real Estate Investment Trust — Office Property (0.4%)
SL Green Operating Partnership L.P., 1.201%, 08/16/21 (3-Month USD LIBOR + 0.980%) (b)	2,000,000	1,995,354
Real Estate Investment Trust — Residential (0.1%)
UDR, Inc., 4.000%, 10/01/25	400,000	453,941
Health Care (1.4%)
Health Care Providers & Services (1.4%)
NYU Langone Hospitals, 4.428%, 07/01/42	1,480,000	1,663,603
Sinai Health System, 3.034%, 01/20/36	1,285,000	1,332,321
The New York and Presbyterian Hospital
2.256%, 08/01/40	3,175,000	3,105,609
2.606%, 08/01/60	650,000	641,598
		6,743,131
Industrials (1.0%)
Aerospace & Defense (0.2%)
General Dynamics Corp., 3.000%, 05/11/21	1,150,000	1,161,078
Machinery (0.3%)
Westinghouse Air Brake Technologies Corp., 3.200%, 06/15/25	1,350,000	1,456,460
Transportation (0.5%)
CSX Corp.
4.250%, 11/01/66	1,085,000	1,452,285
4.750%, 11/15/48	625,000	857,301
		2,309,586
	Principal	Value(a)
Technology (1.7%)
Computers (1.7%)
Apple, Inc.
0.750%, 05/11/23	$965,000	$976,512
1.125%, 05/11/25	2,435,000	2,504,068
Dell International LLC / EMC Corp., 5.300%, 10/01/29 (e)	1,475,000	1,808,276
Leidos, Inc.
2.950%, 05/15/23 (e)	1,950,000	2,051,609
3.625%, 05/15/25 (e)	975,000	1,090,138
		8,430,603
Transportation (4.2%)
Airlines (4.2%)
Air Canada 2013-1 Class B Pass Through Trust, 5.375%, 11/15/22 (e) (f)	634,631	636,104
Air Canada 2017-1 Class A Pass Through Trust, 3.550%, 07/15/31 (e) (f)	1,952,280	1,709,265
American Airlines 2013-1 Class B Pass Through Trust, 5.625%, 07/15/22 (e)	641,452	640,119
American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/25	843,291	716,134
American Airlines 2017-1 Class B Pass Through Trust, 4.950%, 08/15/26	696,500	588,898
British Airways 2019-1 Class A Pass Through Trust, 3.350%, 12/15/30 (e)	1,389,373	1,316,692
British Airways 2020-1 Class A Pass Through Trust, 4.250%, 05/15/34 (e)	925,000	988,594
Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/25	1,225,728	1,253,179
Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/29	1,814,159	1,723,208
Hawaiian Airlines 2013-1 Class B Pass Through Certificates, 4.950%, 07/15/23	1,754,603	1,599,514
JetBlue 2020-1 Class A Pass Through Trust, 4.000%, 05/15/34	860,000	928,243
United Airlines 2014-1 Class B Pass Through Trust, 4.750%, 10/11/23	350,300	351,668
United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/24	1,472,063	1,481,310
United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/27	919,479	901,710

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
United Airlines 2019-2 Class B Pass Through Trust, 3.500%, 11/01/29	$1,448,319	$1,352,754
United Airlines 2020-1 Class A Pass Through Trust, 5.875%, 04/15/29	2,000,000	2,160,425
US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/22	1,564,028	1,520,547
US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/23	997,442	949,928
		20,818,292
Utilities (10.6%)
Electric Companies (0.5%)
Indianapolis Power & Light Co., 4.700%, 09/01/45 (e)	1,900,000	2,396,862
Electric Utilities (6.2%)
Cleco Corporate Holdings LLC, 3.743%, 05/01/26	1,125,000	1,245,033
Entergy Mississippi LLC, 3.250%, 12/01/27	1,100,000	1,205,687
Entergy Texas, Inc., 3.450%, 12/01/27	1,885,000	2,060,767
Eversource Energy, 3.800%, 12/01/23	2,400,000	2,627,436
Exelon Generation Co. LLC, 3.250%, 06/01/25	1,430,000	1,559,289
FirstEnergy Transmission LLC, 5.450%, 07/15/44 (e)	2,000,000	2,537,727
IPALCO Enterprises, Inc., 3.700%, 09/01/24	1,175,000	1,280,718
MidAmerican Energy Co., 4.250%, 07/15/49	1,750,000	2,349,602
Pacific Gas and Electric Co. 1.750%, 06/16/22	2,000,000	2,005,644
4.500%, 07/01/40	1,500,000	1,676,611
PacifiCorp, 3.300%, 03/15/51	1,410,000	1,617,442
PPL Capital Funding, Inc., 2.905%, 03/30/67 (3-Month USD LIBOR + 2.665%) (b)	2,175,000	1,875,896
The AES Corp.
1.375%, 01/15/26 (e)	620,000	625,321
3.300%, 07/15/25 (e)	1,825,000	1,989,250
Vistra Operations Co. LLC, 3.700%, 01/30/27 (e)	2,550,000	2,811,850
Xcel Energy, Inc., 3.500%, 12/01/49	3,040,000	3,553,833
		31,022,106
	Principal	Value(a)
Electric — Integrated (2.1%)
Ameren Corp., 3.500%, 01/15/31	$2,150,000	$2,480,571
Exelon Corp. 4.050%, 04/15/30	1,000,000	1,183,284
4.700%, 04/15/50	1,410,000	1,874,922
Florida Power & Light Co. 0.602%, 07/28/23 (3-Month USD LIBOR + 0.380%) (b)	3,200,000	3,200,651
2.850%, 04/01/25	1,450,000	1,577,966
		10,317,394
Gas Utilities (1.8%)
Piedmont Natural Gas Co., Inc., 3.350%, 06/01/50	1,800,000	2,009,331
Southern Co. Gas Capital Corp. 3.875%, 11/15/25	2,605,000	2,923,568
4.400%, 05/30/47	775,000	973,203
The East Ohio Gas Co. 1.300%, 06/15/25 (e)	1,380,000	1,406,120
3.000%, 06/15/50 (e)	1,685,000	1,836,734
		9,148,956
Total corporate obligations (cost: $233,383,987)		248,526,102
Total long-term debt securities (cost: $470,321,391)		493,404,222
Short-Term Securities (0.3%)
Investment Companies (0.3%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.030%	1,570,800	1,570,800
Total short-term securities (cost: $1,570,800)		1,570,800
Total investments in securities (cost: $471,892,191) (g)		494,975,022
Cash and other assets in excess of liabilities (0.4%)		2,037,607
Total net assets (100.0%)		$497,012,629

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Variable rate security.

(c)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2020, securities with an aggregate market value of $1,548,113 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
5 Year U.S. Treasury Note	March 2021	167	Long	$21,029,358	$21,069,399	$40,041
10 Year U.S. Ultra	March 2021	125	Short	(19,661,787)	(19,544,922)	116,865
U.S. Long Bond	March 2021	252	Long	44,204,991	43,643,250	(561,741)
U.S. Ultra Bond	March 2021	58	Short	(12,627,082)	(12,386,625)	240,457
					$32,781,102	$(164,378)

(e)  Security sold within terms of a private placement memorandum exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(f)  Foreign security: The Fund held 2.5% of net assets in foreign securities at December 31, 2020.

(g)  At December 31, 2020 the cost of investments for federal income tax purposes was $471,868,524. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$27,481,617
Gross unrealized depreciation	(4,539,497)
Net unrealized appreciation	$22,942,120

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
Investments in Securities

December 31, 2020

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (27.7%)
Government Obligations (2.4%)
U.S. Government Agencies and Obligations (2.4%)
Federal Home Loan Mortgage Corporation (FHLMC) (0.1%)
3.000%, 09/01/43	$90,311	$96,063
3.500%, 10/01/44	121,397	130,150
3.500%, 11/01/44	116,928	125,339
3.500%, 12/01/44	125,598	134,603
		486,155
Federal National Mortgage Association (FNMA) (0.1%)
3.000%, 04/01/43	148,124	157,857
3.000%, 05/01/43	54,687	57,932
3.000%, 06/01/43	199,351	212,517
3.500%, 08/01/42	83,181	90,963
3.500%, 02/01/43	99,634	110,580
		629,849
U.S. Treasury (2.2%)
U.S. Treasury Note, 2.625%, 12/15/21 (b)	15,000,000	15,356,836
Total government obligations (cost: $16,018,860)		16,472,840
Other Mortgage-Backed Securities (0.2%)
Commercial Mortgage-Backed Securities (0.2%)
Bank 2019-BNK18, 3.584%, 05/15/62	1,500,000	1,736,682
Total other mortgage-backed securities (cost: $1,544,239)		1,736,682
Corporate Obligations (25.1%)
Basic Materials (0.2%)
Chemicals (0.2%)
Nutrien, Ltd., 3.000%, 04/01/25 (c)	1,000,000	1,080,153
Mining (0.0%)
BHP Billiton Finance USA, Ltd., 2.875%, 02/24/22 (c)	122,000	125,480
Communications (1.7%)
Cable/Satellite TV (0.4%)
Comcast Corp.
4.200%, 08/15/34 (b)	500,000	626,645
4.650%, 07/15/42 (b)	250,000	338,734
6.400%, 05/15/38	1,000,000	1,557,942
		2,523,321
Diversified Telecommunication Services (0.7%)
AT&T, Inc.
2.550%, 12/01/33 (d)	943,000	966,705
3.550%, 09/15/55 (d)	1,405,000	1,400,230
3.800%, 12/01/57 (d)	75,000	78,370
4.500%, 05/15/35	1,000,000	1,213,436
Verizon Communications, Inc., 2.987%, 10/30/56 (d)	1,194,000	1,201,896
		4,860,637
	Principal	Value(a)
Internet & Catalog Retail (0.2%)
Amazon.com, Inc., 3.875%, 08/22/37	$1,000,000	$1,247,469
Media (0.2%)
ViacomCBS, Inc.
3.500%, 01/15/25	750,000	822,771
4.000%, 01/15/26	250,000	286,126
		1,108,897
Telecommunication (0.2%)
Crown Castle Towers LLC, 3.663%, 05/15/45 (d)	1,000,000	1,077,093
Vodafone Group PLC, 4.125%, 05/30/25 (c)	500,000	571,748
		1,648,841
Wireless Telecommunication Services (0.0%)
Rogers Communications, Inc., 4.100%, 10/01/23 (c)	250,000	273,372
Consumer Cyclical (0.7%)
Auto/Truck Parts & Equipment — Original (0.1%)
Harley-Davidson Financial Services, Inc., 3.550%, 05/21/21 (d)	575,000	581,306
Food & Staples Retailing (0.2%)
The Kroger Co., 4.450%, 02/01/47	1,000,000	1,258,469
Home Furnishings (0.1%)
Harman International Industries, Inc., 4.150%, 05/15/25	1,000,000	1,113,477
Retail (0.3%)
AutoZone, Inc., 3.250%, 04/15/25	1,000,000	1,095,678
Target Corp., 3.500%, 07/01/24 (b)	750,000	830,271
		1,925,949
Consumer Staples (0.8%)
Beverages (0.1%)
The Coca-Cola Co., 3.200%, 11/01/23 (b)	500,000	542,113
Consumer Products — Miscellaneous (0.1%)
Johnson (S.C.) & Son, Inc., 3.350%, 09/30/24 (d)	750,000	806,330
Food Products (0.2%)
General Mills, Inc., 4.150%, 02/15/43	1,000,000	1,250,015
Household Products (0.2%)
Kimberly-Clark Corp., 3.900%, 05/04/47	1,000,000	1,295,724
Personal Care (0.2%)
The Estee Lauder Cos., Inc., 4.150%, 03/15/47	1,000,000	1,312,177

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
Consumer, Non-cyclical (1.6%)
Beverages (0.2%)
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 04/15/38	$1,000,000	$1,238,198
Commercial Service — Finance (0.0%)
Moody's Corp., 4.875%, 02/15/24	250,000	281,507
Diagnostic Equipment (0.4%)
Abbott Laboratories
3.875%, 09/15/25	750,000	858,984
4.750%, 11/30/36	1,000,000	1,375,519
4.750%, 04/15/43	250,000	351,060
		2,585,563
Drugstore Chains (0.0%)
CVS Pass-Through Trust, 6.943%, 01/10/30	149,201	178,398
Food (0.4%)
Mars, Inc., 3.950%, 04/01/49 (d)	1,000,000	1,274,264
Tyson Foods, Inc., 5.150%, 08/15/44	1,000,000	1,379,989
		2,654,253
Pharmaceuticals (0.6%)
AbbVie, Inc., 3.800%, 03/15/25	670,000	747,169
Bristol-Myers Squibb Co., 3.875%, 08/15/25	1,000,000	1,140,791
Novartis Capital Corp., 3.400%, 05/06/24 (b)	500,000	548,503
Takeda Pharmaceutical Co., Ltd., 5.000%, 11/26/28 (c)	1,000,000	1,242,500
		3,678,963
Energy (3.0%)
Oil & Gas (0.7%)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.337%, 12/15/27	1,000,000	1,120,292
BP Capital Markets America, Inc., 4.234%, 11/06/28	1,000,000	1,195,078
Cimarex Energy Co., 3.900%, 05/15/27	1,000,000	1,102,138
Valero Energy Corp., 4.350%, 06/01/28	1,000,000	1,138,205
		4,555,713
Oil, Gas & Consumable Fuels (0.8%)
Chevron Corp., 3.191%, 06/24/23 (b)	250,000	265,891
EOG Resources, Inc., 2.625%, 03/15/23	250,000	260,891
Marathon Petroleum Corp., 3.625%, 09/15/24	750,000	818,467
	Principal	Value(a)
Noble Energy, Inc., 3.900%, 11/15/24	$1,000,000	$1,115,926
Phillips 66, 4.650%, 11/15/34	1,000,000	1,211,536
Total Capital International SA, 3.750%, 04/10/24 (c)	750,000	829,220
Valero Energy Corp., 3.650%, 03/15/25	1,000,000	1,094,068
		5,595,999
Pipelines (1.5%)
Columbia Pipeline Group, Inc., 4.500%, 06/01/25	1,000,000	1,150,036
Energy Transfer Operating L.P., 4.900%, 03/15/35	1,000,000	1,100,962
Enterprise Products Operating LLC, 5.750%, 03/01/35	250,000	315,243
Florida Gas Transmission Co. LLC, 4.350%, 07/15/25 (d)	1,000,000	1,135,632
Kinder Morgan, Inc., 5.300%, 12/01/34	750,000	924,282
Magellan Midstream Partners L.P., 4.200%, 10/03/47	1,000,000	1,138,993
MPLX L.P., 5.250%, 01/15/25	500,000	513,125
Plains All American Pipeline L.P./PAA Finance Corp., 3.850%, 10/15/23	250,000	267,305
Southern Natural Gas Co. LLC, 4.800%, 03/15/47 (d)	1,500,000	1,744,424
Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	1,000,000	1,082,779
The Williams Cos., Inc.
3.750%, 06/15/27	500,000	570,518
4.300%, 03/04/24	500,000	550,950
		10,494,249
Financial (7.7%)
Banks (2.9%)
Associated Banc-Corp., 4.250%, 01/15/25	750,000	812,657
Bank of America Corp.
3.950%, 04/21/25	1,000,000	1,127,289
4.183%, 11/25/27	1,000,000	1,160,086
4.244%, 04/24/38 (3-Month USD LIBOR + 1.814%) (e)	1,000,000	1,231,916
5.700%, 01/24/22	250,000	264,214
Capital One Financial Corp.
4.250%, 04/30/25	1,500,000	1,712,121
4.750%, 07/15/21	250,000	255,833
Citigroup, Inc.
3.300%, 04/27/25	750,000	831,722
3.980%, 03/20/30 (3-Month USD LIBOR + 1.338%) (e)	1,000,000	1,176,008

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
Discover Bank, 4.250%, 03/13/26	$500,000	$575,235
Fifth Third Bank, 3.950%, 07/28/25	1,000,000	1,142,349
JPMorgan Chase & Co., 3.125%, 01/23/25	1,000,000	1,095,259
KeyBank NA, 3.180%, 10/15/27	1,000,000	1,036,838
PNC Bank NA
2.450%, 07/28/22	1,000,000	1,032,753
3.800%, 07/25/23	250,000	271,013
4.050%, 07/26/28	1,000,000	1,184,945
Regions Financial Corp., 3.800%, 08/14/23	2,000,000	2,169,609
Synchrony Bank, 3.000%, 06/15/22	1,000,000	1,032,630
The Goldman Sachs Group, Inc., 3.850%, 01/26/27	1,000,000	1,141,195
Truist Bank, 2.750%, 05/01/23	250,000	263,287
		19,516,959
Capital Markets (0.3%)
E*TRADE Financial Corp., 2.950%, 08/24/22	1,000,000	1,038,834
The Bank of New York Mellon Corp., 3.442%, 02/07/28 (3-Month USD LIBOR + 1.069%) (e)	1,000,000	1,141,859
		2,180,693
Diversified Financial Services (1.0%)
American Express Credit Corp., 3.300%, 05/03/27	1,000,000	1,140,944
CME Group, Inc., 3.000%, 03/15/25	1,000,000	1,096,343
Discover Financial Services, 3.750%, 03/04/25	1,000,000	1,100,597
Eaton Vance Corp., 3.500%, 04/06/27	1,000,000	1,122,887
Pine Street Trust I, 4.572%, 02/15/29 (d)	1,500,000	1,778,290
TD Ameritrade Holding Corp., 2.950%, 04/01/22	700,000	720,294
		6,959,355
Insurance (1.5%)
American Financial Group, Inc., 4.500%, 06/15/47	1,000,000	1,208,752
Assured Guaranty US Holdings, Inc., 5.000%, 07/01/24	500,000	571,772
First American Financial Corp., 4.600%, 11/15/24	750,000	831,276
Liberty Mutual Group, Inc., 4.250%, 06/15/23 (d)	750,000	816,040
Manulife Financial Corp., 4.150%, 03/04/26 (c)	750,000	872,371
Marsh & McLennan Cos., Inc., 4.350%, 01/30/47	1,000,000	1,324,918
	Principal	Value(a)
Metropolitan Life Global Funding I, 3.875%, 04/11/22 (d)	$250,000	$261,288
Old Republic International Corp., 4.875%, 10/01/24	750,000	855,092
Pacific Life Insurance Co., 4.300%, 10/24/67 (3-Month USD LIBOR + 2.796%) (d) (e)	1,000,000	1,135,000
StanCorp Financial Group, Inc., 5.000%, 08/15/22	750,000	797,940
The Hanover Insurance Group, Inc., 4.500%, 04/15/26	1,000,000	1,167,477
		9,841,926
Property / Casualty Insurance (0.2%)
Arch Capital Finance LLC, 4.011%, 12/15/26 (b)	1,000,000	1,162,789
Real Estate Investment Trust — Diversified (0.1%)
Retail Properties of America, Inc., 4.000%, 03/15/25 (b)	1,000,000	1,023,975
Real Estate Investment Trust — Health Care (0.8%)
Healthcare Realty Trust, Inc., 3.875%, 05/01/25	1,000,000	1,107,852
Healthcare Trust of America Holdings L.P., 3.750%, 07/01/27	1,000,000	1,133,554
Physicians Realty L.P., 4.300%, 03/15/27	1,000,000	1,108,270
Welltower, Inc., 4.125%, 03/15/29	1,500,000	1,749,862
		5,099,538
Real Estate Investment Trust — Office Property (0.1%)
Alexandria Real Estate Equities, Inc., 4.500%, 07/30/29	500,000	610,352
Real Estate Investment Trust — Residential (0.1%)
UDR, Inc., 4.000%, 10/01/25	750,000	851,139
Real Estate Investment Trust — Shopping Centers (0.0%)
Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/23	250,000	268,119
Real Estate Investment Trust — Single Tenant (0.2%)
Office Properties Income Trust, 4.500%, 02/01/25	750,000	794,638
Tanger Properties L.P., 3.875%, 12/01/23	500,000	519,328
		1,313,966
Real Estate Investment Trust — Storage (0.1%)
CubeSmart L.P., 4.375%, 12/15/23	500,000	547,198

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
Specialized REITs (0.4%)
American Tower Corp., 3.375%, 10/15/26	$1,000,000	$1,123,352
Essex Portfolio L.P., 3.500%, 04/01/25	1,000,000	1,108,033
Goodman US Finance Four LLC, 4.500%, 10/15/37 (d)	500,000	582,348
Healthpeak Properties, Inc., 4.250%, 11/15/23	13,000	14,229
		2,827,962
Health Care (1.5%)
Health Care Providers & Services (0.6%)
Aetna, Inc., 3.875%, 08/15/47	1,000,000	1,192,674
Anthem, Inc., 4.375%, 12/01/47	1,000,000	1,288,922
Laboratory Corp. of America Holdings, 4.000%, 11/01/23	250,000	272,247
UnitedHealth Group, Inc.
2.750%, 02/15/23 (b)	250,000	261,629
3.750%, 07/15/25 (b)	1,000,000	1,139,336
		4,154,808
Pharmaceuticals (0.9%)
AbbVie, Inc., 3.600%, 05/14/25	1,000,000	1,114,088
Bristol-Myers Squibb Co., 3.250%, 11/01/23	500,000	542,139
Cardinal Health, Inc., 3.750%, 09/15/25	1,000,000	1,128,985
Eli Lilly & Co., 3.950%, 05/15/47	1,000,000	1,278,068
Mead Johnson Nutrition Co., 5.900%, 11/01/39	1,000,000	1,483,385
Mylan, Inc., 4.200%, 11/29/23	500,000	546,739
		6,093,404
Industrials (3.6%)
Aerospace & Defense (0.9%)
General Dynamics Corp., 3.500%, 05/15/25	1,000,000	1,117,802
L3Harris Technologies, Inc., 3.832%, 04/27/25	1,000,000	1,122,404
Raytheon Technologies Corp.
3.700%, 12/15/23	500,000	543,690
4.050%, 05/04/47	1,000,000	1,245,736
4.125%, 11/16/28	1,500,000	1,788,245
		5,817,877
Air Freight & Logistics (0.2%)
FedEx Corp., 4.400%, 01/15/47	1,000,000	1,263,522
Building Products (0.2%)
CRH America Finance, Inc., 4.400%, 05/09/47 (d)	1,000,000	1,228,399
	Principal	Value(a)
Containers & Packaging (0.2%)
Amcor Finance USA, Inc., 4.500%, 05/15/28	$1,000,000	$1,194,680
Electrical Equipment (0.2%)
Flex. Ltd., 4.750%, 06/15/25 (c)	1,000,000	1,135,028
Electronic Parts Distributions (0.2%)
Avnet, Inc., 3.750%, 12/01/21	1,500,000	1,536,276
Environmental Control (0.3%)
Republic Services, Inc., 3.950%, 05/15/28	1,000,000	1,172,660
Waste Management, Inc., 3.900%, 03/01/35	1,000,000	1,224,459
		2,397,119
Industrial Conglomerates (0.2%)
3M Co., 3.625%, 10/15/47	1,000,000	1,192,372
Machinery (0.3%)
Caterpillar Financial Services Corp. 2.850%, 05/17/24	1,000,000	1,076,496
3.750%, 11/24/23 (b)	750,000	822,877
		1,899,373
Miscellaneous Manufacturing (0.4%)
Carlisle Cos., Inc., 3.750%, 12/01/27	1,000,000	1,131,467
Textron, Inc. 3.875%, 03/01/25	750,000	824,033
4.300%, 03/01/24	500,000	549,133
		2,504,633
Road & Rail (0.0%)
Kansas City Southern, 4.300%, 05/15/43	250,000	293,989
Transportation (0.2%)
Burlington Northern Santa Fe LLC, 3.750%, 04/01/24	350,000	383,666
Penske Truck Leasing Co. L.P. / PTL Finance Corp., 3.900%, 02/01/24 (d)	1,000,000	1,091,972
		1,475,638
Trucking & Leasing (0.3%)
GATX Corp.
3.250%, 03/30/25	1,000,000	1,097,422
4.550%, 11/07/28	1,000,000	1,207,182
		2,304,604
Information Technology (1.0%)
Communications Equipment (0.2%)
QUALCOMM, Inc., 4.650%, 05/20/35	1,000,000	1,337,703

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
Computers (0.2%)
Apple, Inc., 4.375%, 05/13/45 (b)	$1,000,000	$1,370,466
Interactive Media & Services (0.1%)
eBay, Inc., 3.450%, 08/01/24	750,000	819,275
IT Services (0.1%)
Global Payments, Inc., 4.800%, 04/01/26	750,000	890,041
Software (0.4%)
Fiserv, Inc., 3.850%, 06/01/25	1,000,000	1,127,207
Oracle Corp., 3.800%, 11/15/37	1,000,000	1,207,847
		2,335,054
Materials (0.6%)
Chemicals (0.4%)
The Dow Chemical Co., 3.500%, 10/01/24	496,000	543,315
The Mosaic Co., 5.450%, 11/15/33	200,000	248,651
The Sherwin-Williams Co., 3.950%, 01/15/26	1,000,000	1,143,756
Yara International ASA, 4.750%, 06/01/28 (c) (d)	1,000,000	1,185,807
		3,121,529
Construction Materials (0.2%)
Vulcan Materials Co., 4.500%, 06/15/47	1,000,000	1,238,779
Transportation (0.4%)
Airlines (0.2%)
American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 03/22/29	786,862	730,997
British Airways 2013-1 Class A Pass Through Trust, 4.625%, 12/20/25 (d)	624,848	621,358
United Airlines 2013-1 Class A Pass Through Trust, 4.300%, 02/15/27	175,701	177,454
		1,529,809
Transport — Rail (0.2%)
Norfolk Southern Corp., 3.850%, 01/15/24	500,000	545,624
Union Pacific Corp., 3.750%, 03/15/24	500,000	546,435
		1,092,059
Utilities (2.3%)
Electric Utilities (1.1%)
Ameren Illinois Co., 3.700%, 12/01/47	1,000,000	1,226,068
Arizona Public Service Co., 4.350%, 11/15/45	1,000,000	1,288,859
	Principal	Value(a)
Duke Energy Progress LLC, 3.600%, 09/15/47	$1,000,000	$1,211,649
Entergy Louisiana LLC, 3.300%, 12/01/22	250,000	262,075
Northern States Power Co., 3.750%, 12/01/47	1,000,000	1,212,974
Oglethorpe Power Corp., 4.250%, 04/01/46	800,000	849,859
Oklahoma Gas & Electric Co., 4.150%, 04/01/47	1,000,000	1,232,584
PPL Capital Funding, Inc., 3.400%, 06/01/23	250,000	265,498
		7,549,566
Electric — Integrated (0.0%)
Berkshire Hathaway Energy Co., 3.750%, 11/15/23	250,000	272,224
Gas Utilities (0.7%)
National Fuel Gas Co., 4.750%, 09/01/28	1,000,000	1,073,509
ONEOK, Inc.
4.000%, 07/13/27	500,000	557,522
4.350%, 03/15/29	1,500,000	1,701,148
Washington Gas Light Co., 3.796%, 09/15/46	1,000,000	1,192,578
		4,524,757
Multi-Utilities (0.2%)
Dominion Energy Gas Holdings LLC, 3.550%, 11/01/23	250,000	269,370
National Fuel Gas Co., 5.200%, 07/15/25	1,000,000	1,122,038
		1,391,408
Water Utilities (0.3%)
American Water Capital Corp., 3.750%, 09/01/47	1,000,000	1,224,800
Aquarion Co., 4.000%, 08/15/24 (d)	500,000	546,581
		1,771,381
Total corporate obligations (cost: $148,358,495)		170,156,317
Total long-term debt securities (cost: $165,921,594)		188,365,839
Mutual Funds (36.9%)
Investment Companies (36.9%)
iShares iBoxx $ Investment Grade Corporate Bond ETF	44,500	6,146,785
SFT Index 500 Fund (f)	14,224,618	223,777,991
SPDR S&P 500 ETF Trust (b)	36,170	13,523,240
Vanguard S&P 500 ETF	20,175	6,933,946
Total mutual funds (cost: $123,653,387)		250,381,962

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
Short-Term Securities (32.8%)
Investment Companies (32.8%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.030%	$222,112,587	$222,112,587
Total short-term securities (cost: $222,112,587)		222,112,587
Total investments excluding purchased options (97.4%) (cost: $511,687,568)		660,860,388
Total purchased options outstanding (0.1%) (cost: $379,942)		338,818
Total investments in securities (cost: $512,067,510) (g)		661,199,206
Cash and other assets in excess of liabilities (2.5%)		16,988,730
Total net assets (100.0%)		$678,187,936

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2020, securities with an aggregate market value of $30,778,213 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P 500 E-Mini Index Future	March 2021	746	Long	$138,032,875	$139,830,240	$1,797,365

(c)  Foreign security: The Fund held 1.1% of net assets in foreign securities at December 31, 2020.

(d)  Security sold within terms of a private placement memorandum exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(e)  Variable rate security.

(f)  Affiliated security.

(g)  At December 31, 2020 the cost of investments for federal income tax purposes was $513,839,554. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$149,225,120
Gross unrealized depreciation	(77,908)
Net unrealized appreciation	$149,147,212

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
Investments in Securities – continued

Put Options Purchased:

The Fund had the following put options purchased open at December 31, 2020:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
CBOE Volatility Index	$21	January 2021	2,018	$201,800	$203,818
CBOE Volatility Index	20	January 2021	2,250	225,000	135,000
					$338,818

Put Options Written:

The Fund had the following put options written open at December 31, 2020:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
CBOE Volatility Index	$11	January 2021	1,961	$196,100	$(9,805)

See accompanying notes to financial statements.

SFT Government Money Market Fund
Investments in Securities

December 31, 2020

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Short-Term Securities (100.3%)
U.S. Government Obligations (91.9%)
Discount Notes (91.9%)
Federal Home Loan Bank (91.9%) 0.060%, 01/11/21 (b)	$15,000,000	$14,999,729
0.061%, 01/14/21 (b)	20,000,000	19,999,531
0.073%, 01/27/21 (b)	25,000,000	24,998,646
0.079%, 02/11/21 (b)	15,000,000	14,998,633
0.079%, 02/17/21 (b)	15,000,000	14,998,433
0.080%, 03/10/21 (b)	1,400,000	1,399,788
0.085%, 02/24/21 (b)	15,000,000	14,998,088
0.088%, 01/27/21 (b)	5,000,000	4,999,675
0.090%, 04/23/21 (b)	3,000,000	2,999,160
0.091%, 01/15/21 (b)	6,500,000	6,499,757
0.091%, 05/19/21 (b)	10,000,000	9,996,550
U.S. Treasury Bill
0.063%, 02/25/21	30,000,000	29,997,113
0.079%, 02/04/21	10,000,000	9,999,244
0.094%, 01/14/21	10,000,000	9,999,640
Total U.S. government obligations		180,883,987
	Shares	Value(a)
Investment Companies (8.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.030%	16,559,064	$16,559,064
Total short-term securities (cost: $197,443,051)		197,443,051
Total investments in securities (cost: $197,443,051) (c)		197,443,051
Liabilities in excess of cash and other assets (-0.3%)		(566,063)
Total net assets (100.0%)		$196,876,988

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Rate represents annualized yield at date of purchase.

(c)  Also represents the cost of securities for federal income tax purposes at December 31, 2020.

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities

December 31, 2020

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (95.5%)
Communication Services (0.1%)
Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	9,437	$175,245
Consumer Discretionary (15.0%)
Auto Components (1.6%)
Adient PLC (b) (c)	8,900	309,453
Dana, Inc.	13,696	267,346
Fox Factory Holding Corp. (b)	3,924	414,806
Gentex Corp.	23,230	788,194
Lear Corp.	5,179	823,616
The Goodyear Tire & Rubber Co.	22,099	241,100
Visteon Corp. (b)	2,600	326,352
		3,170,867
Automobiles (0.5%)
Harley-Davidson, Inc.	14,530	533,251
Thor Industries, Inc.	5,248	488,011
		1,021,262
Diversified Consumer Services (1.1%)
Adtalem Global Education, Inc. (b)	4,937	167,611
Graham Holdings Co. – Class B	358	190,950
Grand Canyon Education, Inc. (b)	4,441	413,502
H&R Block, Inc.	17,387	275,758
Service Corp. International/US	16,375	804,012
Strategic Education, Inc.	2,270	216,399
WW International, Inc. (b)	4,453	108,653
		2,176,885
Hotels, Restaurants & Leisure (3.8%)
Boyd Gaming Corp.	7,612	326,707
Caesars Entertainment, Inc. (b)	19,743	1,466,313
Choice Hotels International, Inc.	2,695	287,637
Churchill Downs, Inc.	3,347	651,962
Cracker Barrel Old Country Store, Inc.	2,194	289,432
Jack in the Box, Inc.	2,096	194,509
Marriott Vacations Worldwide Corp.	3,887	533,374
Papa John's International, Inc.	3,086	261,847
Penn National Gaming, Inc. (b)	13,977	1,207,193
Scientific Games Corp. – Class A (b)	5,304	220,063
Six Flags Entertainment Corp.	7,169	244,463
Texas Roadhouse, Inc.	6,191	483,889
The Wendy's Co.	16,993	372,487
Wingstop, Inc.	2,774	367,694
	Shares	Value(a)
Wyndham Destinations, Inc.	8,139	$365,115
Wyndham Hotels & Resorts, Inc.	8,831	524,915
		7,797,600
Household Durables (1.4%)
Helen of Troy, Ltd. (b) (c)	2,359	524,146
KB Home	8,349	279,858
Taylor Morrison Home Corp. (b)	12,317	315,931
Tempur Sealy International, Inc. (b)	18,191	491,157
Toll Brothers, Inc.	10,884	473,128
TopBuild Corp. (b)	3,113	573,041
TRI Pointe Group, Inc. (b)	12,022	207,380
		2,864,641
Internet & Catalog Retail (0.5%)
GrubHub, Inc. (b)	8,792	652,982
TripAdvisor, Inc. (b)	9,115	262,330
		915,312
Leisure Equipment & Products (0.8%)
Brunswick Corp.	7,426	566,158
Mattel, Inc. (b)	32,992	575,711
Polaris, Inc.	5,497	523,754
		1,665,623
Media (1.3%)
Cable One, Inc.	518	1,153,959
Cinemark Holdings, Inc.	10,192	177,443
John Wiley & Sons, Inc. – Class A	4,136	188,850
TEGNA, Inc.	20,782	289,909
The New York Times Co. – Class A	13,726	710,595
World Wrestling Entertainment, Inc. – Class A	4,426	212,669
		2,733,425
Multiline Retail (0.7%)
Kohl's Corp.	14,944	608,071
Nordstrom, Inc.	10,313	321,869
Ollie's Bargain Outlet Holdings, Inc. (b)	5,391	440,822
		1,370,762
Specialty Retail (2.4%)
American Eagle Outfitters, Inc.	14,178	284,552
AutoNation, Inc. (b)	5,574	389,010
Dick's Sporting Goods, Inc.	6,226	349,963
Five Below, Inc. (b)	5,296	926,694
Foot Locker, Inc.	9,895	400,154
Lithia Motors, Inc. Class A	2,490	728,748
Murphy USA, Inc.	2,518	329,531
RH (b)	1,499	670,833
Urban Outfitters, Inc. (b)	6,488	166,093
Williams-Sonoma, Inc.	7,260	739,358
		4,984,936

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Textiles, Apparel & Luxury Goods (0.9%)
Carter's, Inc.	4,137	$389,168
Columbia Sportswear Co.	2,879	251,567
Deckers Outdoor Corp. (b)	2,721	780,328
Skechers U.S.A., Inc. – Class A (b)	12,852	461,901
		1,882,964
Consumer Staples (2.7%)
Beverages (0.4%)
The Boston Beer Co., Inc. – Class A (b)	885	879,947
Food & Staples Retailing (0.6%)
Casey's General Stores, Inc.	3,484	622,312
Grocery Outlet Holding Corp. (b)	8,095	317,729
Sprouts Farmers Market, Inc. (b)	11,181	224,738
		1,164,779
Food Products (1.3%)
Flowers Foods, Inc.	18,654	422,140
Ingredion, Inc.	6,350	499,555
Lancaster Colony Corp.	1,798	330,347
Post Holdings, Inc. (b)	5,807	586,565
Sanderson Farms, Inc.	1,818	240,340
The Hain Celestial Group, Inc. (b)	7,822	314,053
Tootsie Roll Industries, Inc.	1,599	47,490
TreeHouse Foods, Inc. (b)	5,356	227,576
		2,668,066
Household Products (0.1%)
Energizer Holdings, Inc.	5,520	232,833
Personal Products (0.3%)
Coty, Inc. – Class A	26,863	188,578
Edgewell Personal Care Co.	5,152	178,156
Nu Skin Enterprises, Inc. – Class A	4,837	264,246
		630,980
Consumer, Non-cyclical (0.3%)
IT Services (0.3%)
CoreLogic, Inc.	7,373	570,080
Energy (1.2%)
Energy Equipment & Services (0.1%)
ChampionX Corp. (b)	17,617	269,540
Oil, Gas & Consumable Fuels (1.1%)
Antero Midstream Corp.	27,109	209,010
Cimarex Energy Co.	9,665	362,534
CNX Resources Corp. (b)	21,284	229,867
EQT Corp.	26,125	332,049
Equitrans Midstream Corp.	38,536	309,829
Murphy Oil Corp.	13,686	165,601
World Fuel Services Corp.	6,019	187,552
WPX Energy, Inc. (b)	38,292	312,080
		2,108,522
	Shares	Value(a)
Financial (14.5%)
Capital Markets (2.5%)
Affiliated Managers Group, Inc.	4,299	$437,208
Eaton Vance Corp.	10,825	735,342
Evercore, Inc. – Class A	3,812	417,948
Factset Research Systems, Inc.	3,590	1,193,675
Federated Hermes, Inc. – Class B	8,947	258,479
Interactive Brokers Group, Inc. – Class A	7,562	460,677
Janus Henderson Group PLC (c)	14,101	458,424
SEI Investments Co.	11,374	653,664
Stifel Financial Corp.	9,764	492,691
		5,108,108
Commercial Banks (6.0%)
Associated Banc-Corp.	14,559	248,231
BancorpSouth Bank	9,140	250,802
Bank of Hawaii Corp.	3,789	290,313
Bank OZK	11,459	358,323
Cathay General Bancorp	7,098	228,485
CIT Group, Inc.	9,339	335,270
Commerce Bancshares, Inc.	9,992	656,474
Cullen/Frost Bankers, Inc.	5,302	462,493
East West Bancorp, Inc.	13,419	680,477
First Financial Bankshares, Inc.	13,471	487,313
First Horizon Corp.	52,591	671,061
FNB Corp.	30,584	290,548
Fulton Financial Corp.	15,380	195,634
Glacier Bancorp, Inc.	9,044	416,114
Hancock Whitney Corp.	8,191	278,658
Home BancShares, Inc.	14,404	280,590
International Bancshares Corp.	5,278	197,608
PacWest Bancorp	11,070	281,178
Pinnacle Financial Partners, Inc.	7,190	463,036
Prosperity Bancshares, Inc.	8,774	608,565
Signature Bank	5,078	687,003
Sterling Bancorp	18,424	331,264
Synovus Financial Corp.	14,011	453,536
TCF Financial Corp.	14,454	535,087
Texas Capital Bancshares, Inc. (b)	4,783	284,588
Trustmark Corp.	6,012	164,188
UMB Financial Corp.	4,079	281,410
Umpqua Holdings Corp.	20,876	316,063
United Bankshares, Inc.	12,300	398,520
Valley National Bancorp	38,285	373,279
Webster Financial Corp.	8,550	360,382
Wintrust Financial Corp.	5,463	333,735
		12,200,228
Consumer Finance (0.6%)
FirstCash, Inc.	3,924	274,837
Navient Corp.	17,658	173,402
PROG Holdings, Inc.	6,404	344,983
SLM Corp.	35,570	440,712
		1,233,934

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Diversified Financial Services (0.2%)
Jefferies Financial Group, Inc.	19,613	$482,480
Diversified REITs (0.1%)
PS Business Parks, Inc.	1,877	249,397
Insurance (4.2%)
Alleghany Corp.	1,382	834,300
American Financial Group, Inc.	6,668	584,250
Brighthouse Financial, Inc. (b)	8,484	307,163
Brown & Brown, Inc.	22,349	1,059,566
CNO Financial Group, Inc.	13,175	292,880
First American Financial Corp.	10,583	546,400
Genworth Financial, Inc. – Class A (b)	47,967	181,315
Kemper Corp.	5,828	447,765
Kinsale Capital Group, Inc.	2,020	404,263
Mercury General Corp.	2,480	129,481
Old Republic International Corp.	26,805	528,327
Primerica, Inc.	3,725	498,889
Reinsurance Group of America, Inc.	6,440	746,396
RenaissanceRe Holdings, Ltd. (c)	4,816	798,589
RLI Corp.	3,741	389,625
Selective Insurance Group, Inc.	5,672	379,911
The Hanover Insurance Group, Inc.	3,531	412,845
		8,541,965
Thrifts & Mortgage Finance (0.9%)
Essent Group, Ltd. (c)	10,657	460,382
LendingTree, Inc. (b)	1,050	287,480
MGIC Investment Corp.	32,095	402,792
New York Community Bancorp, Inc.	43,975	463,936
Washington Federal, Inc.	7,186	184,968
		1,799,558
Health Care (10.6%)
Biotechnology (1.9%)
Arrowhead Pharmaceuticals, Inc. (b)	9,740	747,350
Emergent BioSolutions, Inc. (b)	4,268	382,413
Exelixis, Inc. (b)	29,409	590,239
Halozyme Therapeutics, Inc. (b)	12,045	514,442
Ligand Pharmaceuticals, Inc. (b)	1,503	149,473
Repligen Corp. (b)	4,711	902,769
United Therapeutics Corp. (b)	4,212	639,339
		3,926,025
Health Care Equipment & Supplies (3.2%)
Avanos Medical, Inc. (b)	4,534	208,020
Cantel Medical Corp.	3,513	277,035
	Shares	Value(a)
Globus Medical, Inc. – Class A (b)	7,215	$470,562
Haemonetics Corp. (b)	4,813	571,544
Hill-Rom Holdings, Inc.	6,333	620,444
ICU Medical, Inc. (b)	1,891	405,601
Integra LifeSciences Holdings Corp. (b)	6,710	435,613
LivaNova PLC (b) (c)	4,606	304,963
Masimo Corp. (b)	4,801	1,288,492
Neogen Corp. (b)	5,028	398,721
NuVasive, Inc. (b)	4,861	273,820
Penumbra, Inc. (b)	3,220	563,500
Quidel Corp. (b)	3,607	647,998
		6,466,313
Health Care Providers & Services (2.9%)
Acadia Healthcare Co., Inc. (b)	8,435	423,943
Amedisys, Inc. (b)	3,138	920,470
Chemed Corp.	1,546	823,415
Encompass Health Corp.	9,425	779,353
HealthEquity, Inc. (b)	7,286	507,907
LHC Group, Inc. (b)	2,995	638,893
Molina Healthcare, Inc. (b)	5,621	1,195,474
Patterson Cos., Inc.	8,233	243,944
Tenet Healthcare Corp. (b)	10,002	399,380
		5,932,779
Life Sciences Tools & Services (1.9%)
Bio-Techne Corp.	3,644	1,157,152
Charles River Laboratories International, Inc. (b)	4,715	1,178,090
Medpace Holdings, Inc. (b)	2,547	354,542
PRA Health Sciences, Inc. (b)	6,081	762,801
Syneos Health, Inc. (b)	7,196	490,264
		3,942,849
Pharmaceuticals (0.7%)
Jazz Pharmaceuticals PLC (b) (c)	5,281	871,629
Nektar Therapeutics (b)	17,006	289,102
Prestige Consumer Healthcare, Inc. (b)	4,749	165,598
		1,326,329
Industrials (16.9%)
Aerospace & Defense (1.0%)
Axon Enterprise, Inc. (b)	6,024	738,121
Curtiss-Wright Corp.	3,934	457,721
Hexcel Corp.	7,918	383,944
Mercury Systems, Inc. (b)	5,308	467,422
		2,047,208
Air Freight & Logistics (0.5%)
XPO Logistics, Inc. (b)	8,665	1,032,868
Airlines (0.2%)
JetBlue Airways Corp. (b)	29,809	433,423
Building Products (1.8%)
Builders FirstSource, Inc. (b)	19,446	793,591

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Lennox International, Inc.	3,281	$898,896
Owens Corning	10,259	777,222
Simpson Manufacturing Co., Inc.	4,110	384,079
Trex Co., Inc. (b)	10,976	918,911
		3,772,699
Commercial Services & Supplies (2.0%)
Clean Harbors, Inc. (b)	4,818	366,650
Healthcare Services Group, Inc.	7,055	198,245
Herman Miller, Inc.	5,583	188,705
HNI Corp.	4,044	139,356
IAA, Inc. (b)	12,746	828,235
KAR Auction Services, Inc.	12,252	228,010
MSA Safety, Inc.	3,395	507,179
Stericycle, Inc. (b)	8,678	601,646
Tetra Tech, Inc.	5,097	590,131
The Brink's Co.	4,685	337,320
		3,985,477
Construction & Engineering (1.3%)
AECOM (b)	14,291	711,406
Dycom Industries, Inc. (b)	2,967	224,068
EMCOR Group, Inc.	5,207	476,232
Fluor Corp.	11,863	189,452
KBR, Inc.	13,510	417,864
MasTec, Inc. (b)	5,321	362,786
Valmont Industries, Inc.	2,044	357,557
		2,739,365
Electrical Equipment (2.8%)
Acuity Brands, Inc.	3,491	422,725
Belden, Inc.	4,223	176,944
EnerSys	4,007	332,822
Generac Holdings, Inc. (b)	5,957	1,354,681
Hubbell, Inc.	5,141	806,057
nVent Electric PLC (c)	16,126	375,575
Regal Beloit Corp.	3,840	471,590
Sunrun, Inc. (b)	14,792	1,026,269
Woodward, Inc.	5,534	672,547
		5,639,210
Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	5,060	790,271
Machinery (4.4%)
AGCO Corp.	5,822	600,190
Colfax Corp. (b)	9,544	364,963
Crane Co.	4,682	363,604
Donaldson Co., Inc.	11,966	668,660
Graco, Inc.	15,882	1,149,063
ITT, Inc.	8,190	630,794
Kennametal, Inc.	7,894	286,079
Lincoln Electric Holdings, Inc.	5,637	655,301
Nordson Corp.	5,099	1,024,644
Oshkosh Corp.	6,464	556,356
Terex Corp.	6,569	229,192
The Middleby Corp. (b)	5,271	679,537
The Timken Co.	6,429	497,347
The Toro Co.	10,171	964,618
Trinity Industries, Inc.	8,008	211,331
		8,881,679
	Shares	Value(a)
Marine (0.1%)
Kirby Corp. (b)	5,691	$294,965
Professional Services (0.8%)
ASGN, Inc. (b)	4,998	417,483
FTI Consulting, Inc. (b)	3,380	377,614
Insperity, Inc.	3,381	275,281
Manpowergroup, Inc.	5,453	491,751
		1,562,129
Road & Rail (0.8%)
Avis Budget Group, Inc. (b)	4,888	182,322
Knight-Swift Transportation Holdings, Inc.	11,913	498,202
Landstar System, Inc.	3,627	488,412
Ryder System, Inc.	5,108	315,470
Werner Enterprises, Inc.	5,502	215,788
		1,700,194
Trading Companies & Distributors (0.8%)
GATX Corp.	3,299	274,411
MSC Industrial Direct Co., Inc. – Class A	4,321	364,649
Univar Solutions, Inc. (b)	16,029	304,711
Watsco, Inc.	3,083	698,454
		1,642,225
Information Technology (16.4%)
Communications Equipment (1.0%)
Ciena Corp. (b)	14,628	773,090
InterDigital, Inc.	2,829	171,664
Lumentum Holdings, Inc. (b)	7,157	678,483
NetScout Systems, Inc. (b)	6,936	190,185
ViaSat, Inc. (b)	6,081	198,545
		2,011,967
Computers & Peripherals (0.2%)
NCR Corp. (b)	12,219	459,068
Electronic Equipment, Instruments & Components (3.6%)
Arrow Electronics, Inc. (b)	7,161	696,765
Avnet, Inc.	9,368	328,910
Cognex Corp.	16,554	1,329,038
Coherent, Inc. (b)	2,255	338,295
II-VI, Inc. (b)	9,832	746,839
Jabil, Inc.	12,758	542,598
Littelfuse, Inc.	2,350	598,451
National Instruments Corp.	12,441	546,658
SYNNEX Corp.	3,901	317,697
Trimble, Inc. (b)	23,715	1,583,451
Vishay Intertechnology, Inc.	12,566	260,242
		7,288,944
Interactive Media & Services (0.3%)
j2 Global, Inc. (b)	4,062	396,817
Yelp, Inc. (b)	6,576	214,838
		611,655

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
IT Services (2.2%)
Alliance Data Systems Corp.	4,523	$335,154
CACI International, Inc. – Class A (b)	2,437	607,617
Concentrix Corp. (b)	3,901	385,029
LiveRamp Holdings, Inc. (b)	6,286	460,072
MAXIMUS, Inc.	5,825	426,332
Perspecta, Inc.	12,969	312,294
Sabre Corp.	30,075	361,501
Science Applications International Corp.	5,519	522,318
Teradata Corp. (b)	10,361	232,812
WEX, Inc. (b)	4,182	851,162
		4,494,291
Semiconductors & Semiconductor Equipment (5.3%)
Cirrus Logic, Inc. (b)	5,494	451,607
CMC Materials, Inc.	2,688	406,694
Cree, Inc. (b)	10,459	1,107,608
Enphase Energy, Inc. (b)	11,975	2,101,253
First Solar, Inc. (b)	8,036	794,921
MKS Instruments, Inc.	5,226	786,252
Monolithic Power Systems, Inc.	4,000	1,464,920
Semtech Corp. (b)	6,161	444,146
Silicon Laboratories, Inc. (b)	4,153	528,843
SolarEdge Technologies, Inc. (b)	4,867	1,553,157
Synaptics, Inc. (b)	3,214	309,830
Universal Display Corp.	4,062	933,448
		10,882,679
Software (3.8%)
ACI Worldwide, Inc. (b)	11,068	425,343
Blackbaud, Inc.	4,698	270,417
CDK Global, Inc.	11,535	597,859
Ceridian HCM Holding, Inc. (b)	12,329	1,313,778
CommVault Systems, Inc. (b)	4,405	243,905
Fair Isaac Corp. (b)	2,817	1,439,600
Manhattan Associates, Inc. (b)	6,021	633,289
Paylocity Holding Corp. (b)	3,580	737,158
PTC, Inc. (b)	9,953	1,190,478
Qualys, Inc. (b)	3,177	387,181
Sailpoint Technologies Holdings, Inc. (b)	8,617	458,769
		7,697,777
Leisure and Consumer Staples (0.7%)
Food & Staples Retailing (0.2%)
BJ's Wholesale Club Holdings, Inc. (b)	13,013	485,125
Food Products (0.5%)
Darling Ingredients, Inc. (b)	15,363	886,138
Pilgrim's Pride Corp. (b)	4,617	90,539
		976,677
	Shares	Value(a)
Materials (5.4%)
Chemicals (2.5%)
Ashland Global Holdings, Inc.	5,168	$409,306
Avient Corp.	8,671	349,268
Cabot Corp.	5,365	240,781
Ingevity Corp. (b)	3,908	295,953
Minerals Technologies, Inc.	3,213	199,592
NewMarket Corp.	728	289,955
Olin Corp.	13,468	330,774
RPM International, Inc.	12,317	1,118,137
Sensient Technologies Corp.	3,990	294,342
The Chemours Co.	15,593	386,550
The Scotts Miracle-Gro Co.	3,857	768,083
Valvoline, Inc.	17,562	406,385
		5,089,126
Construction Materials (0.2%)
Eagle Materials, Inc.	3,955	400,839
Containers & Packaging (0.9%)
Aptargroup, Inc.	6,135	839,820
Greif, Inc. – Class A	2,424	113,637
O-I Glass, Inc.	14,898	177,286
Silgan Holdings, Inc.	7,442	275,950
Sonoco Products Co.	9,519	564,001
		1,970,694
Metals & Mining (1.5%)
Commercial Metals Co.	11,381	233,766
Compass Minerals International, Inc.	3,196	197,257
Reliance Steel & Aluminum Co.	6,043	723,649
Royal Gold, Inc.	6,219	661,453
Steel Dynamics, Inc.	18,944	698,465
United States Steel Corp.	20,893	350,376
Worthington Industries, Inc.	3,402	174,659
		3,039,625
Paper & Forest Products (0.3%)
Domtar Corp.	5,232	165,593
Louisiana-Pacific Corp.	10,363	385,192
		550,785
Real Estate (8.5%)
Health Care REITs (1.3%)
Healthcare Realty Trust, Inc.	12,897	381,751
Medical Properties Trust, Inc.	50,809	1,107,128
Omega Healthcare Investors, Inc.	21,518	781,534
Physicians Realty Trust	19,739	351,354
		2,621,767

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Hotels & Resort REITs (0.4%)
Park Hotels & Resorts, Inc.	22,334	$383,028
Pebblebrook Hotel Trust	12,410	233,308
Service Properties Trust	15,624	179,520
		795,856
Industrial REITs (0.8%)
EastGroup Properties, Inc.	3,696	510,270
First Industrial Realty Trust, Inc.	12,233	515,376
Rexford Industrial Realty, Inc.	12,373	607,638
		1,633,284
Office REITs (1.4%)
Corporate Office Properties Trust	10,633	277,309
Cousins Properties, Inc.	14,083	471,780
Douglas Emmett, Inc.	15,627	455,996
Highwoods Properties, Inc.	9,849	390,316
Hudson Pacific Properties, Inc.	14,422	346,416
JBG SMITH Properties	10,547	329,805
Kilroy Realty Corp.	9,941	570,613
		2,842,235
Real Estate Investment Trust (0.3%)
Apartment Income REIT Corp. (b)	14,111	542,004
Real Estate Management & Development (0.4%)
Jones Lang LaSalle, Inc.	4,863	721,523
Residential REITs (0.7%)
American Campus Communities, Inc.	13,046	557,977
Camden Property Trust	9,232	922,462
		1,480,439
Retail REITs (1.0%)
Brixmor Property Group, Inc.	28,104	465,121
National Retail Properties, Inc.	16,468	673,871
Spirit Realty Capital, Inc.	10,830	435,041
The Macerich Co.	10,626	113,380
Urban Edge Properties	10,398	134,550
Weingarten Realty Investors	11,418	247,428
		2,069,391
Specialized REITs (2.2%)
CoreSite Realty Corp.	4,047	507,008
CyrusOne, Inc.	11,350	830,252
EPR Properties	7,073	229,872
Lamar Advertising Co. – Class A	8,192	681,738
Life Storage, Inc.	4,556	543,941
PotlatchDeltic Corp.	6,339	317,077
Rayonier, Inc.	12,941	380,207
Sabra Health Care REIT, Inc.	19,615	340,713
STORE Capital Corp.	22,403	761,254
		4,592,062
	Shares/ Principal	Value(a)
Utilities (3.2%)
Electric Utilities (0.7%)
ALLETE, Inc.	4,926	$305,116
Hawaiian Electric Industries, Inc.	10,349	366,251
IDACORP, Inc.	4,783	459,312
PNM Resources, Inc.	7,550	366,402
		1,497,081
Gas Utilities (1.2%)
National Fuel Gas Co.	8,623	354,664
New Jersey Resources Corp.	9,112	323,932
ONE Gas, Inc.	5,033	386,383
Southwest Gas Holdings, Inc.	5,330	323,797
Spire, Inc.	4,893	313,348
UGI Corp.	19,757	690,705
		2,392,829
Multi-Utilities (0.8%)
Black Hills Corp.	5,948	365,505
MDU Resources Group, Inc.	19,008	500,671
NorthWestern Corp.	4,794	279,538
OGE Energy Corp.	18,960	604,065
		1,749,779
Water Utilities (0.5%)
Essential Utilities, Inc.	21,157	1,000,514
Total common stocks (cost: $132,795,177)		194,913,963
Short-Term Securities (4.7%)
Investment Companies (4.2%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.030%	8,665,399	8,665,399
U.S. Government Obligations (0.5%)
U.S. Treasury Bill, current rate 0.093%, 05/20/21 (d)	$1,000,000	999,693
Total short-term securities (cost: $9,664,775)		9,665,092
Total investments in securities (cost: $142,459,952) (e)		204,579,055
Liabilities in excess of cash and other assets (-0.2%)		(407,692)
Total net assets (100.0%)		$204,171,363
See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 2.0% of net assets in foreign securities at December 31, 2020.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2020, securities with an aggregate market value of $999,693 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P Mid 400@ E-Mini Index Future	March 2021	40	Long	$9,034,078	$9,214,000	$179,922

(e)  At December 31, 2020 the cost of investments for federal income tax purposes was $143,006,852. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$70,731,150
Gross unrealized depreciation	(8,979,025)
Net unrealized appreciation	$61,752,125

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities

December 31, 2020

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.1%)
Communication Services (1.8%)
Diversified Telecommunication Services (1.4%)
AT&T, Inc.	221,606	$6,373,389
CenturyLink, Inc.	30,707	299,393
Verizon Communications, Inc.	128,687	7,560,361
		14,233,143
Media (0.1%)
Fox Corp. – Class A	10,497	305,672
Fox Corp. – Class B	4,810	138,913
ViacomCBS, Inc. – Class B	17,569	654,621
		1,099,206
Wireless Telecommunication Services (0.3%)
T-Mobile US, Inc. – Class A (b)	18,141	2,446,314
Consumer Discretionary (15.4%)
Auto Components (0.2%)
Aptiv PLC (c)	8,397	1,094,045
BorgWarner, Inc.	7,604	293,819
		1,387,864
Automobiles (1.9%)
Ford Motor Co.	121,519	1,068,152
General Motors Co.	39,169	1,630,997
Tesla, Inc. (b)	23,583	16,641,816
		19,340,965
Distributors (0.1%)
Genuine Parts Co.	4,410	442,896
LKQ Corp. (b)	8,707	306,835
Pool Corp.	1,270	473,075
		1,222,806
Entertainment (1.0%)
The Walt Disney Co. (b)	56,303	10,200,977
Hotels & Resort REITs (0.1%)
Hilton Worldwide Holdings, Inc.	8,628	959,951
Hotels, Restaurants & Leisure (1.6%)
Carnival Corp. (c)	23,128	500,953
Chipotle Mexican Grill, Inc. (b)	899	1,246,652
Darden Restaurants, Inc.	4,038	481,007
Domino's Pizza, Inc.	1,270	486,994
Las Vegas Sands Corp.	10,214	608,754
Marriott International, Inc. – Class A	8,270	1,090,978
McDonald's Corp.	23,172	4,972,248
MGM Resorts International	12,749	401,721
Norwegian Cruise Line Holdings, Ltd. (b) (c)	9,815	249,596
Royal Caribbean Cruises, Ltd. (c)	5,790	432,455
Starbucks Corp.	36,500	3,904,770
	Shares	Value(a)
Wynn Resorts, Ltd.	2,955	$333,413
Yum! Brands, Inc.	9,381	1,018,401
		15,727,942
Household Durables (0.4%)
DR Horton, Inc.	10,312	710,703
Garmin, Ltd. (c)	4,556	545,171
Leggett & Platt, Inc.	4,119	182,472
Lennar Corp. – Class A	8,555	652,148
Mohawk Industries, Inc. (b)	1,813	255,542
Newell Brands, Inc.	11,743	249,304
NVR, Inc. (b)	109	444,705
PulteGroup, Inc.	8,337	359,491
Whirlpool Corp.	1,935	349,248
		3,748,784
Internet & Catalog Retail (5.5%)
Amazon.com, Inc. (b)	13,264	43,199,920
Booking Holdings, Inc. (b)	1,274	2,837,542
Etsy, Inc. (b)	3,921	697,585
Expedia Group, Inc.	4,181	553,564
Netflix, Inc. (b)	13,739	7,429,089
		54,717,700
Leisure Equipment & Products (0.0%)
Hasbro, Inc.	3,935	368,080
Media (1.2%)
Charter Communications, Inc. – Class A (b)	4,538	3,002,114
Comcast Corp. – Class A	141,991	7,440,328
Discovery, Inc. – Class A (b)	4,912	147,802
Discovery, Inc. – Class C (b)	9,173	240,241
DISH Network Corp. – Class A (b)	7,689	248,662
Live Nation Entertainment, Inc. (b)	4,429	325,443
News Corp. – Class A	12,158	218,479
News Corp. – Class B	3,693	65,625
Omnicom Group, Inc.	6,685	416,944
The Interpublic Group of Cos., Inc.	12,129	285,274
		12,390,912
Multiline Retail (0.5%)
Dollar General Corp.	7,619	1,602,276
Dollar Tree, Inc. (b)	7,314	790,204
Target Corp.	15,573	2,749,102
		5,141,582
Specialty Retail (2.2%)
Advance Auto Parts, Inc.	2,099	330,614
AutoZone, Inc. (b)	755	895,007
Best Buy Co., Inc.	7,142	712,700
CarMax, Inc. (b)	5,066	478,534
Home Depot, Inc. (The)	33,480	8,892,958
L Brands, Inc.	7,264	270,148
Lowe's Cos., Inc.	22,786	3,657,381

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
O'Reilly Automotive, Inc. (b)	2,253	$1,019,640
Ross Stores, Inc.	11,071	1,359,630
The Gap, Inc.	6,397	129,155
The TJX Cos., Inc.	37,337	2,549,744
Tiffany & Co.	3,354	440,883
Tractor Supply Co.	3,609	507,353
Ulta Salon Cosmetics & Fragrance, Inc. (b)	1,778	510,571
		21,754,318
Textiles, Apparel & Luxury Goods (0.7%)
Hanesbrands, Inc.	10,832	157,931
NIKE, Inc. – Class B	39,022	5,520,442
PVH Corp.	2,192	205,807
Ralph Lauren Corp.	1,433	148,659
Tapestry, Inc.	8,626	268,096
Under Armour, Inc. – Class A (b)	5,824	99,998
Under Armour, Inc. – Class C (b)	6,052	90,054
VF Corp.	9,945	849,402
		7,340,389
Consumer Staples (6.7%)
Beverages (1.6%)
Brown-Forman Corp. – Class B	5,618	446,238
Constellation Brands, Inc. – Class A	5,219	1,143,222
Molson Coors Beverage Co. – Class B	5,814	262,735
Monster Beverage Corp. (b)	11,492	1,062,780
PepsiCo, Inc.	42,976	6,373,341
The Coca-Cola Co.	120,278	6,596,045
		15,884,361
Food & Staples Retailing (1.7%)
Costco Wholesale Corp.	13,722	5,170,175
CVS Health Corp.	40,705	2,780,152
Sysco Corp.	15,840	1,176,278
The Kroger Co.	24,080	764,781
Walgreens Boots Alliance, Inc.	22,350	891,318
Walmart, Inc.	43,113	6,214,739
		16,997,443
Food Products (1.0%)
Archer-Daniels-Midland Co.	17,302	872,194
Campbell Soup Co.	6,298	304,508
Conagra Brands, Inc.	15,192	550,862
General Mills, Inc.	19,010	1,117,788
Hormel Foods Corp.	8,731	406,952
Kellogg Co.	7,909	492,177
Lamb Weston Holdings, Inc.	4,497	354,094
McCormick & Co., Inc.	7,734	739,370
Mondelez International, Inc. – Class A	44,475	2,600,453
The Hershey Co.	4,587	698,738
The JM Smucker Co.	3,533	408,415
	Shares	Value(a)
The Kraft Heinz Co.	20,151	$698,434
Tyson Foods, Inc. – Class A	9,146	589,368
		9,833,353
Household Products (1.6%)
Church & Dwight Co., Inc.	7,706	672,194
Colgate-Palmolive Co.	26,656	2,279,355
Kimberly-Clark Corp.	10,577	1,426,097
The Clorox Co.	3,920	791,526
The Procter & Gamble Co.	77,111	10,729,224
		15,898,396
Personal Care (0.2%)
The Estee Lauder Cos., Inc. – Class A	7,031	1,871,582
Tobacco (0.6%)
Altria Group, Inc.	57,793	2,369,513
Philip Morris International, Inc.	48,429	4,009,437
		6,378,950
Energy (2.2%)
Energy Equipment & Services (0.2%)
Baker Hughes Co.	21,327	444,668
Halliburton Co.	27,491	519,580
Nov, Inc.	12,074	165,776
Schlumberger, Ltd. (c)	43,289	944,999
TechnipFMC PLC (c)	13,137	123,487
		2,198,510
Oil, Gas & Consumable Fuels (2.0%)
Apache Corp.	11,738	166,562
Cabot Oil & Gas Corp.	12,395	201,791
Chevron Corp.	59,865	5,055,599
Concho Resources, Inc.	6,104	356,168
ConocoPhillips	33,211	1,328,108
Devon Energy Corp.	11,895	188,060
Diamondback Energy, Inc.	4,880	236,192
EOG Resources, Inc.	18,142	904,742
Exxon Mobil Corp.	131,490	5,420,018
Hess Corp.	8,499	448,662
HollyFrontier Corp.	4,582	118,445
Kinder Morgan, Inc.	60,544	827,636
Marathon Oil Corp.	24,548	163,735
Marathon Petroleum Corp.	20,234	836,878
Occidental Petroleum Corp.	26,063	451,151
Phillips 66	13,583	949,995
Pioneer Natural Resources Co.	5,113	582,320
The Williams Cos., Inc.	37,740	756,687
Valero Energy Corp.	12,681	717,364
		19,710,113
Financial (10.2%)
Capital Markets (2.7%)
Ameriprise Financial, Inc.	3,669	712,997
BlackRock, Inc.	4,411	3,182,713
CBOE Global Markets, Inc.	3,354	312,324
CME Group, Inc.	11,164	2,032,406
Franklin Resources, Inc.	8,415	210,291
Intercontinental Exchange, Inc.	17,454	2,012,272

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Invesco, Ltd. (c)	11,713	$204,158
MarketAxess Holdings, Inc.	1,169	666,985
Moody's Corp.	5,023	1,457,876
Morgan Stanley	44,447	3,045,953
MSCI, Inc.	2,547	1,137,312
Nasdaq, Inc.	3,475	461,271
Northern Trust Corp.	6,472	602,802
Raymond James Financial, Inc.	3,754	359,145
S&P Global, Inc.	7,482	2,459,558
State Street Corp.	10,971	798,469
T Rowe Price Group, Inc.	7,041	1,065,937
The Bank of New York Mellon Corp.	25,352	1,075,939
The Charles Schwab Corp.	46,388	2,460,419
The Goldman Sachs Group, Inc.	10,700	2,821,697
		27,080,524
Commercial Banks (3.8%)
Bank of America Corp.	236,742	7,175,650
Citigroup, Inc.	64,745	3,992,177
Citizens Financial Group, Inc.	13,281	474,929
Comerica, Inc.	4,296	239,975
Fifth Third Bancorp	22,155	610,813
First Republic Bank	5,355	786,810
Huntington Bancshares, Inc.	31,636	399,563
JPMorgan Chase & Co.	94,794	12,045,474
KeyCorp	30,366	498,306
M&T Bank Corp.	3,948	502,580
People's United Financial, Inc.	13,212	170,831
Regions Financial Corp.	29,868	481,472
SVB Financial Group (b)	1,632	632,939
The PNC Financial Services Group, Inc.	13,176	1,963,224
Truist Financial Corp.	41,924	2,009,417
US Bancorp	42,631	1,986,178
Wells Fargo & Co.	128,575	3,880,393
Zions Bancorp NA	5,099	221,501
		38,072,232
Consumer Finance (0.5%)
American Express Co.	20,282	2,452,297
Capital One Financial Corp.	14,224	1,406,042
Discover Financial Services	9,531	862,841
Synchrony Financial	16,884	586,044
		5,307,224
Insurance (3.2%)
Aflac, Inc.	20,315	903,408
American International Group, Inc.	26,792	1,014,345
Aon PLC (c)	7,109	1,501,918
Arthur J Gallagher & Co.	5,955	736,693
Assurant, Inc.	1,755	239,066
Berkshire Hathaway, Inc. – Class B (b)	60,521	14,033,004
Chubb, Ltd. (c)	14,036	2,160,421
	Shares	Value(a)
Cincinnati Financial Corp.	4,606	$402,426
Everest Re Group, Ltd. (c)	1,252	293,081
Globe Life, Inc.	2,974	282,411
Hartford Financial Services Group, Inc.	11,143	545,784
Lincoln National Corp.	5,649	284,201
Loews Corp.	7,265	327,070
Marsh & McLennan Cos., Inc.	15,772	1,845,324
MetLife, Inc.	23,788	1,116,847
Principal Financial Group, Inc.	7,945	394,152
Prudential Financial, Inc.	12,314	961,354
The Allstate Corp.	9,456	1,039,498
The Progressive Corp.	18,211	1,800,704
The Travelers Cos., Inc.	7,877	1,105,695
Unum Group	6,313	144,820
Willis Towers Watson PLC (c)	4,009	844,616
WR Berkley Corp.	4,366	289,990
		32,266,828
Health Care (12.9%)
Biotechnology (1.8%)
AbbVie, Inc.	54,903	5,882,857
Alexion Pharmaceuticals, Inc. (b)	6,805	1,063,213
Amgen, Inc.	18,104	4,162,472
Biogen, Inc. (b)	4,785	1,171,655
Gilead Sciences, Inc.	38,982	2,271,091
Incyte Corp. (b)	5,788	503,440
Regeneron Pharmaceuticals, Inc. (b)	3,326	1,606,824
Vertex Pharmaceuticals, Inc. (b)	8,087	1,911,282
		18,572,834
Health Care Equipment & Supplies (3.7%)
Abbott Laboratories	55,117	6,034,760
ABIOMED, Inc. (b)	1,425	461,985
Align Technology, Inc. (b)	2,232	1,192,736
Baxter International, Inc.	15,885	1,274,612
Becton Dickinson and Co.	9,019	2,256,734
Boston Scientific Corp. (b)	44,530	1,600,853
Danaher Corp.	19,661	4,367,495
Dentsply Sirona, Inc.	6,796	355,839
DexCom, Inc. (b)	2,986	1,103,984
Edwards Lifesciences Corp. (b)	19,381	1,768,129
Hologic, Inc. (b)	7,992	582,057
IDEXX Laboratories, Inc. (b)	2,688	1,343,651
Intuitive Surgical, Inc. (b)	3,656	2,990,974
Medtronic PLC (c)	41,858	4,903,246
ResMed, Inc.	4,506	957,795
STERIS PLC (c)	2,645	501,333
Stryker Corp.	10,167	2,491,322
Teleflex, Inc.	1,454	598,423
The Cooper Cos., Inc.	1,566	568,959
Varian Medical Systems, Inc. (b)	2,761	483,203

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
West Pharmaceutical Services, Inc.	2,330	$660,112
Zimmer Biomet Holdings, Inc.	6,446	993,264
		37,491,466
Health Care Providers & Services (2.3%)
AmerisourceBergen Corp.	4,512	441,093
Anthem, Inc.	7,734	2,483,310
Cardinal Health, Inc.	9,124	488,682
Centene Corp. (b)	18,030	1,082,341
Cigna Corp.	11,235	2,338,902
DaVita, Inc. (b)	2,298	269,785
HCA Healthcare, Inc.	8,207	1,349,723
Henry Schein, Inc. (b)	4,383	293,047
Humana, Inc.	4,112	1,687,030
Laboratory Corp. of America Holdings (b)	2,984	607,393
McKesson Corp.	4,993	868,383
Quest Diagnostics, Inc.	4,127	491,815
UnitedHealth Group, Inc.	29,507	10,347,515
Universal Health Services, Inc. – Class B	2,330	320,375
		23,069,394
Health Care Technology (0.1%)
Cerner Corp.	9,534	748,228
Life Sciences Tools & Services (1.2%)
Agilent Technologies, Inc.	9,516	1,127,551
Bio-Rad Laboratories, Inc. – Class A (b)	692	403,394
Illumina, Inc. (b)	4,540	1,679,800
IQVIA Holdings, Inc. (b)	5,962	1,068,212
Mettler-Toledo International, Inc. (b)	767	874,135
PerkinElmer, Inc.	3,434	492,779
Thermo Fisher Scientific, Inc.	12,326	5,741,204
Waters Corp. (b)	1,944	480,984
		11,868,059
Pharmaceuticals (3.8%)
Bristol-Myers Squibb Co.	70,274	4,359,096
Catalent, Inc. (b)	5,121	532,943
Eli Lilly & Co.	24,691	4,168,828
Johnson & Johnson	81,867	12,884,229
Merck & Co., Inc.	78,679	6,435,942
Perrigo Co. PLC (c)	4,173	186,617
Pfizer, Inc.	172,856	6,362,829
Viatris, Inc. (b)	37,518	703,087
Zoetis, Inc.	14,780	2,446,090
		38,079,661
Industrials (8.3%)
Aerospace & Defense (1.5%)
General Dynamics Corp.	7,228	1,075,671
Howmet Aerospace, Inc.	12,135	346,333
Huntington Ingalls Industries, Inc.	1,189	202,701
L3Harris Technologies, Inc.	6,534	1,235,057
Lockheed Martin Corp.	7,657	2,718,082
Northrop Grumman Corp.	4,822	1,469,360
	Shares	Value(a)
Raytheon Technologies Corp.	47,229	$3,377,346
Teledyne Technologies, Inc. (b)	1,186	464,888
The Boeing Co.	16,502	3,532,418
TransDigm Group, Inc. (b)	1,669	1,032,860
		15,454,716
Air Freight & Logistics (0.7%)
CH Robinson Worldwide, Inc.	4,150	389,561
Expeditors International of Washington, Inc.	5,239	498,281
FedEx Corp.	7,513	1,950,525
United Parcel Service, Inc. – Class B	22,242	3,745,553
		6,583,920
Airlines (0.3%)
Alaska Air Group, Inc.	3,843	199,836
American Airlines Group, Inc.	18,994	299,535
Delta Air Lines, Inc.	19,832	797,445
Southwest Airlines Co.	18,356	855,573
United Airlines Holdings, Inc. (b)	9,101	393,618
		2,546,007
Building Products (0.4%)
Allegion PLC (c)	2,838	330,287
AO Smith Corp.	4,150	227,503
Carrier Global Corp.	25,335	955,636
Fortune Brands Home & Security, Inc.	4,297	368,339
Johnson Controls International PLC (c)	22,512	1,048,834
Masco Corp.	8,137	446,965
Trane Technologies PLC (c)	7,467	1,083,910
		4,461,474
Commercial Services & Supplies (0.5%)
Avery Dennison Corp.	2,530	392,428
Cintas Corp.	2,791	986,507
Copart, Inc. (b)	6,462	822,289
Republic Services, Inc.	6,516	627,491
Rollins, Inc.	6,878	268,723
Waste Management, Inc.	12,090	1,425,774
		4,523,212
Construction & Engineering (0.1%)
Jacobs Engineering Group, Inc.	4,007	436,603
Quanta Services, Inc.	4,251	306,157
		742,760
Electrical Equipment (0.5%)
AMETEK, Inc.	7,154	865,205
Eaton Corp. PLC (c)	12,395	1,489,135
Emerson Electric Co.	18,598	1,494,721
Rockwell Automation, Inc.	3,613	906,177
		4,755,238

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Industrial Conglomerates (1.2%)
3M Co.	17,938	$3,135,383
General Electric Co.	272,417	2,942,103
Honeywell International, Inc.	21,821	4,641,327
Roper Technologies, Inc.	3,262	1,406,215
Textron, Inc.	7,117	343,965
		12,468,993
Machinery (1.6%)
Caterpillar, Inc.	16,894	3,075,046
Cummins, Inc.	4,571	1,038,074
Deere & Co.	9,745	2,621,892
Dover Corp.	4,481	565,726
Flowserve Corp.	4,009	147,732
Fortive Corp.	10,486	742,619
IDEX Corp.	2,349	467,921
Illinois Tool Works, Inc.	8,957	1,826,153
Ingersoll Rand, Inc. (b)	11,559	526,628
Otis Worldwide Corp.	12,663	855,386
PACCAR, Inc.	10,773	929,494
Parker Hannifin Corp.	4,005	1,091,002
Pentair PLC (c)	5,149	273,360
Snap-On, Inc.	1,655	283,237
Stanley Black & Decker, Inc.	4,982	889,586
Westinghouse Air Brake Technologies Corp.	5,563	407,212
Xylem, Inc.	5,551	565,036
		16,306,104
Professional Services (0.4%)
Equifax, Inc.	3,763	725,657
IHS Markit, Ltd. (c)	11,590	1,041,130
Nielsen Holdings PLC (c)	11,102	231,699
Robert Half International, Inc.	3,452	215,681
United Rentals, Inc. (b)	2,193	508,578
Verisk Analytics, Inc.	5,056	1,049,575
		3,772,320
Road & Rail (1.0%)
CSX Corp.	23,783	2,158,307
JB Hunt Transport Services, Inc.	2,571	351,327
Kansas City Southern	2,873	586,466
Norfolk Southern Corp.	7,898	1,876,644
Old Dominion Freight Line, Inc.	2,950	575,781
Union Pacific Corp.	20,956	4,363,458
		9,911,983
Trading Companies & Distributors (0.1%)
Fastenal Co.	17,853	871,762
WW Grainger, Inc.	1,386	565,959
		1,437,721
Information Technology (33.0%)
Communications Equipment (0.8%)
Arista Networks, Inc. (b)	1,729	502,395
Cisco Systems, Inc.	131,406	5,880,418
F5 Networks, Inc. (b)	1,921	337,981
	Shares	Value(a)
Juniper Networks, Inc.	10,254	$230,818
Motorola Solutions, Inc.	5,245	891,965
		7,843,577
Computers & Peripherals (6.7%)
Apple, Inc. (d)	497,004	65,947,461
NetApp, Inc.	6,946	460,103
Western Digital Corp.	9,450	523,435
		66,930,999
Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp. – Class A	9,303	1,216,553
CDW Corp.	4,364	575,132
Corning, Inc.	23,759	855,324
FLIR Systems, Inc.	4,031	176,679
IPG Photonics Corp. (b)	1,098	245,721
Keysight Technologies, Inc. (b)	5,762	761,103
Seagate Technology PLC (c)	6,951	432,074
TE Connectivity, Ltd. (c)	10,285	1,245,205
Vontier Corp. (b)	4,189	139,913
		5,647,704
Interactive Media & Services (5.5%)
Akamai Technologies, Inc. (b)	5,023	527,365
Alphabet, Inc. – Class A (b)	9,350	16,387,184
Alphabet, Inc. – Class C (b)	9,028	15,815,973
eBay, Inc.	20,365	1,023,341
Facebook, Inc. – Class A (b)	74,759	20,421,168
Twitter, Inc. (b)	24,734	1,339,346
		55,514,377
IT Services (5.3%)
Accenture PLC – Class A (c)	19,703	5,146,621
Automatic Data Processing, Inc.	13,335	2,349,627
Broadridge Financial Solutions, Inc.	3,541	542,481
Cognizant Technology Solutions Corp. – Class A	16,626	1,362,501
DXC Technology Co.	7,911	203,708
Fidelity National Information Services, Inc.	19,296	2,729,612
Fiserv, Inc. (b)	17,887	2,036,614
FleetCor Technologies, Inc. (b)	2,594	707,721
Gartner, Inc. (b)	2,730	437,319
Global Payments, Inc.	9,309	2,005,345
International Business Machines Corp.	27,710	3,488,135
Jack Henry & Associates, Inc.	2,288	370,633
Leidos Holdings, Inc.	4,144	435,617
Mastercard, Inc. – Class A	27,358	9,765,164
Paychex, Inc.	9,950	927,141
PayPal Holdings, Inc. (b)	36,438	8,533,780
The Western Union Co.	12,785	280,503
VeriSign, Inc. (b)	3,088	668,243
Visa, Inc. – Class A	52,733	11,534,289
		53,525,054

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Office Electronics (0.1%)
Zebra Technologies Corp. – Class A (b)	1,710	$657,204
Semiconductors & Semiconductor Equipment (5.0%)
Advanced Micro Devices, Inc. (b)	37,373	3,427,478
Analog Devices, Inc.	11,490	1,697,418
Applied Materials, Inc.	28,401	2,451,006
Broadcom, Inc.	12,579	5,507,715
Intel Corp.	127,440	6,349,061
KLA Corp.	4,803	1,243,545
Lam Research Corp.	4,479	2,115,297
Maxim Integrated Products, Inc.	8,312	736,859
Microchip Technology, Inc.	8,036	1,109,852
Micron Technology, Inc. (b)	34,619	2,602,656
NVIDIA Corp.	19,250	10,052,350
Qorvo, Inc. (b)	3,459	575,128
QUALCOMM, Inc.	35,172	5,358,103
Skyworks Solutions, Inc.	5,164	789,472
Teradyne, Inc.	5,164	619,112
Texas Instruments, Inc.	28,546	4,685,255
Xilinx, Inc.	7,622	1,080,571
		50,400,878
Software (8.8%)
Activision Blizzard, Inc.	24,034	2,231,557
Adobe, Inc. (b)	14,919	7,461,290
ANSYS, Inc. (b)	2,727	992,083
Autodesk, Inc. (b)	6,838	2,087,915
Cadence Design Systems, Inc. (b)	8,674	1,183,394
Citrix Systems, Inc.	3,828	498,023
Electronic Arts, Inc.	9,020	1,295,272
Fortinet, Inc. (b)	4,139	614,766
Intuit, Inc.	8,171	3,103,754
Microsoft Corp.	235,119	52,295,168
NortonLifeLock, Inc.	18,406	382,477
Oracle Corp.	58,989	3,815,998
Paycom Software, Inc. (b)	1,540	696,465
Salesforce.com, Inc. (b)	28,455	6,332,091
ServiceNow, Inc. (b)	6,106	3,360,925
Synopsys, Inc. (b)	4,746	1,230,353
Take-Two Interactive Software, Inc. (b)	3,604	748,875
Tyler Technologies, Inc. (b)	1,286	561,365
		88,891,771
Technology Hardware Storage & Peripherals (0.2%)
Hewlett Packard Enterprise Co.	40,023	474,272
HP, Inc.	42,713	1,050,313
Xerox Holdings Corp.	5,182	120,171
		1,644,756
Materials (2.5%)
Chemicals (1.8%)
Air Products & Chemicals, Inc.	6,874	1,878,114
Albemarle Corp.	3,262	481,210
Celanese Corp.	3,635	472,332
	Shares	Value(a)
CF Industries Holdings, Inc.	6,652	$257,499
Corteva, Inc.	23,168	897,065
Dow, Inc.	23,067	1,280,219
DuPont de Nemours, Inc.	22,821	1,622,801
Eastman Chemical Co.	4,205	421,678
Ecolab, Inc.	7,723	1,670,948
FMC Corp.	3,984	457,881
International Flavors & Fragrances, Inc.	3,289	357,975
Linde PLC (c)	16,322	4,301,010
LyondellBasell Industries NV – Class A (c)	7,995	732,822
PPG Industries, Inc.	7,343	1,059,008
The Mosaic Co.	10,728	246,851
The Sherwin-Williams Co.	2,542	1,868,141
		18,005,554
Construction Materials (0.1%)
Martin Marietta Materials, Inc.	1,899	539,259
Vulcan Materials Co.	4,047	600,211
		1,139,470
Containers & Packaging (0.3%)
Amcor PLC (c)	48,777	574,105
Ball Corp.	10,172	947,827
International Paper Co.	12,224	607,777
Packaging Corp. of America	2,882	397,457
Sealed Air Corp.	4,794	219,517
WestRock Co.	8,150	354,770
		3,101,453
Metals & Mining (0.3%)
Freeport-McMoRan, Inc.	45,181	1,175,609
Newmont Corp.	24,983	1,496,232
Nucor Corp.	9,389	499,401
		3,171,242
Real Estate (2.4%)
Health Care REITs (0.2%)
Healthpeak Properties, Inc.	16,742	506,110
Ventas, Inc.	11,648	571,218
Welltower, Inc.	12,977	838,574
		1,915,902
Hotels & Resort REITs (0.0%)
Host Hotels & Resorts, Inc.	21,934	320,895
Industrial REITs (0.3%)
Duke Realty Corp.	11,567	462,333
ProLogis, Inc.	22,988	2,290,984
		2,753,317
Office REITs (0.1%)
Alexandria Real Estate Equities, Inc.	3,850	686,147
Boston Properties, Inc.	4,405	416,405
SL Green Realty Corp.	2,231	132,923
Vornado Realty Trust	4,877	182,107
		1,417,582

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Real Estate Services (0.1%)
CBRE Group, Inc. – Class A (b)	10,432	$654,295
Residential REITs (0.3%)
AvalonBay Communities, Inc.	4,341	696,427
Equity Residential	10,650	631,332
Essex Property Trust, Inc.	2,010	477,214
Mid-America Apartment Communities, Inc.	3,533	447,596
UDR, Inc.	9,157	351,903
		2,604,472
Retail REITs (0.2%)
Federal Realty Investment Trust	2,043	173,900
Kimco Realty Corp.	13,449	201,870
Realty Income Corp.	10,835	673,612
Regency Centers Corp.	4,907	223,710
Simon Property Group, Inc.	10,196	869,515
		2,142,607
Specialized REITs (1.2%)
American Tower Corp.	13,814	3,100,691
Crown Castle International Corp.	13,359	2,126,619
Digital Realty Trust, Inc.	8,712	1,215,411
Equinix, Inc.	2,752	1,965,424
Extra Space Storage, Inc.	3,920	454,171
Iron Mountain, Inc.	8,961	264,170
Public Storage	4,730	1,092,299
SBA Communications Corp.	3,455	974,759
Weyerhaeuser Co.	23,212	778,298
		11,971,842
Utilities (2.7%)
Electric Utilities (1.6%)
Alliant Energy Corp.	7,767	400,234
American Electric Power Co., Inc.	15,436	1,285,356
Duke Energy Corp.	22,887	2,095,534
Edison International	11,771	739,454
Entergy Corp.	6,183	617,311
Evergy, Inc.	7,048	391,234
Eversource Energy	10,661	922,283
Exelon Corp.	30,338	1,280,870
FirstEnergy Corp.	16,873	516,483
NextEra Energy, Inc.	60,923	4,700,209
	Shares	Value(a)
Pinnacle West Capital Corp.	3,475	$277,826
PPL Corp.	23,909	674,234
The Southern Co.	32,847	2,017,791
Xcel Energy, Inc.	16,340	1,089,388
		17,008,207
Gas Utilities (0.1%)
Atmos Energy Corp.	3,873	369,600
ONEOK, Inc.	13,820	530,412
		900,012
Independent Power Producers & Energy Traders (0.1%)
AES Corp.	20,684	486,074
NRG Energy, Inc.	7,594	285,155
		771,229
Multi-Utilities (0.8%)
Ameren Corp.	7,687	600,047
CenterPoint Energy, Inc.	16,943	366,647
CMS Energy Corp.	8,904	543,233
Consolidated Edison, Inc.	10,548	762,304
Dominion Energy, Inc.	25,370	1,907,824
DTE Energy Co.	5,947	722,025
NiSource, Inc.	11,917	273,376
Public Service Enterprise Group, Inc.	15,731	917,117
Sempra Energy	8,970	1,142,868
WEC Energy Group, Inc.	9,809	902,722
		8,138,163
Water Utilities (0.1%)
American Water Works Co., Inc.	5,637	865,110
Total common stocks (cost: $330,167,228)		984,312,211
Short-Term Securities (1.9%)
Investment Companies (1.9%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.030%	18,816,906	18,816,906
Total short-term securities (cost: $18,816,906)		18,816,906
Total investments in securities (cost: $348,984,134) (e)		1,003,129,117
Cash and other assets in excess of liabilities (0.0%)		314,677
Total net assets (100.0%)		$1,003,443,794

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 3.2% of net assets in foreign securities at December 31, 2020.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

Holdings of Open Futures Contracts

On December 31, 2020, securities with an aggregate market value of $18,576,600 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P 500 E-Mini Index Future	March 2021	96	Long	$17,720,226	$17,994,240	$274,014

(e)  At December 31, 2020 the cost of investments for federal income tax purposes was $351,710,908. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$663,062,029
Gross unrealized depreciation	(11,369,806)
Net unrealized appreciation	$651,692,223

See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities

December 31, 2020

(Percentages of each investment category relate to total net assets)

	Principal(b)	Value(a)
Long-Term Debt Securities (69.1%)
Argentina (1.7%)
Government (1.7%)
Argentina Treasury Bond BONCER (ARS)
1.000%, 08/05/21	5,255,800	$48,385
1.100%, 04/17/21	9,861,335	84,740
1.200%, 03/18/22	58,485,718	510,389
1.300%, 09/20/22	492,100	3,885
1.400%, 03/25/23	32,768,158	269,254
1.500%, 03/25/24	32,768,162	246,655
Argentine Bonos del Tesoro (ARS)
15.500%, 10/17/26	59,411,000	128,727
16.000%, 10/17/23	29,346,000	88,346
18.200%, 10/03/21	28,501,000	161,338
Letras de la Nacion Argentina con Ajuste por CER (ARS)
0.017%, 02/26/21 (c)	1,955,900	15,202
		1,556,921
Brazil (1.9%)
Government (1.9%)
Brazil Letras do Tesouro Nacional (BRL)
0.019%, 10/01/21 (c)	5,200,000	982,335
0.163%, 01/01/22 (c)	3,100,000	580,159
0.243%, 04/01/21 (c)	340,000	65,138
Brazil Notas do Tesouro Nacional Serie F (BRL)
10.000%, 01/01/21	784,000	143,571
		1,771,203
Ghana (1.5%)
Government (1.5%)
Ghana Government Bond (GHS)
18.750%, 01/24/22	960,000	163,693
19.000%, 11/02/26	2,890,000	464,674
19.750%, 03/25/24	960,000	163,388
19.750%, 03/15/32	2,890,000	450,714
24.500%, 06/21/21	50,000	8,779
24.750%, 03/01/21	100,000	17,232
24.750%, 07/19/21	160,000	28,229
Republic of Ghana Government Bonds (GHS)
16.250%, 05/17/21	130,000	22,090
16.500%, 03/22/21	100,000	17,033
17.600%, 11/28/22	100,000	16,715
		1,352,547
Indonesia (4.6%)
Government (4.6%)
Indonesia Treasury Bond (IDR)
6.500%, 06/15/25	23,654,000,000	1,773,461
8.375%, 03/15/24	7,865,000,000	615,602
9.500%, 07/15/23	18,680,000,000	1,486,745
	Principal(b)	Value(a)
10.000%, 09/15/24	1,959,000,000	$161,672
10.250%, 07/15/22	2,658,000,000	207,069
		4,244,549
Mexico (10.0%)
Government (10.0%)
Mexican Bonos (MXN)
6.500%, 06/10/21	20,100,000	1,017,231
6.500%, 06/09/22	49,538,000	2,559,553
6.750%, 03/09/23	26,998,000	1,421,204
7.250%, 12/09/21	44,130,000	2,273,109
8.000%, 12/07/23	22,829,000	1,257,173
10.000%, 12/05/24	9,340,000	560,658
		9,088,928
Norway (4.3%)
Government (4.3%)
Norway Government Bond (NOK)
1.500%, 02/19/26 (d)	1,910,000	232,263
1.750%, 03/13/25 (d)	3,215,000	393,522
2.000%, 05/24/23 (d)	8,483,000	1,029,231
3.000%, 03/14/24 (d)	9,548,000	1,205,116
3.750%, 05/25/21 (d)	8,735,000	1,034,276
		3,894,408
South Korea (17.8%)
Government (17.8%)
Korea Treasury Bond (KRW)
1.375%, 12/10/29	4,709,000,000	4,207,892
3.000%, 03/10/23	967,000,000	928,773
3.000%, 09/10/24	2,419,000,000	2,371,397
3.375%, 09/10/23	2,729,000,000	2,668,196
3.500%, 03/10/24	1,785,000,000	1,766,203
4.250%, 06/10/21	4,577,300,000	4,279,686
		16,222,147
United States (27.3%)
Government (27.3%)
U.S. Treasury Note (USD)
1.500%, 10/31/24	170,000	178,175
1.500%, 11/30/24	4,250,000	4,456,690
1.625%, 02/15/26	890,000	946,598
1.625%, 10/31/26	890,000	949,171
1.750%, 12/31/24	3,489,000	3,696,023
2.000%, 02/15/25	4,140,000	4,432,549
2.125%, 05/15/25	4,950,000	5,342,520
2.125%, 05/31/26	405,000	442,130
2.625%, 12/31/25	1,641,000	1,824,907
2.875%, 05/31/25	2,390,000	2,659,249
		24,928,012
Total long-term debt securities (cost: $68,159,586)		63,058,715

See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities – continued

	Principal(b)	Value(a)
Short-Term Securities (30.3%)
Argentina (0.1%)
Letras de la Nacion Argentina con Ajuste por CER (ARS)
0.000%, 05/21/21 (c)	4,490,300	$48,479
0.000%, 05/21/21 (c)	2,206,577	16,217
0.002%, 09/13/21 (c)	3,720,289	26,585
Letras Del Tesoro En Pesos A Descuento (ARS)
0.003%, 03/31/21 (c)	1,670,389	10,612
		101,893
Japan (14.0%)
Japan Treasury Discount Bill (JPY)
0.004%, 03/22/21 (c)	48,900,000	473,734
0.004%, 06/16/21 (c)	49,450,000	479,210
0.009%, 05/25/21 (c)	460,700,000	4,464,150
0.017%, 03/25/21 (c)	91,100,000	866,347
0.022%, 01/12/21 (c)	172,400,000	1,669,852
0.023%, 02/25/21 (c)	492,000,000	4,766,104
		12,719,397
Mexico (1.4%)
Mexico Cetes (MXN)
0.001%, 06/17/21 (c)	7,323,000	360,347
0.002%, 10/21/21 (c)	163,800	7,942
0.006%, 05/06/21 (c)	365,700	18,081
	Principal(b)	Value(a)
0.024%, 04/08/21 (c)	6,406,100	$317,788
0.039%, 03/25/21 (c)	265,700	13,203
0.043%, 03/25/21 (c)	1,590,900	79,052
0.067%, 01/28/21 (c)	365,700	18,293
0.079%, 03/25/21 (c)	117,000	5,814
0.082%, 02/25/21 (c)	144,000	7,179
0.094%, 03/25/21 (c)	475,800	23,642
0.099%, 02/25/21 (c)	2,947,300	146,942
0.103%, 02/25/21 (c)	5,906,000	294,451
		1,292,734
United States (2.4%)
U.S. Treasury Bill (USD)
0.000%, 01/12/21 (c)	2,210,000	2,209,980
Investment Companies (12.4%)
United States (12.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.030%	11,263,853	11,263,853
Total short-term securities (cost: $27,331,149)		27,587,857
Total investments in securities (cost: $95,490,735) (e)		90,646,572
Cash and other assets in excess of liabilities (0.6%)		508,061
Total net assets (100.0%)		$91,154,633

See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities – continued

Foreign Forward Currency Contracts

On December 31, 2020, SFT International Bond Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Settlement Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation(a)	Unrealized Depreciation(a)	Counterparty
01/07/21	43,020,000	MXN	1,980,572	USD	$–	$(178,031)	HSB
01/07/21	464,096	USD	9,220,000	MXN	–	(1,466)	HSB
01/07/21	1,687,890	USD	33,800,000	MXN	8,083	–	HSB
01/11/21	296,876	EUR	318,081	CHF	–	(12,290)	UBS
01/11/21	296,876	EUR	318,081	CHF	8,915	–	UBS
01/11/21	318,081	CHF	295,111	EUR	3,181	–	UBS
01/11/21	318,081	CHF	295,111	EUR	–	(1,966)	UBS
01/13/21	10,824,000	MXN	500,810	USD	–	(41,964)	CIT
01/13/21	607,000,000	KRW	506,297	USD	–	(52,637)	DBK
01/13/21	561,076	USD	607,000,000	KRW	–	(2,142)	DBK
01/13/21	560,000	AUD	42,704,467	JPY	–	(27,974)	JPM
01/13/21	560,000	AUD	42,704,467	JPY	9,496	–	JPM
01/13/21	43,990,132	JPY	560,000	AUD	10,202	–	JPM
01/13/21	43,990,132	JPY	560,000	AUD	–	(4,178)	JPM
01/13/21	198,798	CHF	184,451	EUR	–	(1,640)	UBS
01/13/21	198,798	CHF	184,451	EUR	2,405	–	UBS
01/13/21	184,482	EUR	198,798	CHF	–	(9,152)	UBS
01/13/21	184,482	EUR	198,798	CHF	8,349	–	UBS
01/14/21	312,166	CHF	289,504	EUR	–	(2,749)	GSC
01/14/21	312,166	CHF	289,504	EUR	3,783	–	GSC
01/14/21	290,704	EUR	312,166	CHF	–	(12,898)	GSC
01/14/21	290,704	EUR	312,166	CHF	10,396	–	GSC
01/15/21	15,933,000	MXN	735,867	USD	–	(62,913)	CIT
01/15/21	8,158,000	EUR	994,460,200	JPY	–	(713,931)	DBK
01/15/21	8,158,000	EUR	994,460,200	JPY	363,507	–	DBK
01/15/21	538,289,919	JPY	6,870,000	AUD	–	(38,068)	DBK
01/15/21	538,289,919	JPY	6,870,000	AUD	125,267	–	DBK
01/15/21	147,550	EUR	174,242	USD	–	(6,337)	DBK
01/15/21	8,470,000	AUD	641,517,800	JPY	–	(442,853)	DBK
01/15/21	8,470,000	AUD	641,517,800	JPY	120,885	–	DBK
01/15/21	180,870	USD	147,550	EUR	–	(292)	DBK
01/19/21	747,830	USD	4,887,990	CNH	3,893	–	CIT
01/19/21	362,454	EUR	3,756,850	SEK	–	(17,522)	DBK
01/19/21	362,454	EUR	3,756,850	SEK	31,478	–	DBK
01/19/21	809,543	USD	5,292,550	CNH	4,397	–	HSB
01/25/21	517,375	EUR	63,761,841	JPY	–	(19,146)	HSB
01/25/21	517,375	EUR	63,761,841	JPY	3,575	–	HSB
01/27/21	13,005,000	MXN	616,330	USD	–	(34,749)	CIT
01/28/21	21,750,000	MXN	1,027,625	USD	–	(61,136)	CIT
01/29/21	514,234,382	KRW	427,282	USD	–	(46,261)	CIT
01/29/21	465,741	USD	514,234,382	KRW	7,802	–	CIT
02/02/21	9,070,054	BRL	1,680,137	USD	–	(65,535)	CIT
02/04/21	610,000,000	KRW	509,310	USD	–	(52,434)	DBK
02/04/21	419,941	USD	454,270,800	KRW	–	(1,607)	DBK
02/04/21	143,508	USD	155,729,200	KRW	–	(98)	DBK
02/08/21	306,464	USD	22,722,800	INR	3,386	–	CIT
02/08/21	420,460	USD	31,175,800	INR	4,656	–	JPM
02/09/21	494,137	USD	36,649,400	INR	5,568	–	HSB
02/09/21	318,085	CHF	295,150	EUR	1,735	–	UBS
02/09/21	318,085	CHF	295,150	EUR	–	(597)	UBS
02/09/21	296,941	EUR	318,085	CHF	–	(12,603)	UBS
02/09/21	296,941	EUR	318,085	CHF	9,272	–	UBS
02/10/21	1,944,607	USD	2,133,000,000	KRW	19,840	–	HSB
02/10/21	57,690,000	MXN	2,759,389	USD	–	(124,149)	HSB
02/10/21	2,133,000,000	KRW	1,888,814	USD	–	(75,633)	HSB
02/10/21	739,860	EUR	795,220	CHF	–	(28,802)	UBS
02/10/21	739,860	EUR	795,220	CHF	23,542	–	UBS
02/10/21	795,220	CHF	738,086	EUR	8,894	–	UBS
02/10/21	795,220	CHF	738,086	EUR	–	(5,806)	UBS
02/12/21	416,225	CHF	385,847	EUR	2,294	–	GSC
02/12/21	416,225	CHF	385,847	EUR	–	(1,265)	GSC
02/12/21	386,532	EUR	416,225	CHF	–	(18,205)	GSC
See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities – continued

Settlement Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation(a)	Unrealized Depreciation(a)	Counterparty
02/12/21	386,532	EUR	416,225	CHF	$16,338	$–	GSC
02/16/21	491,577	EUR	5,009,117	SEK	–	(20,645)	DBK
02/16/21	491,577	EUR	5,009,117	SEK	28,903	–	DBK
02/16/21	491,575	EUR	5,009,100	SEK	–	(20,645)	DBK
02/16/21	491,575	EUR	5,009,100	SEK	28,903	–	DBK
02/16/21	230,526	USD	17,063,067	INR	1,960	–	HSB
02/18/21	561,418	USD	3,677,220	CNH	2,993	–	JPM
02/22/21	3,106,031	AUD	236,624,609	JPY	–	(153,841)	JPM
02/22/21	3,106,031	AUD	236,624,609	JPY	49,292	–	JPM
02/23/21	970,456	USD	1,071,500,000	KRW	16,605	–	CIT
02/23/21	1,071,500,000	KRW	967,276	USD	–	(19,784)	CIT
02/24/21	650,710	EUR	81,689,118	JPY	–	(25,977)	HSB
02/24/21	650,710	EUR	81,689,118	JPY	20,651	–	HSB
02/25/21	1,296,969	AUD	98,293,364	JPY	–	(54,438)	CIT
02/25/21	1,296,969	AUD	98,293,364	JPY	5,822	–	CIT
02/25/21	917,461	EUR	114,418,424	JPY	–	(43,905)	HSB
02/25/21	917,461	EUR	114,418,424	JPY	29,038	–	HSB
02/25/21	517,376	EUR	63,780,339	JPY	–	(19,360)	HSB
02/25/21	517,376	EUR	63,780,339	JPY	3,778	–	HSB
02/25/21	112,344	AUD	8,514,975	JPY	–	(4,708)	JPM
02/25/21	112,344	AUD	8,514,975	JPY	504	–	JPM
02/26/21	514,234,381	KRW	433,935	USD	–	(39,801)	CIT
02/26/21	669,184	EUR	84,171,170	JPY	–	(28,939)	CIT
02/26/21	669,184	EUR	84,171,170	JPY	25,026	–	CIT
02/26/21	2,213,415	USD	2,443,765,618	KRW	37,892	–	CIT
02/26/21	1,494,000,000	KRW	1,348,862	USD	–	(27,478)	CIT
02/26/21	435,531,237	KRW	391,225	USD	–	(10,006)	CIT
02/26/21	1,324,199	USD	1,770,000	AUD	42,237	–	JPM
02/26/21	1,770,000	AUD	1,291,868	USD	–	(74,568)	JPM
03/08/21	11,783,000	MXN	538,787	USD	–	(48,444)	CIT
03/08/21	408,619	USD	30,375,500	INR	4,387	–	CIT
03/08/21	9,800,000,000	KRW	8,264,463	USD	–	(764,923)	HSB
03/08/21	8,933,618	USD	9,800,000,000	KRW	95,769	–	HSB
03/08/21	420,461	USD	31,264,100	INR	4,628	–	JPM
03/09/21	494,136	USD	36,751,860	INR	5,506	–	HSB
03/09/21	543,953	USD	40,440,200	INR	5,831	–	JPM
03/10/21	880,250	AUD	67,334,459	JPY	–	(44,042)	CIT
03/10/21	880,250	AUD	67,334,459	JPY	17,119	–	CIT
03/10/21	368,585	EUR	397,596	CHF	–	(18,030)	UBS
03/10/21	368,585	EUR	397,596	CHF	17,129	–	UBS
03/10/21	397,596	CHF	367,915	EUR	258	–	UBS
03/10/21	397,596	CHF	367,915	EUR	–	(178)	UBS
03/11/21	14,445,000	MXN	641,436	USD	–	(78,216)	CIT
03/11/21	483,617	EUR	520,280	CHF	–	(7,135)	GSC
03/11/21	483,617	EUR	520,280	CHF	4,367	–	GSC
03/11/21	520,280	CHF	482,406	EUR	3,173	–	GSC
03/11/21	520,280	CHF	482,406	EUR	–	(1,889)	GSC
03/11/21	972,503	AUD	74,910,933	JPY	–	(45,689)	HSB
03/11/21	972,503	AUD	74,910,933	JPY	20,985	–	HSB
03/15/21	184,996	USD	13,728,522	INR	1,505	–	CIT
03/15/21	722,598	EUR	7,513,650	SEK	–	(29,685)	DBK
03/15/21	722,598	EUR	7,513,650	SEK	59,923	–	DBK
03/15/21	490,246	EUR	5,009,117	SEK	19,306	–	DBK
03/15/21	490,246	EUR	5,009,117	SEK	–	(9,579)	DBK
03/15/21	416,222	CHF	384,167	EUR	727	–	GSC
03/15/21	416,222	CHF	384,167	EUR	–	(1,865)	GSC
03/15/21	386,500	EUR	416,222	CHF	–	(15,023)	GSC
03/15/21	386,500	EUR	416,222	CHF	13,303	–	GSC
03/15/21	229,889	USD	17,063,067	INR	1,911	–	HSB
03/15/21	1,122,700	USD	7,365,050	CNH	5,858	–	JPM
03/16/21	14,589,000	MXN	671,320	USD	–	(55,091)	CIT
03/16/21	404,770	USD	2,655,860	CNH	2,166	–	HSB
03/16/21	1,462,752	USD	12,777,100	NOK	29,351	–	JPM
03/17/21	650,000	AUD	49,914,150	JPY	–	(28,651)	HSB
03/17/21	650,000	AUD	49,914,150	JPY	10,656	–	HSB
03/22/21	508,500,000	KRW	430,750	USD	–	(37,775)	CIT
03/22/21	463,406	USD	508,500,000	KRW	5,118	–	CIT
03/22/21	334,383	EUR	3,525,000	NOK	747	–	JPM

See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities – continued

Settlement Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation(a)	Unrealized Depreciation(a)	Counterparty
03/22/21	334,383	EUR	3,525,000	NOK	$1,088	$–	JPM
03/23/21	33,800,000	MXN	1,673,682	USD	–	(7,938)	HSB
03/25/21	917,485	EUR	112,854,334	JPY	–	(52,596)	HSB
03/25/21	917,485	EUR	112,854,334	JPY	22,222	–	HSB
03/29/21	728,510	EUR	91,873,080	JPY	3,944	–	CIT
03/29/21	728,510	EUR	91,873,080	JPY	–	(6,154)	CIT
03/31/21	728,510	EUR	89,767,687	JPY	–	(43,129)	CIT
03/31/21	728,510	EUR	89,767,687	JPY	20,487	–	CIT
03/31/21	939,420	USD	8,890,338	NOK	98,706	–	JPM
04/13/21	290,258	EUR	312,168	CHF	–	(13,496)	GSC
04/13/21	290,258	EUR	312,168	CHF	11,817	–	GSC
04/13/21	312,168	CHF	288,062	EUR	474	–	GSC
04/13/21	312,168	CHF	288,062	EUR	–	(1,488)	GSC
04/13/21	972,497	AUD	73,625,316	JPY	–	(56,575)	HSB
04/13/21	972,497	AUD	73,625,316	JPY	19,552	–	HSB
04/13/21	560,000	AUD	42,659,891	JPY	–	(28,682)	JPM
04/13/21	560,000	AUD	42,659,891	JPY	9,920	–	JPM
04/13/21	1,490,050	AUD	112,847,449	JPY	–	(86,312)	JPM
04/13/21	1,490,050	AUD	112,847,449	JPY	29,968	–	JPM
04/13/21	184,613	EUR	198,798	CHF	–	(9,748)	UBS
04/13/21	184,613	EUR	198,798	CHF	8,963	–	UBS
04/13/21	198,798	CHF	183,848	EUR	302	–	UBS
04/13/21	198,798	CHF	183,848	EUR	–	(456)	UBS
04/15/21	483,874	EUR	5,009,117	SEK	–	(24,356)	DBK
04/15/21	483,874	EUR	5,009,117	SEK	41,712	–	DBK
04/16/21	194,825	EUR	230,188	USD	–	(8,711)	BOA
04/16/21	239,298	USD	194,825	EUR	–	(399)	BOA
04/16/21	362,092	EUR	3,756,850	SEK	–	(17,900)	DBK
04/16/21	362,092	EUR	3,756,850	SEK	31,911	–	DBK
04/30/21	669,187	EUR	82,129,957	JPY	–	(33,644)	CIT
04/30/21	669,187	EUR	82,129,957	JPY	9,439	–	CIT
05/03/21	153,900	USD	205,000	AUD	4,424	–	MSC
05/03/21	205,000	AUD	144,944	USD	–	(13,379)	MSC
05/17/21	227,819	USD	250,000,000	KRW	2,609	–	CIT
05/17/21	250,000,000	KRW	224,125	USD	–	(6,304)	CIT
06/08/21	306,465	USD	23,044,600	INR	3,033	–	CIT
06/09/21	180,360	USD	13,570,300	INR	1,869	–	CIT
06/09/21	295,190	EUR	318,081	CHF	–	(4,551)	UBS
06/09/21	295,190	EUR	318,081	CHF	3,711	–	UBS
06/09/21	318,081	CHF	294,011	EUR	925	–	UBS
06/09/21	318,081	CHF	294,011	EUR	–	(1,532)	UBS
06/11/21	973,796	EUR	10,018,200	SEK	–	(13,503)	DBK
06/11/21	973,796	EUR	10,018,200	SEK	40,029	–	DBK
06/15/21	288,341	EUR	3,097,500	NOK	10,606	–	DBK
06/15/21	5,187,181	USD	538,509,244	JPY	39,181	–	DBK
06/15/21	255,346	EUR	2,624,700	SEK	10,434	–	DBK
06/15/21	255,346	EUR	2,624,700	SEK	–	(3,767)	DBK
06/15/21	288,341	EUR	3,097,500	NOK	–	(3,005)	DBK
06/15/21	396,788	USD	41,194,514	JPY	3,015	–	HSB
06/15/21	423,981	USD	43,990,132	JPY	2,954	–	JPM
06/16/21	123,286	USD	9,249,779	INR	805	–	CIT
06/16/21	445,183	EUR	4,735,500	NOK	11,195	–	DBK
06/16/21	445,183	EUR	4,735,500	NOK	–	(4,945)	DBK
06/16/21	654,397	EUR	6,686,100	SEK	21,165	–	DBK
06/16/21	654,397	EUR	6,686,100	SEK	–	(9,019)	DBK
06/16/21	160,308	USD	12,024,712	INR	1,011	–	HSB
06/16/21	404,772	USD	2,671,330	CNH	2,226	–	HSB
06/18/21	492,483	EUR	5,230,000	NOK	8,900	–	DBK
06/18/21	492,483	EUR	5,230,000	NOK	–	(3,024)	DBK
06/18/21	164,727	EUR	1,680,000	SEK	4,119	–	JPM
06/18/21	164,727	EUR	1,680,000	SEK	–	(1,439)	JPM
06/30/21	728,510	EUR	89,825,275	JPY	–	(44,340)	CIT
06/30/21	728,510	EUR	89,825,275	JPY	21,529	–	CIT
07/13/21	560,000	AUD	42,608,184	JPY	–	(29,375)	JPM
07/13/21	560,000	AUD	42,608,184	JPY	10,398	–	JPM
09/15/21	255,349	EUR	2,627,800	SEK	10,709	–	DBK
09/15/21	255,349	EUR	2,627,800	SEK	–	(4,048)	DBK
09/15/21	288,338	EUR	3,104,300	NOK	–	(2,957)	DBK

See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities – continued

Settlement Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation(a)	Unrealized Depreciation(a)	Counterparty
09/15/21	288,338	EUR	3,104,300	NOK	$10,496	$–	DBK
09/20/21	1,641,695	USD	14,272,900	NOK	23,991	–	JPM
					$2,004,305	$(4,446,111)

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Investments in Securities.

(b)  Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.

(c)  Rate represents annualized yield at date of purchase.

(d)  Security sold within terms of a private placement memorandum exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(e)  At December 31, 2020 the cost of investments for federal income tax purposes was $93,058,702. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$3,508,967
Gross unrealized depreciation	(8,362,903)
Net unrealized depreciation	$(4,853,936)

Currency Legend

ARS  Argentine Peso

AUD  Australian Dollar

BRL  Brazilian Real

CHF  Swiss Franc

CNH  Chinese Yuan Renminbi Offshore

EUR  Euro

GHS  Ghanaian Cedi

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

SEK  Swedish Krona

USD  United States Dollar

Counterparty Legend

BOA  Bank of America Merrill Lynch

CIT  Citibank NA

DBK  Deutsche Bank AG

GSC  Goldman Sachs

HSB  HSBC Bank PLC

JPM  JPMorgan Chase Bank NA

MSC  Morgan Stanley and Co., Inc.

UBS  UBS AG

See accompanying notes to financial statements.

SFT IvySM Growth Fund
Investments in Securities

December 31, 2020

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.6%)
Communication Services (0.6%)
Interactive Media & Services (0.6%)
Pinterest, Inc. Class A (b)	50,546	$3,330,981
Consumer Discretionary (16.2%)
Automobiles (2.2%)
Ferrari NV (c)	58,658	13,463,184
Internet & Catalog Retail (9.3%)
Amazon.com, Inc. (b)	12,670	41,265,303
Booking Holdings, Inc. (b)	6,827	15,205,572
		56,470,875
Specialty Retail (3.4%)
O'Reilly Automotive, Inc. (b)	11,386	5,152,962
Home Depot, Inc. (The)	39,361	10,455,069
Tractor Supply Co.	33,125	4,656,712
		20,264,743
Textiles, Apparel & Luxury Goods (1.3%)
NIKE, Inc. – Class B	56,050	7,929,394
Consumer Staples (3.3%)
Beverages (2.7%)
The Coca-Cola Co.	296,948	16,284,628
Personal Care (0.6%)
The Estee Lauder Cos., Inc. – Class A	13,387	3,563,486
Financial (2.8%)
Capital Markets (2.8%)
Intercontinental Exchange, Inc.	76,289	8,795,359
S&P Global, Inc.	25,074	8,242,576
		17,037,935
Health Care (12.7%)
Health Care Equipment & Supplies (5.2%)
Danaher Corp.	36,502	8,108,554
DexCom, Inc. (b)	5,138	1,899,621
Intuitive Surgical, Inc. (b)	10,154	8,306,988
The Cooper Cos., Inc.	36,760	13,355,643
		31,670,806
Health Care Providers & Services (2.8%)
UnitedHealth Group, Inc.	48,154	16,886,645
Health Care Technology (2.7%)
Cerner Corp.	211,494	16,598,049
Life Sciences Tools & Services (0.6%)
Mettler-Toledo International, Inc. (b)	3,077	3,506,795
Pharmaceuticals (1.4%)
Zoetis, Inc.	51,482	8,520,271
	Shares	Value(a)
Industrials (6.6%)
Aerospace & Defense (0.5%)
Northrop Grumman Corp.	9,853	$3,002,406
Machinery (2.1%)
Stanley Black & Decker, Inc.	70,380	12,567,053
Professional Services (1.4%)
Verisk Analytics, Inc.	41,400	8,594,226
Road & Rail (2.6%)
JB Hunt Transport Services, Inc.	63,962	8,740,407
Union Pacific Corp.	35,527	7,397,432
		16,137,839
Information Technology (57.1%)
Communications Equipment (3.0%)
Motorola Solutions, Inc.	108,200	18,400,492
Computers & Peripherals (8.8%)
Apple, Inc.	403,068	53,483,093
Interactive Media & Services (8.9%)
Alphabet, Inc. – Class A (b)	15,518	27,197,468
Alphabet, Inc. – Class C (b)	2,634	4,614,452
Facebook, Inc. – Class A (b)	80,690	22,041,280
		53,853,200
IT Services (11.8%)
Broadridge Financial Solutions, Inc.	72,256	11,069,619
PayPal Holdings, Inc. (b)	81,187	19,013,995
VeriSign, Inc. (b)	66,372	14,362,901
Visa, Inc. – Class A	123,387	26,988,439
		71,434,954
Office Electronics (1.2%)
Zebra Technologies Corp. – Class A (b)	19,165	7,365,684
Semiconductors & Semiconductor Equipment (2.4%)
NVIDIA Corp.	27,403	14,309,847
Software (21.0%)
Adobe, Inc. (b)	37,608	18,808,513
Electronic Arts, Inc.	115,004	16,514,574
Intuit, Inc.	46,647	17,718,863
Microsoft Corp.	271,296	60,341,656
Salesforce.com, Inc. (b)	61,514	13,688,711
		127,072,317
Real Estate (0.3%)
Specialized REITs (0.3%)
Equinix, Inc.	2,809	2,006,132
Total common stocks (cost: $348,111,760)		603,755,035

See accompanying notes to financial statements.

SFT IvySM Growth Fund
Investments in Securities – continued

	Shares	Value(a)
Short-Term Securities (0.5%)
Investment Companies (0.5%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.030%	3,163,198	$3,163,198
Total short-term securities (cost: $3,163,198)		3,163,198
Total investments in securities (cost: $351,274,958) (d)		606,918,233
Liabilities in excess of cash and other assets (-0.1%)		(670,995)
Total net assets (100.0%)		$606,247,238

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 2.2% of net assets in foreign securities at December 31, 2020.

(d)  At December 31, 2020 the cost of investments for federal income tax purposes was $352,112,436. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$255,017,443
Gross unrealized depreciation	(211,646)
Net unrealized appreciation	$254,805,797

See accompanying notes to financial statements.

SFT IvySM Small Cap Growth Fund
Investments in Securities

December 31, 2020

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (97.5%)
Communication Services (1.3%)
Diversified Telecommunication Services (0.8%)
Bandwidth, Inc. Class A (b)	11,259	$1,730,171
Media (0.5%)
Gray Television, Inc. (b)	59,634	1,066,852
Consumer Discretionary (16.7%)
Auto Components (3.1%)
Fox Factory Holding Corp. (b)	31,196	3,297,729
Visteon Corp. (b)	25,624	3,216,325
		6,514,054
Entertainment (0.9%)
Monarch Casino & Resort, Inc. (b)	30,447	1,863,965
Hotels, Restaurants & Leisure (4.2%)
Churchill Downs, Inc.	17,775	3,462,392
Texas Roadhouse, Inc.	30,023	2,346,598
Wingstop, Inc.	10,921	1,447,579
Wyndham Hotels & Resorts, Inc.	28,819	1,713,001
		8,969,570
Household Durables (2.7%)
Installed Building Products, Inc. (b)	28,616	2,916,829
TopBuild Corp. (b)	15,545	2,861,524
		5,778,353
Leisure Equipment & Products (1.4%)
Malibu Boats, Inc. – Class A (b)	46,939	2,930,871
Media (1.9%)
Nexstar Media Group, Inc. – Class A	36,455	3,980,522
Specialty Retail (1.4%)
Lithia Motors, Inc. Class A	9,896	2,896,262
Textiles, Apparel & Luxury Goods (1.1%)
Deckers Outdoor Corp. (b)	8,598	2,465,734
Financial (4.2%)
Capital Markets (3.2%)
Focus Financial Partners, Inc. Class A (b)	18,033	784,435
Hamilton Lane, Inc. – Class A	21,400	1,670,270
Houlihan Lokey, Inc.	38,525	2,590,036
LPL Financial Holdings, Inc.	17,416	1,815,096
		6,859,837
	Shares	Value(a)
Commercial Banks (0.8%)
Pinnacle Financial Partners, Inc.	8,144	$524,473
Seacoast Banking Corp. of Florida (b)	40,262	1,185,716
		1,710,189
Insurance (0.2%)
Selectquote, Inc. (b)	15,221	315,836
Health Care (27.8%)
Biotechnology (8.2%)
Amicus Therapeutics, Inc. (b)	48,099	1,110,606
CareDx, Inc. (b)	89,056	6,452,107
Halozyme Therapeutics, Inc. (b)	29,746	1,270,452
Insmed, Inc. (b)	33,766	1,124,070
Novavax, Inc. (b)	4,400	490,644
Veracyte, Inc. (b)	53,469	2,616,773
Vericel Corp. (b)	141,546	4,370,940
		17,435,592
Health Care Equipment & Supplies (9.7%)
Acutus Medical, Inc. (b)	28,791	829,469
Axonics Modulation Technologies, Inc. (b)	61,847	3,087,402
Haemonetics Corp. (b)	30,498	3,621,637
iRhythm Technologies, Inc. (b)	14,554	3,452,354
OraSure Technologies, Inc. (b)	161,215	1,706,461
Penumbra, Inc. (b)	10,741	1,879,675
Tactile Systems Technology, Inc. (b)	62,125	2,791,897
Tandem Diabetes Care, Inc. (b)	33,092	3,166,243
		20,535,138
Health Care Providers & Services (6.4%)
1Life Healthcare, Inc. (b)	66,409	2,898,753
AMN Healthcare Services, Inc. (b)	40,904	2,791,698
LHC Group, Inc. (b)	13,948	2,975,387
PetIQ, Inc. (b)	125,948	4,842,701
		13,508,539
Health Care Technology (2.1%)
Omnicell, Inc. (b)	30,730	3,688,215
Simulations Plus, Inc.	9,771	702,730
		4,390,945
Life Sciences Tools & Services (1.4%)
NeoGenomics, Inc. (b)	53,845	2,899,015
Industrials (15.7%)
Aerospace & Defense (2.1%)
Mercury Systems, Inc. (b)	50,618	4,457,421

See accompanying notes to financial statements.

SFT IvySM Small Cap Growth Fund
Investments in Securities – continued

	Shares	Value(a)
Air Freight & Logistics (1.3%)
Air Transport Services Group, Inc. (b)	89,165	$2,794,431
Building Products (0.9%)
Simpson Manufacturing Co., Inc.	19,641	1,835,451
Commercial Services & Supplies (3.4%)
Clean Harbors, Inc. (b)	32,125	2,444,713
The Brink's Co.	64,274	4,627,728
		7,072,441
Electrical Equipment (2.9%)
EnerSys	29,925	2,485,571
Plug Power, Inc. (b)	109,376	3,708,940
		6,194,511
Machinery (2.9%)
John Bean Technologies Corp.	15,020	1,710,327
Kennametal, Inc.	65,442	2,371,618
RBC Bearings, Inc. (b)	11,863	2,123,952
		6,205,897
Machinery — Farm (0.3%)
Hydrofarm Holdings Group, Inc. (b)	12,814	673,760
Road & Rail (1.9%)
Knight-Swift Transportation Holdings, Inc.	96,486	4,035,045
Information Technology (29.9%)
Communications Equipment (1.3%)
Viavi Solutions, Inc. (b)	185,206	2,773,460
Electronic Equipment, Instruments & Components (1.2%)
Coherent, Inc. (b)	16,532	2,480,131
Interactive Media & Services (7.9%)
Envestnet, Inc. (b)	27,568	2,268,571
Five9, Inc. (b)	43,247	7,542,277
Mimecast, Ltd. (b) (c)	49,190	2,795,959
Q2 Holdings, Inc. (b)	32,689	4,136,139
		16,742,946
IT Services (4.6%)
Booz Allen Hamilton Holding Corp.	20,419	1,780,128
Evo Payments, Inc. – Class A (b)	69,742	1,883,732
Shift4 Payments, Inc. Class A (b)	52,400	3,950,960
Switch, Inc. Class A	127,674	2,090,023
		9,704,843
	Shares	Value(a)
Semiconductors & Semiconductor Equipment (5.1%)
Enphase Energy, Inc. (b)	22,893	$4,017,035
Monolithic Power Systems, Inc.	14,349	5,255,034
SiTime Corp. (b)	12,902	1,444,121
		10,716,190
Software (9.8%)
Globant SA (b) (c)	24,398	5,309,249
LivePerson, Inc. (b)	45,438	2,827,607
Proofpoint, Inc. (b)	20,691	2,822,459
Sailpoint Technologies Holdings, Inc. (b)	34,518	1,837,738
Smartsheet, Inc. – Class A (b)	28,174	1,952,177
Varonis Systems, Inc. (b)	37,240	6,092,836
		20,842,066
Leisure and Consumer Staples (1.9%)
Food & Staples Retailing (0.8%)
BJ's Wholesale Club Holdings, Inc. (b)	43,688	1,628,689
Food Products (1.1%)
Nomad Foods, Ltd. (b) (c)	95,108	2,417,645
		4,046,334
Total common stocks (cost: $131,122,825)		206,426,372
Short-Term Securities (2.7%)
Investment Companies (2.7%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.030%	5,817,250	5,817,250
Total short-term securities (cost: $5,817,250)		5,817,250
Total investments in securities (cost: $136,940,075) (d)		212,243,622
Liabilities in excess of cash and other assets (-0.2%)		(409,838)
Total net assets (100.0%)		$211,833,784

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 5.0% of net assets in foreign securities at December 31, 2020.

(d)  At December 31, 2020 the cost of investments for federal income tax purposes was $137,530,543. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$75,664,558
Gross unrealized depreciation	(951,479)
Net unrealized appreciation	$74,713,079

See accompanying notes to financial statements.

SFT Managed Volatility Equity Fund
Investments in Securities

December 31, 2020

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Mutual Funds (91.4%)
Investment Companies (91.4%)
iShares Core High Dividend ETF	756,457	$66,318,585
iShares Edge MSCI Minimum Volatility EAFE ETF	1,245,813	91,455,132
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	358,085	21,871,832
iShares Edge MSCI Minimum Volatility USA ETF	1,693,032	114,923,012
iShares MSCI Germany ETF	531,232	16,877,240
iShares Short Maturity Bond ETF	275,245	13,809,042
Total mutual funds (cost: $271,566,620)		325,254,843
	Shares	Value(a)
Short-Term Securities (4.4%)
Investment Companies (4.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.030%	15,484,025	$15,484,025
Total investments excluding purchased options (cost: $287,050,645)		340,738,868
Total purchased options outstanding (0.1%) (cost: $201,455)		179,650
Total investments in securities (cost: $287,252,100) (b)		340,918,518
Cash and other assets in excess of liabilities (4.1%)		14,663,776
Total net assets (100.0%)		$355,582,294

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  At December 31, 2020 the cost of investments for federal income tax purposes was $289,358,934. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$51,572,133
Gross unrealized depreciation	(16,119)
Net unrealized appreciation	$51,556,014

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2020:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
CBOE Volatility Index	$21	January 2021	1,070	$107,000	$108,070
CBOE Volatility Index	20	January 2021	1,193	119,300	71,580
					$179,650

Put Options Written:

The Fund had the following put options written open at December 31, 2020:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
CBOE Volatility Index	$11	January 2021	714	$71,400	$(3,570)

See accompanying notes to financial statements.

SFT Real Estate Securities Fund
Investments in Securities

December 31, 2020

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (97.2%)
Real Estate (97.2%)
Diversified REITs (2.7%)
Essential Properties Realty Trust, Inc.	42,300	$896,760
VEREIT, Inc.	56,500	2,135,135
WP Carey, Inc.	5,100	359,958
		3,391,853
Health Care REITs (11.3%)
CareTrust REIT, Inc.	46,900	1,040,242
Healthcare Trust of America, Inc. – Class A	31,000	853,740
Healthpeak Properties, Inc.	89,600	2,708,608
Omega Healthcare Investors, Inc.	39,400	1,431,008
Ventas, Inc.	69,496	3,408,084
Welltower, Inc.	73,900	4,775,418
		14,217,100
Hotels & Resort REITs (4.9%)
Host Hotels & Resorts, Inc.	148,646	2,174,691
MGM Growth Properties LLC	26,400	826,320
Park Hotels & Resorts, Inc.	64,700	1,109,605
Pebblebrook Hotel Trust	50,700	953,160
RLJ Lodging Trust	76,000	1,075,400
		6,139,176
Industrial REITs (12.2%)
Duke Realty Corp.	83,600	3,341,492
First Industrial Realty Trust, Inc.	19,700	829,961
ProLogis, Inc.	97,281	9,695,024
Terreno Realty Corp.	27,000	1,579,770
		15,446,247
Office REITs (8.4%)
Alexandria Real Estate Equities, Inc.	16,822	2,998,017
Boston Properties, Inc.	19,883	1,879,540
Cousins Properties, Inc.	43,750	1,465,625
Douglas Emmett, Inc.	25,600	747,008
Highwoods Properties, Inc.	25,900	1,026,417
Kilroy Realty Corp.	22,936	1,316,526
Vornado Realty Trust	30,800	1,150,072
		10,583,205
Residential REITs (19.0%)
American Homes 4 Rent – Class A	79,400	2,382,000
AvalonBay Communities, Inc.	23,726	3,806,362
Camden Property Trust	21,100	2,108,312
Equity Lifestyle Properties, Inc.	25,000	1,584,000
Equity Residential	43,600	2,584,608
Essex Property Trust, Inc.	2,016	478,639
	Shares	Value(a)
Invitation Homes, Inc.	112,100	$3,329,370
Mid-America Apartment Communities, Inc.	18,100	2,293,089
Sun Communities, Inc.	14,100	2,142,495
UDR, Inc.	84,500	3,247,335
		23,956,210
Retail REITs (13.9%)
Agree Realty Corp.	21,200	1,411,496
Brixmor Property Group, Inc.	134,600	2,227,630
Federal Realty Investment Trust	10,900	927,808
Kimco Realty Corp.	91,900	1,379,419
National Retail Properties, Inc.	32,500	1,329,900
Realty Income Corp.	52,700	3,276,359
Regency Centers Corp.	24,514	1,117,593
Simon Property Group, Inc.	53,479	4,560,689
Weingarten Realty Investors	59,900	1,298,033
		17,528,927
Specialized REITs (24.8%)
American Tower Corp.	3,900	875,394
CubeSmart	28,100	944,441
CyrusOne, Inc.	42,200	3,086,930
Digital Realty Trust, Inc.	31,000	4,324,810
Equinix, Inc.	10,834	7,737,426
Extra Space Storage, Inc.	22,100	2,560,506
Gaming and Leisure Properties, Inc.	105	4,452
Life Storage, Inc.	11,700	1,396,863
Public Storage	18,700	4,318,391
QTS Realty Trust, Inc. – Class A	18,200	1,126,216
STORE Capital Corp.	64,500	2,191,710
VICI Properties, Inc.	105,141	2,681,096
		31,248,235
Total common stocks (cost: $110,885,706)		122,510,953
Short-Term Securities (2.5%)
Investment Companies (2.5%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.030%	3,087,714	3,087,714
Total short-term securities (cost: $3,087,714)		3,087,714
Total investments in securities (cost: $113,973,420) (b)		125,598,667
Cash and other assets in excess of liabilities (0.3%)		322,618
Total net assets (100.0%)		$125,921,285

See accompanying notes to financial statements.

SFT Real Estate Securities Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  At December 31, 2020 the cost of investments for federal income tax purposes was $117,090,163. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$10,510,823
Gross unrealized depreciation	(2,002,319)
Net unrealized appreciation	$8,508,504

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities

December 31, 2020

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.5%)
Consumer Discretionary (8.4%)
Automobiles (1.5%)
General Motors Co.	73,734	$3,070,284
Entertainment (1.4%)
The Walt Disney Co. (b)	16,290	2,951,422
Hotels & Resort REITs (0.8%)
Hilton Worldwide Holdings, Inc.	14,077	1,566,207
Hotels, Restaurants & Leisure (2.6%)
Marriott International, Inc. – Class A	6,499	857,348
McDonald's Corp.	7,574	1,625,229
MGM Resorts International	6,853	215,938
Yum! Brands, Inc.	25,657	2,785,324
		5,483,839
Household Durables (0.4%)
Lennar Corp. – Class A	9,773	744,996
Media (0.2%)
Live Nation Entertainment, Inc. (b)	6,500	477,620
Specialty Retail (1.5%)
O'Reilly Automotive, Inc. (b)	290	131,245
Ross Stores, Inc.	2,673	328,271
The Home Depot, Inc.	3,929	1,043,621
The TJX Cos., Inc.	23,138	1,580,094
		3,083,231
Consumer Staples (0.6%)
Beverages (0.4%)
The Coca-Cola Co.	15,094	827,755
Food Products (0.1%)
The Kraft Heinz Co.	8,900	308,474
Tobacco (0.1%)
Philip Morris International, Inc.	2,216	183,463
Energy (1.2%)
Oil, Gas & Consumable Fuels (1.2%)
EOG Resources, Inc.	10,100	503,687
The Williams Cos., Inc.	78,613	1,576,191
TOTAL SE (c)	9,971	430,660
		2,510,538
Financial (18.3%)
Capital Markets (6.4%)
Morgan Stanley	136,752	9,371,615
The Charles Schwab Corp.	38,013	2,016,209
The Goldman Sachs Group, Inc.	6,714	1,770,549
		13,158,373
Commercial Banks (5.0%)
Bank of America Corp.	110,509	3,349,528
JPMorgan Chase & Co.	26,697	3,392,388
	Shares	Value(a)
The PNC Financial Services Group, Inc.	13,581	$2,023,569
Wells Fargo & Co.	51,337	1,549,350
		10,314,835
Consumer Finance (0.6%)
Capital One Financial Corp.	12,677	1,253,122
Diversified Financial Services (1.2%)
Equitable Holdings, Inc.	98,411	2,518,338
Insurance (5.1%)
American International Group, Inc.	91,178	3,451,999
Chubb, Ltd. (c)	11,346	1,746,376
Hartford Financial Services Group, Inc.	13,852	678,471
Marsh & McLennan Cos., Inc.	10,522	1,231,074
MetLife, Inc.	40,983	1,924,152
Principal Financial Group, Inc.	5,961	295,725
The Travelers Cos., Inc.	7,900	1,108,923
		10,436,720
Health Care (13.1%)
Biotechnology (1.0%)
AbbVie, Inc.	20,132	2,157,144
Health Care Equipment & Supplies (4.8%)
Becton Dickinson and Co.	1,072	268,236
Boston Scientific Corp. (b)	4,479	161,020
Danaher Corp.	22,551	5,009,479
Medtronic PLC (c)	19,809	2,320,426
Stryker Corp.	7,413	1,816,482
Zimmer Biomet Holdings, Inc.	1,618	249,318
		9,824,961
Health Care Providers & Services (3.0%)
Anthem, Inc.	5,430	1,743,519
Centene Corp. (b)	2,446	146,833
HCA Healthcare, Inc.	17,474	2,873,774
UnitedHealth Group, Inc.	4,013	1,407,279
		6,171,405
Life Sciences Tools & Services (2.9%)
Agilent Technologies, Inc.	14,068	1,666,917
Thermo Fisher Scientific, Inc.	9,419	4,387,182
		6,054,099
Pharmaceuticals (1.4%)
Bausch Health Cos., Inc. (b) (c)	19,704	409,843
Elanco Animal Health, Inc. (b)	35,185	1,079,124
Eli Lilly & Co.	4,900	827,316
Johnson & Johnson	3,800	598,044
		2,914,327
Industrials (14.6%)
Air Freight & Logistics (1.6%)
FedEx Corp.	6,384	1,657,414
United Parcel Service, Inc. – Class B	9,671	1,628,596
		3,286,010

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Building Products (0.6%)
Johnson Controls International PLC (c)	28,411	$1,323,669
Commercial Services & Supplies (0.2%)
Avery Dennison Corp.	2,700	418,797
Construction & Engineering (0.8%)
Jacobs Engineering Group, Inc.	15,281	1,665,018
Electrical Equipment (0.8%)
Hubbell, Inc.	400	62,716
Rockwell Automation, Inc.	4,650	1,166,266
Schneider Electric SE (c)	3,465	501,545
		1,730,527
Industrial Conglomerates (4.2%)
General Electric Co.	410,520	4,433,616
Honeywell International, Inc.	16,362	3,480,197
Roper Technologies, Inc.	1,641	707,419
		8,621,232
Machinery (3.4%)
Caterpillar, Inc.	15,911	2,896,120
Deere & Co.	12,800	3,443,840
Stanley Black & Decker, Inc.	3,222	575,321
		6,915,281
Professional Services (0.8%)
United Rentals, Inc. (b)	7,000	1,623,370
Road & Rail (2.2%)
Norfolk Southern Corp.	11,819	2,808,312
Union Pacific Corp.	8,322	1,732,807
		4,541,119
Information Technology (22.3%)
Computers & Peripherals (0.3%)
Apple, Inc.	5,578	740,145
Electronic Equipment, Instruments & Components (0.3%)
Keysight Technologies, Inc. (b)	5,144	679,471
Interactive Media & Services (4.4%)
Alphabet, Inc. – Class C (b)	5,158	9,036,197
IT Services (0.9%)
Fidelity National Information Services, Inc.	1,100	155,606
Fiserv, Inc. (b)	8,365	952,439
Visa, Inc. – Class A	3,500	765,555
		1,873,600
Semiconductors & Semiconductor Equipment (12.4%)
Analog Devices, Inc.	11,455	1,692,247
Applied Materials, Inc.	48,325	4,170,447
ASML Holding NV (c)	2,554	1,245,637
Broadcom, Inc.	7,621	3,336,855
Lam Research Corp.	2,516	1,188,231
Micron Technology, Inc. (b)	27,782	2,088,651
NVIDIA Corp.	2,691	1,405,240
NXP Semiconductors NV (c)	20,820	3,310,588
	Shares	Value(a)
QUALCOMM, Inc.	37,501	$5,712,902
Texas Instruments, Inc.	8,412	1,380,662
		25,531,460
Software (4.0%)
Citrix Systems, Inc.	4,100	533,410
Microsoft Corp.	28,075	6,244,442
Salesforce.com, Inc. (b)	900	200,277
Synopsys, Inc. (b)	4,668	1,210,132
		8,188,261
Materials (8.8%)
Chemicals (3.4%)
Air Liquide SA (c)	2,210	363,018
Covestro AG (c)	8,166	504,372
DuPont de Nemours, Inc.	18,194	1,293,775
Linde PLC (c)	12,332	3,249,605
PPG Industries, Inc.	11,264	1,624,494
		7,035,264
Containers & Packaging (4.2%)
International Paper Co.	53,609	2,665,439
Packaging Corp. of America	25,175	3,471,884
WestRock Co.	55,620	2,421,139
		8,558,462
Metals & Mining (1.2%)
BHP Group, Ltd. (c)	20,489	670,833
Freeport-McMoRan, Inc.	44,600	1,160,492
Southern Copper Corp.	9,849	641,367
		2,472,692
Real Estate (4.4%)
Health Care REITs (0.6%)
Welltower, Inc.	17,843	1,153,015
Industrial REITs (2.6%)
ProLogis, Inc.	53,089	5,290,850
Residential REITs (0.2%)
Sun Communities, Inc.	2,449	372,125
Specialized REITs (1.0%)
Digital Realty Trust, Inc.	2,086	291,018
Weyerhaeuser Co.	55,908	1,874,595
		2,165,613
Utilities (7.8%)
Electric Utilities (4.2%)
Entergy Corp.	5,156	514,775
FirstEnergy Corp.	7,500	229,575
NextEra Energy, Inc.	77,227	5,958,063
The Southern Co.	30,064	1,846,832
		8,549,245
Independent Power Producers & Energy Traders (0.4%)
AES Corp.	32,519	764,196
Multi-Utilities (3.2%)
Ameren Corp.	18,842	1,470,807
Dominion Energy, Inc.	3,300	248,160
See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Public Service Enterprise Group, Inc.	25,988	$1,515,100
Sempra Energy	26,959	3,434,846
		6,668,913
Total common stocks (cost: $163,011,231)		205,215,685
Preferred Stocks (0.1%)
Utilities (0.1%)
The Southern Co. Series 2019, 6.750%	5,830	302,577
Total preferred stocks (cost: $292,622)		302,577
Short-Term Securities (0.4%)
Investment Companies (0.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.030%	500,000	500,000
T. Rowe Price Reserve Investment Fund, current rate 0.000%	342,783	342,783
Total short-term securities (cost: $842,783)		842,783
Total investments in securities (cost: $164,146,636) (d)		206,361,045
Liabilities in excess of cash and other assets (0.0%)		(11,434)
Total net assets (100.0%)		$206,349,611

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 7.8% of net assets in foreign securities at December 31, 2020.

(d)  At December 31, 2020 the cost of investments for federal income tax purposes was $165,900,683. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$41,327,386
Gross unrealized depreciation	(867,024)
Net unrealized appreciation	$40,460,362

See accompanying notes to financial statements.

SFT Wellington Core Equity Fund
Investments in Securities

December 31, 2020

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.8%)
Communications (1.4%)
Diversified Telecommunication Services (1.4%)
Verizon Communications, Inc.	30,319	$1,781,241
Consumer Discretionary (14.0%)
Automobiles (0.7%)
Tesla, Inc. (b)	1,352	954,066
Hotels, Restaurants & Leisure (1.8%)
Airbnb, Inc. Class A (b)	3,000	440,400
McDonald's Corp.	8,689	1,864,486
		2,304,886
Internet & Catalog Retail (4.4%)
Amazon.com, Inc. (b)	1,769	5,761,509
Media (2.6%)
The Walt Disney Co. (b)	19,159	3,471,228
Specialty Retail (1.8%)
The TJX Cos., Inc.	33,602	2,294,680
Textiles, Apparel & Luxury Goods (2.6%)
NIKE, Inc. – Class B	12,212	1,727,632
VF Corp.	19,779	1,689,324
		3,416,956
Consumer Staples (8.8%)
Beverages (2.7%)
Constellation Brands, Inc. – Class A	9,278	2,032,346
Monster Beverage Corp. (b)	15,814	1,462,479
		3,494,825
Food & Staples Retailing (2.6%)
Costco Wholesale Corp.	3,888	1,464,920
Walmart, Inc.	13,931	2,008,154
		3,473,074
Household Products (3.5%)
Colgate-Palmolive Co.	17,826	1,524,301
The Procter & Gamble Co.	21,528	2,995,406
		4,519,707
Energy (0.9%)
Oil, Gas & Consumable Fuels (0.9%)
EOG Resources, Inc.	23,125	1,153,244
Financial (11.2%)
Capital Markets (2.7%)
BlackRock, Inc.	2,062	1,487,816
Morgan Stanley	29,600	2,028,488
		3,516,304
Commercial Banks (5.6%)
Bank of America Corp.	83,244	2,523,125
JPMorgan Chase & Co.	23,638	3,003,681
The PNC Financial Services Group, Inc.	12,298	1,832,402
		7,359,208
	Shares	Value(a)
Consumer Finance (1.1%)
American Express Co.	12,300	$1,487,193
Insurance (1.7%)
Athene Holding, Ltd. – Class A (b) (c)	23,394	1,009,217
Chubb, Ltd. (c)	7,984	1,228,897
		2,238,114
Health Care (14.2%)
Biotechnology (0.6%)
Regeneron Pharmaceuticals, Inc. (b)	1,757	848,824
Health Care Equipment & Supplies (5.4%)
Abbott Laboratories	10,506	1,150,302
Baxter International, Inc.	18,394	1,475,934
Becton Dickinson and Co.	4,898	1,225,578
Danaher Corp.	6,998	1,554,536
Hologic, Inc. (b)	21,587	1,572,181
		6,978,531
Health Care Providers & Services (2.9%)
Laboratory Corp. of America Holdings (b)	4,948	1,007,165
UnitedHealth Group, Inc.	7,907	2,772,827
		3,779,992
Life Sciences Tools & Services (1.6%)
Thermo Fisher Scientific, Inc.	4,467	2,080,639
Pharmaceuticals (3.7%)
Eli Lilly & Co.	14,260	2,407,659
Merck & Co., Inc.	29,108	2,381,034
		4,788,693
Industrials (8.5%)
Aerospace & Defense (1.1%)
Raytheon Technologies Corp.	19,426	1,389,153
Air Freight & Logistics (1.4%)
FedEx Corp.	7,171	1,861,735
Building Products (1.2%)
Fortune Brands Home & Security, Inc.	18,517	1,587,277
Commercial Services & Supplies (0.5%)
Republic Services, Inc.	6,994	673,522
Electrical Equipment (1.2%)
AMETEK, Inc.	12,654	1,530,375
Machinery (2.2%)
IDEX Corp.	6,121	1,219,303
Illinois Tool Works, Inc.	7,912	1,613,099
		2,832,402
Professional Services (0.9%)
Equifax, Inc.	6,434	1,240,733
Information Technology (34.6%)
Communications Equipment (1.2%)
Motorola Solutions, Inc.	9,094	1,546,526

See accompanying notes to financial statements.

SFT Wellington Core Equity Fund
Investments in Securities – continued

	Shares	Value(a)
Computers & Peripherals (5.6%)
Apple, Inc.	54,859	$7,279,241
Electronic Equipment, Instruments & Components (1.9%)
CDW Corp.	7,195	948,229
Corning, Inc.	42,901	1,544,436
		2,492,665
Interactive Media & Services (7.6%)
Alphabet, Inc. – Class A (b)	3,173	5,561,127
Facebook, Inc. – Class A (b)	12,343	3,371,614
GoDaddy, Inc. – Class A (b)	11,695	970,100
		9,902,841
IT Services (5.3%)
Fidelity National Information Services, Inc.	9,748	1,378,952
Global Payments, Inc.	7,270	1,566,103
Leidos Holdings, Inc.	15,332	1,611,700
Mastercard, Inc. – Class A	6,617	2,361,872
		6,918,627
Semiconductors & Semiconductor Equipment (6.1%)
Advanced Micro Devices, Inc. (b)	11,549	1,059,159
KLA Corp.	3,930	1,017,516
Micron Technology, Inc. (b)	13,652	1,026,358
QUALCOMM, Inc.	10,306	1,570,016
Teradyne, Inc.	9,770	1,171,325
Texas Instruments, Inc.	12,598	2,067,710
		7,912,084
Software (6.9%)
Microsoft Corp.	22,316	4,963,525
Salesforce.com, Inc. (b)	9,071	2,018,570
SS&C Technologies Holdings, Inc.	11,906	866,161
Workday, Inc. – Class A (b)	4,996	1,197,091
		9,045,347
Materials (2.1%)
Chemicals (1.3%)
PPG Industries, Inc.	11,857	1,710,017
Construction Materials (0.8%)
Vulcan Materials Co.	6,646	985,668
Real Estate (1.5%)
Specialized REITs (1.5%)
American Tower Corp.	5,875	1,318,702
Gaming and Leisure Properties, Inc.	15,362	651,349
		1,970,051
Utilities (2.6%)
Electric Utilities (2.6%)
American Electric Power Co., Inc.	19,543	1,627,345
NextEra Energy, Inc.	23,732	1,830,924
		3,458,269
Total common stocks (cost: $83,759,091)		130,039,447
	Shares	Value(a)
Short-Term Securities (0.3%)
Investment Companies (0.3%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.030%	336,895	$336,895
Total short-term securities (cost: $336,895)		336,895
Total investments in securities (cost: $84,095,986) (d)		130,376,342
Liabilities in excess of cash and other assets (-0.1%)		(80,283)
Total net assets (100.0%)		$130,296,059

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 1.7% of net assets in foreign securities at December 31, 2020.

(d)  At December 31, 2020 the cost of investments for federal income tax purposes was $84,172,877. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$47,159,187
Gross unrealized depreciation	(955,722)
Net unrealized appreciation	$46,203,465

See accompanying notes to financial statements.

Securian Funds Trust

Statements of Assets and Liabilities

December 31, 2020

	SFT Core Bond Fund	SFT Dynamic Managed Volatility Fund		SFT Government Money Market Fund		SFT Index 400 Mid-Cap Fund	SFT Index 500 Fund	SFT International Bond Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers	$494,975,022		$437,421,215		$197,443,051	$204,579,055	$1,003,129,117	$90,646,572
Affiliated issuers (note 8)	–		223,777,991		–	–	–	–
Cash on demand deposit	401		3,000,000		–	–	–	–
Due from broker[1]	200,000		9,000,000		–	–	–	2,410,000
Foreign currency on deposit[2]	–		–		–	–	–	220,252
Receivable:
Fund shares sold	29		153,529		–	10,164	43,947	25
Investment securities sold (including paydowns)	7,292		2,922,756		–	–	–	–
Dividends and accrued interest	2,602,059		1,495,559		330	187,254	728,773	483,959
Refundable foreign income taxes withheld	–		–		–	–	–	41,051
Adviser (note 4)	–		39,153		60,432	–	–	–
Variation margin on futures contracts	23,612		917,582		–	16,647	118,091	–
Unrealized appreciation on forward foreign currency contracts	–		–		–	–	–	2,004,305
Prepaid expenses	20,126		8,793		13,019	12,218	26,894	10,784
Total assets	497,828,541		678,736,578		197,516,832	204,805,338	1,004,046,822	95,816,948
Liabilities
Due to custodian	–		–		–	300	–	–
Payable:
Fund shares repurchased	448,806		–		531,703	161,777	232,221	8,395
Investment securities purchased	–		–		–	341,745	–	–
Adviser	285,307		464,982		61,620	71,773	284,324	81,484
Accrued expenses	81,799		73,855		46,521	58,380	86,483	126,325
Unrealized depreciation on forward foreign currency contracts	–		–		–	–	–	4,446,111
Options written at value[3]	–		9,805		–	–	–	–
Total liabilities	815,912		548,642		639,844	633,975	603,028	4,662,315
Net assets applicable to outstanding capital stock	$497,012,629		$678,187,936		$196,876,988	$204,171,363	$1,003,443,794	$91,154,633
Net Assets Consist of:
Paid in capital**	$371,518,368		$457,323,320		$196,874,922	$(29,270,001)	$(65,729,628)	$102,073,180
Total distributable earnings	125,494,261		220,864,616		2,066	233,441,364	1,069,173,422	(10,918,547)
Net assets	$497,012,629		$678,187,936		$196,876,988	$204,171,363	$1,003,443,794	$91,154,633
Net assets by class:
Class 1	$5,529,725	$	N/A	$	N/A	$15,837,647	$272,088,140	$1,530,393
Class 2	491,482,904		678,187,936		196,876,988	188,333,716	731,355,654	89,624,240
Net asset value per share of outstanding capital stock by class:
Class 1	2.755		N/A		N/A	6.264	15.732	2.458
Class 2	2.673		18.697		1.000	6.079	15.268	2.385
* Identified cost:
Unaffiliated issuers	$471,892,191		$405,067,510		$197,443,051	$142,459,952	$348,984,134	$95,490,735
Affiliated issuers	–		107,000,000		–	–	–	–
** Shares outstanding by class:
Class 1	2,007,496		N/A		N/A	2,528,285	17,295,490	622,622
Class 2	183,846,708		36,273,157		196,876,988	30,978,996	47,900,922	37,571,317
[1] Collateral for open foreign currency contracts	$–		$–		$–	$–	$–	$2,410,000
[2] Foreign currency on deposit (cost)	$–		$–		$–	$–	$–	$220,954
[3] Premiums received	$–		$3,588		$–	$–	$–	$–

See accompanying notes to financial statements.

	SFT IvySM Growth Fund		SFT IvySM Small Cap Growth Fund		SFT Managed Volatility Equity Fund		SFT Real Estate Securities Fund	SFT T. Rowe Price Value Fund		SFT Wellington Core Equity Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers		$606,918,233		$212,243,622		$340,918,518	$125,598,667		$206,361,045	$130,376,342
Affiliated issuers (note 8)		–		–		–	–		–	–
Cash on demand deposit		–		–		–	–		–	–
Due from broker[1]		–		–		16,725,000	–		–	–
Foreign currency on deposit[2]		–		–		–	–		–	–
Receivable:
Fund shares sold		–		–		–	–		–	2,303
Investment securities sold (including paydowns)		–		99,320		1,208,766	–		619,696	–
Dividends and accrued interest		171,584		24,869		372	542,115		125,273	65,642
Refundable foreign income taxes withheld		–		–		–	–		–	–
Adviser (note 4)		–		–		24,803	–		–	–
Variation margin on futures contracts		–		–		–	–		–	–
Unrealized appreciation on forward foreign currency contracts		–		–		–	–		–	–
Prepaid expenses		19,972		12,047		17,317	11,297		31,864	11,057
Total assets		607,109,789		212,379,858		358,894,776	126,152,079		207,137,878	130,455,344
Liabilities
Due to custodian		–		–		3,000,000	–		–	–
Payable:
Fund shares repurchased		340,713		167,341		13,370	79,984		15,765	11,346
Investment securities purchased		–		140,031		–	–		556,893	–
Adviser		467,963		197,194		246,364	105,532		165,998	104,628
Accrued expenses		53,875		41,508		49,178	45,278		49,611	43,311
Unrealized depreciation on forward foreign currency contracts		–		–		–	–		–	–
Options written at value[3]		–		–		3,570	–		–	–
Total liabilities		862,551		546,074		3,312,482	230,794		788,267	159,285
Net assets applicable to outstanding capital stock		$606,247,238		$211,833,784		$355,582,294	$125,921,285		$206,349,611	$130,296,059
Net Assets Consist of:
Paid in capital**		$66,709,700		$45,986,678		$303,851,183	$14,331,489		$89,367,769	$33,866,376
Total distributable earnings		539,537,538		165,847,106		51,731,111	111,589,796		116,981,842	96,429,683
Net assets		$606,247,238		$211,833,784		$355,582,294	$125,921,285		$206,349,611	$130,296,059
Net assets by class:
Class 1	$	N/A	$	N/A	$	N/A	$6,460,679	$	N/A	$1,728,658
Class 2		606,247,238		211,833,784		355,582,294	119,460,606		206,349,611	128,567,401
Net asset value per share of outstanding capital stock by class:
Class 1		N/A		N/A		N/A	5.515		N/A	22.304
Class 2		28.554		25.579		12.804	5.352		17.411	21.936
* Identified cost:
Unaffiliated issuers		$351,274,958		$136,940,075		$287,252,100	$113,973,420		$164,146,636	$84,095,986
Affiliated issuers		–		–		–	–		–	–
** Shares outstanding by class:
Class 1		N/A		N/A		N/A	1,171,550		N/A	77,503
Class 2		21,231,557		8,281,650		27,770,980	22,322,149		11,851,449	5,861,115
[1] Collateral for open foreign currency contracts		$–		$–		$–	$–		$–	$–
[2] Foreign currency on deposit (cost)		$–		$–		$–	$–		$–	$–
[3] Premiums received		$–		$–		$1,306	$–		$–	$–

Securian Funds Trust

Statements of Operations

Year ended December 31, 2020

	SFT Core Bond Fund	SFT Dynamic Managed Volatility Fund	SFT Government Money Market Fund	SFT Index 400 Mid-Cap Fund	SFT Index 500 Fund	SFT International Bond Fund
Income:
Interest[1]	$14,617,182	$6,561,947	$840,870	$956	$–	$2,293,992
Dividends[1]	36,839	1,150,761	132,182	2,747,903	16,083,351	11,197
Foreign tax withholding	–	–	–	(169)	–	(117,312)
Total investment income	14,654,021	7,712,708	973,052	2,748,690	16,083,351	2,187,877
Expenses (note 4):
Investment advisory fee	1,945,071	3,318,828	597,916	260,912	1,319,417	552,160
Rule 12b-1 fees	1,202,617	1,508,558	498,263	404,749	1,629,007	226,596
Audit and accounting services	255,433	241,112	132,083	136,715	229,165	152,843
Administrative services fee	67,201	45,399	53,800	32,600	32,600	77,900
Legal fees	18,291	18,291	16,356	15,854	31,525	20,371
Custodian fees	12,156	21,777	9,680	18,817	24,439	39,246
Printing and shareholder reports	10,698	10,698	10,698	10,698	10,698	10,698
Trustee's fees	22,627	23,359	23,359	23,359	23,359	23,359
S&P licensing fee	–	–	–	21,001	60,899	–
Insurance	9,161	9,161	9,161	9,161	9,161	9,161
Other	16,688	4,188	6,188	10,390	30,590	17,290
Total expenses before fees waived	3,559,943	5,201,371	1,357,504	944,256	3,400,860	1,129,624
Less fees waived (note 4)	–	(373,980)	(776,001)	–	–	–
Total expenses net of fees waived	3,559,943	4,827,391	581,503	944,256	3,400,860	1,129,624
Net investment income	11,094,078	2,885,317	391,549	1,804,434	12,682,491	1,058,253
Realized gains (losses) on investments and foreign currencies:
Investments (note 3)
Unaffiliated issuers	8,620,781	20,491,707	–	8,440,423	55,790,266	(3,130,249)
Written options contracts	–	(8,340,299)	–	–	–	–
Swap contracts	–	–	–	–	–	(5,621,871)
Foreign forward currency contracts	–	–	–	–	–	(1,003,814)
Foreign currency transactions	–	–	–	–	–	111,769
Net increase from litigation payments	2,525	–	–	7,229	24,874	–
Futures contracts	2,564,931	5,933,967	–	1,449,174	1,866,561	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers, net of foreign capital gains tax[2]	9,426,813	13,311,603	–	11,339,808	81,079,269	1,086,406
Affiliated issuers (note 8)	–	34,464,172	–	–	–	–
Written options contracts	–	(6,217)	–	–	–	–
Swap contracts	–	–	–	–	–	1,623,904
Translation of assets and liabilities in foreign currency	–	–	–	–	–	120,286
Foreign forward currency contracts	–	–	–	–	–	(562,315)
Futures contracts	203,198	(3,523,988)	–	16,959	(63,119)	–
Net gains (losses) on investments	20,818,248	62,330,945	–	21,253,593	138,697,851	(7,375,884)
Net increase (decrease) in net assets resulting from operations	$31,912,326	$65,216,262	$391,549	$23,058,027	$151,380,342	$(6,317,631)
[1] All income is from unaffiliated issuers.
[2] Change in unrealized appreciation or depreciation on deferred foreign capital gains tax	$–	$–	$–	$–	$–	$21,850

See accompanying notes to financial statements.

	SFT IvySM Growth Fund	SFT IvySM Small Cap Growth Fund	SFT Managed Volatility Equity Fund	SFT Real Estate Securities Fund	SFT T. Rowe Price Value Fund	SFT Wellington Core Equity Fund
Income:
Interest[1]	$23,258	$46,132	$7,171	$–	$10,299	$341
Dividends[1]	4,457,423	664,132	7,824,174	3,141,247	3,805,611	1,736,551
Foreign tax withholding	(16,656)	–	–	–	(57,912)	(7,282)
Total investment income	4,464,025	710,264	7,831,345	3,141,247	3,757,998	1,729,610
Expenses (note 4):
Investment advisory fee	3,664,805	1,460,840	1,972,040	840,252	1,217,997	762,203
Rule 12b-1 fees	1,376,830	429,659	896,382	286,026	454,476	289,704
Audit and accounting services	166,889	121,961	148,002	134,068	120,549	128,922
Administrative services fee	32,600	32,600	32,700	32,600	32,600	32,600
Legal fees	20,990	17,885	15,854	15,854	18,259	15,854
Custodian fees	14,229	17,834	20,988	12,499	29,673	14,999
Printing and shareholder reports	10,698	10,698	10,698	10,698	10,698	10,698
Trustee's fees	23,359	23,359	23,359	23,359	23,359	23,359
S&P licensing fee	–	–	–	–	–	–
Insurance	9,161	9,161	9,161	9,161	9,161	9,161
Other	19,291	9,790	13,589	7,989	9,992	7,590
Total expenses before fees waived	5,338,852	2,133,787	3,142,773	1,372,506	1,926,764	1,295,090
Less fees waived (note 4)	–	–	(274,362)	–	–	–
Total expenses net of fees waived	5,338,852	2,133,787	2,868,411	1,372,506	1,926,764	1,295,090
Net investment income	(874,827)	(1,423,523)	4,962,934	1,768,741	1,831,234	434,520
Realized gains (losses) on investments and foreign currencies:
Investments (note 3)
Unaffiliated issuers	63,715,946	24,114,747	21,984,097	(1,575,537)	(1,294,529)	4,835,957
Written options contracts	–	–	(6,411,224)	–	–	–
Swap contracts	–	–	–	–	–	–
Foreign forward currency contracts	–	–	–	–	–	–
Foreign currency transactions	–	–	–	–	1,334	–
Net increase from litigation payments	–	–	–	–	19,489	342
Futures contracts	–	–	(36,572,698)	–	–	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers, net of foreign capital gains tax[2]	86,666,599	34,510,775	(4,135,685)	(4,155,015)	19,023,878	14,746,053
Affiliated issuers (note 8)	–	–	–	–	–	–
Written options contracts	–	–	(2,264)	–	–	–
Swap contracts	–	–	–	–	–	–
Translation of assets and liabilities in foreign currency	–	–	–	–	(58)	–
Foreign forward currency contracts	–	–	–	–	–	–
Futures contracts	–	–	(1,435,340)	–	–	–
Net gains (losses) on investments	150,382,545	58,625,522	(26,573,114)	(5,730,552)	17,750,114	19,582,352
Net increase (decrease) in net assets resulting from operations	$149,507,718	$57,201,999	$(21,610,180)	$(3,961,811)	$19,581,348	$20,016,872
[1] All income is from unaffiliated issuers.
[2] Change in unrealized appreciation or depreciation on deferred foreign capital gains tax	$–	$–	$–	$–	$–	$–

Securian Funds Trust

Statements of Changes in Net Assets

Year ended December 31, 2020 and year ended December 31, 2019

	SFT Core Bond Fund		SFT Dynamic Managed Volatility Fund		SFT Government Money Market Fund
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income	$11,094,078	$13,478,143	$2,885,317	$5,867,064	$391,549	$1,284,447
Net realized gains (losses) on investments	11,188,237	9,488,921	18,085,375	15,312,921	–	–
Net change in unrealized appreciation or depreciation of investments	9,630,011	16,218,224	44,245,570	70,624,152	–	–
Net increase (decrease) in net assets resulting from operations	31,912,326	39,185,288	65,216,262	91,804,137	391,549	1,284,447
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–	(391,549)	(1,284,447)
Decrease in net assets from distributions	–	–	–	–	(391,549)	(1,284,447)
Capital stock transactions:
Proceeds from sales
Class 1	888,112	1,334,322	–	–	–	–
Class 2	17,474,501	49,742,319	66,737,165	79,500,104	58,941,198	139,146,640
Value of distributions reinvested
Class 2	–	–	–	–	391,549	1,284,447
Payments for redemption of shares
Class 1	(766,595)	(270,848)	–	–	–	–
Class 2	(40,373,412)	(39,982,740)	(31,570,215)	(8,732,213)	(50,806,705)	(24,840,919)
Increase (decrease) in net assets from capital stock transactions	(22,777,394)	10,823,053	35,166,950	70,767,891	8,526,042	115,590,168
Total increase (decrease) in net assets	9,134,932	50,008,341	100,383,212	162,572,028	8,526,042	115,590,168
Net assets at beginning of period	487,877,697	437,869,356	577,804,724	415,232,696	188,350,946	72,760,778
Net assets at end of period	$497,012,629	$487,877,697	$678,187,936	$577,804,724	$196,876,988	$188,350,946
Capital share transactions:
Proceeds from sales
Class 1	332,559	530,425	–	–	–	–
Class 2	6,723,644	20,409,568	3,896,625	5,065,468	58,941,198	139,146,640
Issued on reinvestment of distributions
Class 2	–	–	–	–	391,549	1,284,447
Payments for redemption of shares
Class 1	(293,488)	(107,768)	–	–	–	–
Class 2	(15,912,214)	(16,439,579)	(1,828,550)	(555,947)	(50,806,705)	(24,840,919)
Net change from capital transactions	(9,149,499)	4,392,646	2,068,075	4,509,521	8,526,042	115,590,168

See accompanying notes to financial statements.

	SFT Index 400 Mid-Cap Fund		SFT Index 500 Fund
	2020	2019	2020	2019
Operations:
Net investment income	$1,804,434	$2,271,732	$12,682,491	$14,404,923
Net realized gains (losses) on investments	9,896,826	19,744,824	57,681,701	90,285,793
Net change in unrealized appreciation or depreciation of investments	11,356,767	23,403,635	81,016,150	128,561,149
Net increase (decrease) in net assets resulting from operations	23,058,027	45,420,191	151,380,342	233,251,865
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–
Decrease in net assets from distributions	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	1,964,813	2,617,325	7,352,443	8,781,974
Class 2	4,604,250	5,969,796	12,379,911	21,035,749
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(332,878)	(344,997)	(1,431,736)	(576,895)
Class 2	(23,318,726)	(45,831,458)	(80,640,952)	(142,875,851)
Increase (decrease) in net assets from capital stock transactions	(17,082,541)	(37,589,334)	(62,340,334)	(113,635,023)
Total increase (decrease) in net assets	5,975,486	7,830,857	89,040,008	119,616,842
Net assets at beginning of period	198,195,877	190,365,020	914,403,786	794,786,944
Net assets at end of period	$204,171,363	$198,195,877	$1,003,443,794	$914,403,786
Capital share transactions:
Proceeds from sales
Class 1	404,539	510,620	543,123	734,837
Class 2	1,091,233	1,219,957	923,044	1,806,569
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(63,527)	(67,702)	(109,305)	(49,423)
Class 2	(4,722,525)	(9,253,499)	(6,307,407)	(12,265,757)
Net change from capital transactions	(3,290,280)	(7,590,624)	(4,950,545)	(9,773,774)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2020 and year ended December 31, 2019

	SFT International Bond Fund		SFT IvySM Growth Fund		SFT IvySM Small Cap Growth Fund
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income	$1,058,253	$4,373,883	$(874,827)	$(142,468)	$(1,423,523)	$(1,505,495)
Net realized gains (losses) on investments	(9,644,165)	2,735,266	63,715,946	72,857,334	24,114,747	11,870,330
Net change in unrealized appreciation or depreciation of investments	2,268,281	(5,356,463)	86,666,599	84,915,152	34,510,775	26,987,819
Net increase (decrease) in net assets resulting from operations	(6,317,631)	1,752,686	149,507,718	157,630,018	57,201,999	37,352,654
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–	–	–
Decrease in net assets from distributions	–	–	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	323,164	293,301	–	–	–	–
Class 2	6,978,780	3,454,630	1,136,939	802,099	1,129,856	5,859,469
Value of distributions reinvested
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	(101,613)	(158,050)	–	–	–	–
Class 2	(10,143,196)	(9,594,759)	(89,240,113)	(67,472,882)	(23,219,247)	(29,858,350)
Increase (decrease) in net assets from capital stock transactions	(2,942,865)	(6,004,878)	(88,103,174)	(66,670,783)	(22,089,391)	(23,998,881)
Total increase (decrease) in net assets	(9,260,496)	(4,252,192)	61,404,544	90,959,235	35,112,608	13,353,773
Net assets at beginning of period	100,415,129	104,667,321	544,842,694	453,883,459	176,721,176	163,367,403
Net assets at end of period	$91,154,633	$100,415,129	$606,247,238	$544,842,694	$211,833,784	$176,721,176
Capital share transactions:
Proceeds from sales
Class 1	130,501	111,392	–	–	–	–
Class 2	2,895,845	1,348,942	51,028	41,386	52,292	332,095
Issued on reinvestment of distributions
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	(40,555)	(60,030)	–	–	–	–
Class 2	(4,168,472)	(3,760,062)	(3,757,367)	(3,458,081)	(1,184,615)	(1,679,618)
Net change from capital transactions	(1,182,681)	(2,359,758)	(3,706,339)	(3,416,695)	(1,132,323)	(1,347,523)

See accompanying notes to financial statements.

	SFT Managed Volatility Equity Fund		SFT Real Estate Securities Fund
	2020	2019	2020	2019
Operations:
Net investment income	$4,962,934	$7,534,805	$1,768,741	$2,117,814
Net realized gains (losses) on investments	(20,999,825)	(5,380,256)	(1,575,537)	8,466,622
Net change in unrealized appreciation or depreciation of investments	(5,573,289)	50,433,581	(4,155,015)	17,952,628
Net increase (decrease) in net assets resulting from operations	(21,610,180)	52,588,130	(3,961,811)	28,537,064
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–
Decrease in net assets from distributions	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	–	–	955,799	1,057,638
Class 2	10,751,053	47,244,395	5,095,931	1,584,153
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(234,691)	(372,857)
Class 2	(24,036,565)	(7,839,141)	(10,142,004)	(16,787,194)
Increase (decrease) in net assets from capital stock transactions	(13,285,512)	39,405,254	(4,324,965)	(14,518,260)
Total increase (decrease) in net assets	(34,895,692)	91,993,384	(8,286,776)	14,018,804
Net assets at beginning of period	390,477,986	298,484,602	134,208,061	120,189,257
Net assets at end of period	$355,582,294	$390,477,986	$125,921,285	$134,208,061
Capital share transactions:
Proceeds from sales
Class 1	–	–	183,812	195,847
Class 2	852,322	3,734,839	1,052,070	304,892
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(47,116)	(70,129)
Class 2	(1,947,315)	(613,619)	(2,034,097)	(3,250,483)
Net change from capital transactions	(1,094,993)	3,121,220	(845,331)	(2,819,873)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2020 and year ended December 31, 2019

	SFT T. Rowe Price Value Fund		SFT Wellington Core Equity Fund
	2020	2019	2020	2019
Operations:
Net investment income	$1,831,234	$2,527,269	$434,520	$551,953
Net realized gains (losses) on investments	(1,273,706)	10,493,939	4,836,299	5,212,510
Net change in unrealized appreciation or depreciation of investments	19,023,820	31,861,701	14,746,053	27,656,503
Net increase (decrease) in net assets resulting from operations	19,581,348	44,882,909	20,016,872	33,420,966
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–
Decrease in net assets from distributions	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	–	–	436,384	388,020
Class 2	5,813,976	890,940	606,908	826,629
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(235,014)	(184,716)
Class 2	(20,223,461)	(26,185,195)	(15,410,363)	(13,095,888)
Increase (decrease) in net assets from capital stock transactions	(14,409,485)	(25,294,255)	(14,602,085)	(12,065,955)
Total increase (decrease) in net assets	5,171,863	19,588,654	5,414,787	21,355,011
Net assets at beginning of period	201,177,748	181,589,094	124,881,272	103,526,261
Net assets at end of period	$206,349,611	$201,177,748	$130,296,059	$124,881,272
Capital share transactions:
Proceeds from sales
Class 1	–	–	23,395	23,139
Class 2	469,196	63,184	37,494	49,861
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(12,208)	(10,670)
Class 2	(1,335,815)	(1,793,344)	(824,599)	(791,884)
Net change from capital transactions	(866,619)	(1,730,160)	(775,918)	(729,554)
See accompanying notes to financial statements.

Securian Funds Trust
Financial Highlights

SFT Core Bond Fund

	Class 1 Shares
	Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$2.571	$2.355	$2.368	$2.257	$2.157
Income from investment operations:
Net investment income (a)	.067	.078	.077	.069	.066
Net realized and unrealized gain(loss) on investments	.117	.138	(.090)	.042	.034
Total from investment operations	.184	.216	(.013)	.111	.100
Net asset value, end of period	$2.755	$2.571	$2.355	$2.368	$2.257
Total return (b)	7.15%	9.18%	(0.59)%	4.95%	4.63%
Net assets, end of period (in thousands)	$5,530	$5,060	$3,640	$2,608	$2,113
Ratios to average net assets:
Expenses (c)	.48%	.49%	.50%	.49%	.49%
Net investment income	2.52%	3.11%	3.29%	2.96%	2.97%
Portfolio turnover rate (excluding short-term securities)	93.02%	130.4%	151.1%	159.8%	249.6%
	Class 2 Shares
	Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$2.501	$2.297	$2.316	$2.212	$2.120
Income from investment operations:
Net investment income (a)	.059	.070	.069	.062	.059
Net realized and unrealized gain(loss) on investments	.113	.134	(.088)	.042	.033
Total from investment operations	.172	.204	(.019)	.104	.092
Net asset value, end of period	$2.673	$2.501	$2.297	$2.316	$2.212
Total return (b)	6.88%	8.90%	(0.84)%	4.69%	4.37%
Net assets, end of period (in thousands)	$491,483	$482,818	$434,229	$382,697	$368,156
Ratios to average net assets:
Expenses (c)	.73%	.74%	.75%	.74%	.74%
Net investment income	2.28%	2.87%	3.04%	2.71%	2.68%
Portfolio turnover rate (excluding short-term securities)	93.02%	130.4%	151.1%	159.8%	249.6%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Dynamic Managed Volatility Fund

	Class 2 Shares
	Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$16.892	$13.983	$14.401	$12.210	$11.226
Income from investment operations:
Net investment income (a)	.082	.185	.162	.116	.091
Net realized and unrealized gain(loss) on investments	1.723	2.724	(.580)	2.075	.893
Total from investment operations	1.805	2.909	(.418)	2.191	.984
Net asset value, end of period	$18.697	$16.892	$13.983	$14.401	$12.210
Total return (b)	10.67%	20.81%	(2.90)%	17.94%	8.77%
Net assets, end of period (in thousands)	$678,188	$577,805	$415,233	$373,124	$281,000
Ratios to average net assets:
Expenses before waiver (c)	.86%	.90%	.98%	.98%	1.00%
Expenses net of waiver (c)(d)	.80%	.80%	.80%	.80%	.80%
Net investment income	.48%	1.18%	1.12%	.87%	.79%
Portfolio turnover rate (excluding short-term securities)	–%	1.2%	2.2%	1.7%	1.4%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Government Money Market Fund

	Class 2 Shares
	Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income (a)	.002	.015	.012	.001	–
Net realized and unrealized gain on investments	–	–	–	–	–
Total from investment operations	.002	.015	.012	.001	–
Less distributions:
Distributions from net investment income	(.002)	(.015)	(.012)	(.001)	–
Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000
Total return (b)	0.21%	1.50%	1.18%	0.13%	–%
Net assets, end of period (in thousands)	$196,877	$188,351	$72,761	$66,980	$77,795
Ratios to average net assets:
Expenses before waiver	.68%	.83%	.90%	.92%	.91%
Expenses net of waiver (c)(d)	.29%	.70%	.70%	.78%	.36%
Net investment income	.20%	1.35%	1.18%	.13%	–%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Index 400 Mid-Cap Fund

	Class 1 Shares
	Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$5.527	$4.392	$4.955	$4.275	$3.553
Income from investment operations:
Net investment income (a)	.065	.067	.065	.055	.045
Net realized and unrealized gain(loss) on investments	.672	1.068	(.628)	.625	.677
Total from investment operations	.737	1.135	(.563)	.680	.722
Net asset value, end of period	$6.264	$5.527	$4.392	$4.955	$4.275
Total return (b)	13.34%	25.82%	(11.36)%	15.90%	20.34%
Net assets, end of period (in thousands)	$15,838	$12,088	$7,662	$6,378	$4,290
Ratios to average net assets:
Expenses (c)	.31%	.29%	.27%	.26%	.26%
Net investment income	1.27%	1.31%	1.29%	1.21%	1.24%
Portfolio turnover rate (excluding short-term securities)	14.4%	15.1%	14.6%	16.6%	18.5%
	Class 2 Shares
	Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$5.377	$4.284	$4.845	$4.191	$3.491
Income from investment operations:
Net investment income (a)	.050	.054	.050	.042	.039
Net realized and unrealized gain(loss) on investments	.652	1.039	(.611)	.612	.661
Total from investment operations	.702	1.093	(.561)	.654	.700
Net asset value, end of period	$6.079	$5.377	$4.284	$4.845	$4.191
Total return (b)	13.06%	25.51%	(11.58)%	15.61%	20.04%
Net assets, end of period (in thousands)	$188,333	$186,108	$182,703	$220,335	$214,408
Ratios to average net assets:
Expenses (c)	.56%	.54%	.52%	.51%	.51%
Net investment income	1.02%	1.09%	1.03%	.95%	1.06%
Portfolio turnover rate (excluding short-term securities)	14.4%	15.1%	14.6%	16.6%	18.5%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Index 500 Fund

	Class 1 Shares
	Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.309	$10.144	$10.629	$8.745	$7.829
Income from investment operations:
Net investment income (a)	.217	.215	.192	.175	.160
Net realized and unrealized gain(loss) on investments	2.206	2.950	(.677)	1.709	.756
Total from investment operations	2.423	3.165	(.485)	1.884	.916
Net asset value, end of period	$15.732	$13.309	$10.144	$10.629	$8.745
Total return (b)	18.20%	31.20%	(4.56)%	21.54%	11.72%
Net assets, end of period (in thousands)	$272,088	$224,410	$164,095	$167,661	$133,014
Ratios to average net assets:
Expenses (c)	.20%	.20%	.20%	.20%	.20%
Net investment income	1.62%	1.81%	1.74%	1.82%	1.97%
Portfolio turnover rate (excluding short-term securities)	3.3%	2.6%	2.4%	2.7%	3.5%
	Class 2 Shares
	Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.949	$9.894	$10.393	$8.573	$7.693
Income from investment operations:
Net investment income (a)	0.179	.181	.160	.148	.136
Net realized and unrealized gain(loss) on investments	2.140	2.874	(.659)	1.672	.744
Total from investment operations	2.319	3.055	(.499)	1.820	.880
Net asset value, end of period	$15.268	$12.949	$9.894	$10.393	$8.573
Total return (b)	17.91%	30.88%	(4.80)%	21.23%	11.44%
Net assets, end of period (in thousands)	$731,356	$689,994	$630,692	$708,275	$609,796
Ratios to average net assets:
Expenses (c)	.45%	.45%	.45%	.45%	.45%
Net investment income	1.38%	1.56%	1.49%	1.57%	1.72%
Portfolio turnover rate (excluding short-term securities)	3.3%	2.6%	2.4%	2.7%	3.5%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT International Bond Fund

	Class 1 Shares
	Year ended December 31,
	2020		2019	2018	2017	2016
Net asset value, beginning of period	$2.620		$2.570	$2.533	$2.499	$2.418
Income from investment operations:
Net investment income (a)	.035		.116	.091	.102	.064
Net realized and unrealized gain(loss) on investments	(.197)		(.066)	(.054)	(.068)	.017
Total from investment operations	(.162)		.050	.037	.034	.081
Net asset value, end of period	$2.458		$2.620	$2.570	$2.533	$2.499
Total return (b)	(6.18	)%(c)	1.93%	1.46%	1.38%	3.35%
Net assets, end of period (in thousands)	$1,531		$1,396	$1,237	$1,134	$1,097
Ratios to average net assets:
Expenses (d)	.98%		1.01%	.95%	.98%	1.00%
Net investment income	1.40%		4.43%	3.57%	3.97%	2.67%
Portfolio turnover rate (excluding short-term securities)	62.1%		23.4%	20.4%	58.7%	54.0%
	Class 2 Shares
	Year ended December 31,
	2020		2019	2018	2017	2016
Net asset value, beginning of period	$2.549		$2.507	$2.477	$2.450	$2.376
Income from investment operations:
Net investment income (a)	.028		.108	.082	.093	.057
Net realized and unrealized gain(loss) on investments	(.192)		(.066)	(.052)	(.066)	.017
Total from investment operations	(.164)		.042	.030	.027	.074
Net asset value, end of period	$2.385		$2.549	$2.507	$2.477	$2.450
Total return (b)	(6.43	)%(c)	1.68%	1.21%	1.12%	3.09%
Net assets, end of period (in thousands)	$89,624		$99,019	$103,430	$106,869	$109,908
Ratios to average net assets:
Expenses (d)	1.23%		1.26%	1.20%	1.23%	1.24%
Net investment income	1.15%		4.20%	3.32%	3.72%	2.42%
Portfolio turnover rate (excluding short-term securities)	62.1%		23.4%	20.4%	58.7%	54.0%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  The return includes adjustments in accordance with generally accepted accounting principles required at period end date.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT IvySM Growth Fund

	Class 2 Shares
	Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$21.848	$16.007	$15.662	$12.120	$12.012
Income from investment operations:
Net investment income (loss) (a)	(.038)	(.005)	.008	.022	.034
Net realized and unrealized gain on investments	6.744	5.846	.337	3.520	.074
Total from investment operations	6.706	5.841	.345	3.542	.108
Net asset value, end of period	$28.554	$21.848	$16.007	$15.662	$12.120
Total return (b)	30.69%	36.49%	2.21%	29.22%	0.91%
Net assets, end of period (in thousands)	$606,247	$544,843	$453,883	$504,437	$438,985
Ratios to average net assets:
Expenses (c)	.97%	.98%	.97%	.97%	.98%
Net investment income (loss)	(.16)%	(.03)%	.04%	.16%	.29%
Portfolio turnover rate (excluding short-term securities)	28.9%	29.9%	42.3%	40.5%	52.5%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT IvySM Small Cap Growth Fund

	Class 2 Shares
	Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$18.772	$15.181	$15.802	$12.611	$10.414
Income from investment operations:
Net investment loss (a)	(.161)	(.146)	(.102)	(.111)	(.076)
Net realized and unrealized gain(loss) on investments	6.968	3.737	(.519)	3.302	2.273
Total from investment operations	6.807	3.591	(.621)	3.191	2.197
Net asset value, end of period	$25.579	$18.772	$15.181	$15.802	$12.611
Total return (b)	36.26%	23.66%	(3.93)%	25.30%	21.10%
Net assets, end of period (in thousands)	$211,834	$176,721	$163,367	$184,233	$163,294
Ratios to average net assets:
Expenses (c)	1.24%	1.23%	1.21%	1.22%	1.24%
Net investment loss	(.83)%	(.81)%	(.59)%	(.78)%	(.68)%
Portfolio turnover rate (excluding short-term securities)	53.6%	43.3%	53.1%	54.4%	99.2%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Managed Volatility Equity Fund

	Class 2 Shares
	Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.527	$11.594	$12.195	$10.483	$10.064
Income from investment operations:
Net investment income (a)	.173	.275	.220	.169	.253
Net realized and unrealized gain(loss) on investments	(.896)	1.658	(.821)	1.543	.166
Total from investment operations	(.723)	1.933	(.601)	1.712	.419
Net asset value, end of period	$12.804	$13.527	$11.594	$12.195	$10.483
Total return (b)	(5.35)%	16.67%	(4.93)%	16.33%	4.16%
Net assets, end of period (in thousands)	$355,582	$390,478	$298,485	$261,481	$200,138
Ratios to average net assets:
Expenses before waiver (c)	.88%	.90%	.97%	.99%	1.09%
Expenses net of waiver (d)	.80%	.80%	.80%	.80%	.80%
Net investment income	1.38%	2.17%	1.82%	1.48%	2.43%
Portfolio turnover rate (excluding short-term securities)	20.1%	–%	–%	9.2%	8.5%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Real Estate Securities Fund

	Class 1 Shares
	Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$5.661	$4.534	$4.781	$4.526	$4.324
Income from investment operations:
Net investment income (a)	.087	.096	.085	.081	.074
Net realized and unrealized gain(loss) on investments	(.233)	1.031	(.332)	.174	.128
Total from investment operations	(.146)	1.127	(.247)	.255	.202
Net asset value, end of period	$5.515	$5.661	$4.534	$4.781	$4.526
Total return (b)	(2.59)%	24.87%	(5.16)%	5.63%	4.66%
Net assets, end of period (in thousands)	$6,461	$5,858	$4,122	$3,583	$3,085
Ratios to average net assets:
Expenses (c)	.91%	.88%	.87%	.85%	.82%
Net investment income	1.69%	1.79%	1.83%	1.75%	1.68%
Portfolio turnover rate (excluding short-term securities)	74.9%	55.5%	70.0%	75.4%	78.0%
	Class 2 Shares
	Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$5.508	$4.422	$4.674	$4.436	$4.249
Income from investment operations:
Net investment income (a)	.073	.082	.072	.070	.063
Net realized and unrealized gain(loss) on investments	(.229)	1.004	(.324)	.168	.124
Total from investment operations	(.156)	1.086	(.252)	.238	.187
Net asset value, end of period	$5.352	$5.508	$4.422	$4.674	$4.436
Total return (b)	(2.83)%	24.56%	(5.40)%	5.37%	4.40%
Net assets, end of period (in thousands)	$119,460	$128,350	$116,067	$132,372	$143,139
Ratios to average net assets:
Expenses (c)	1.16%	1.13%	1.12%	1.10%	1.08%
Net investment income	1.46%	1.59%	1.60%	1.55%	1.43%
Portfolio turnover rate (excluding short-term securities)	74.9%	55.5%	70.0%	75.4%	78.0%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT T. Rowe Price Value Fund

	Class 2 Shares
	Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.818	$12.568	$13.933	$11.747	$10.617
Income from investment operations:
Net investment income (a)	.147	.186	.174	.153	.173
Net realized and unrealized gain(loss) on investments	1.446	3.064	(1.539)	2.033	.957
Total from investment operations	1.593	3.250	(1.365)	2.186	1.130
Net asset value, end of period	$17.411	$15.818	$12.568	$13.933	$11.747
Total return (b)	10.06%	25.86%	(9.80)%	18.61%	10.65%
Net assets, end of period (in thousands)	$206,350	$201,178	$181,589	$226,215	$208,513
Ratios to average net assets:
Expenses (c)	1.06%	1.06%	1.04%	1.03%	1.03%
Net investment income	1.01%	1.28%	1.26%	1.20%	1.59%
Portfolio turnover rate (excluding short-term securities)	113.2%	131.1%	140.0%	90.4%	102.9%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Wellington Core Equity Fund

	Class 1 Shares
	Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$18.861	$14.069	$14.369	$11.834	$11.261
Income from investment operations:
Net investment income (a)	.116	.120	.099	.084	.089
Net realized and unrealized gain(loss) on investments	3.327	4.672	(.399)	2.451	.484
Total from investment operations	3.443	4.792	(.300)	2.535	.573
Net asset value, end of period	$22.304	$18.861	$14.069	$14.369	$11.834
Total return (b)	18.25%	34.06%	(2.09)%	21.42%	5.09%
Net assets, end of period (in thousands)	$1,729	$1,251	$757	$706	$696
Ratios to average net assets:
Expenses (c)	.86%	.86%	.84%	.85%	.80%
Net investment income	.61%	.71%	.66%	.64%	.80%
Portfolio turnover rate (excluding short-term securities)	23.0%	14.9%	21.6%	138.0%	88.8%
	Class 2 Shares
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$18.596	$13.906	$14.238	$11.755	$11.214
Income from investment operations:
Net investment income (a)	.068	.077	.060	.051	.060
Net realized and unrealized gain(loss) on investments	3.272	4.613	(.392)	2.432	.481
Total from investment operations	3.340	4.690	(.332)	2.483	.541
Net asset value, end of period	$21.936	$18.596	$13.906	$14.238	$11.755
Total return (b)	17.96%	33.73%	(2.33)%	21.12%	4.83%
Net assets, end of period (in thousands)	$128,567	$123,630	$102,769	$120,185	$113,799
Ratios to average net assets:
Expenses (c)	1.11%	1.11%	1.09%	1.10%	1.05%
Net investment income	.37%	.47%	.40%	.40%	.54%
Portfolio turnover rate (excluding short-term securities)	23.0%	14.9%	21.6%	138.0%	88.8%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Notes to Financial Statements

December 31, 2020

(1)   Organization

Securian Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a no-load, diversified open-end management investment company, except that SFT International Bond Fund operates as a non-diversified, open-end management investment company. The Trust is a series trust that includes the Funds and share classes listed below:

Fund Name	Share Class 1	Share Class 2
SFT Core Bond Fund	✓	✓
SFT Dynamic Managed Volatility Fund	NA	✓
SFT Government Money Market Fund	NA	✓
SFT Index 400 Mid-Cap Fund	✓	✓
SFT Index 500 Fund	✓	✓
SFT International Bond Fund	✓	✓
SFT IvySM Growth Fund	NA	✓
SFT IvySM Small Cap Growth Fund	NA	✓
SFT Managed Volatility Equity Fund	NA	✓
SFT Real Estate Securities Fund	✓	✓
SFT T. Rowe Price Value Fund	NA	✓
SFT Wellington Core Equity Fund	✓	✓

Securian Asset Management, Inc. ("Securian AM"), a wholly-owned subsidiary of Securian Financial Group, Inc. ("Securian Financial Group"), serves as the investment adviser to each of the Funds in the Trust pursuant to an investment advisory agreement between Securian AM and the Trust. The Trust's prospectus provides a detailed description of each Fund's investment objective, policies and strategies.

Class 2 shares are subject to a 12b-1 distribution fee. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that Class 1 shares are not subject to a 12b-1 distribution fee. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Trust are not offered directly to the public, but sold only to Minnesota Life Insurance Company ("Minnesota Life") and Securian Life Insurance Company ("Securian Life") in connection with Minnesota Life and Securian Life variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance affiliates of Minnesota Life and Securian Life, and may also be offered to certain qualified plans.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, "Financial Services—Investment Companies." The significant accounting policies followed consistently by the Trust are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(2)   Summary of Significant Accounting Policies

Investments in Securities

Each Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Securian AM Valuation Committee ("the Valuation Committee") under the supervision of the Trust's Board of Trustees (the "Board") and in accordance with Board-approved valuation policies and procedures. The Board has delegated the daily oversight of the securities valuation function to the Valuation Committee whose members ensure the valuations comply with the valuation policies and affirms the reasonableness of the fair valuation determinations. The fair valued securities are reviewed by the Board at their quarterly meetings.

A Fund's investments will also be valued at fair value by the Valuation Committee if Securian AM determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Fund's net asset value is calculated. If a significant event impacting the value of a security or group of securities occurs, the Valuation Committee is immediately notified and the members meet promptly to determine whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, to approve the pricing methodology to be used.

Short-term securities, with the exception of those held in the SFT Government Money Market Fund, are valued at market value. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the SFT Government Money Market Fund are valued at amortized cost, which approximates market value, in order to attempt to maintain a constant net asset value of $1.00 per share. However, there is no assurance the SFT Government Money Market Fund will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the first in, first out basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on an effective yield basis, is accrued daily.

Foreign Currency Translations and Forward Foreign Currency Contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

The Funds do not separately report changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities.

SFT International Bond Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

a future date. SFT International Bond Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by SFT International Bond Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. SFT International Bond Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Futures Transactions

To gain exposure to, or for protection from market changes, the Funds (excluding the SFT Government Money Market Fund) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds may also buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value as determined by each relevant clearing agency and is aggregated at a Futures Commission Merchant ("FCM") which is registered with the Commodity Futures Trading Commission or the applicable regulator. Subsequent payments (variation margin) are made or received by a Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Fund recognizes a realized gain or loss when the contract is closed or expired. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to a Fund's assets in the segregated account. For a listing of open futures contracts see the Investments in Securities for each Fund.

Interest Rate Swaps

The SFT International Bond Fund may enter into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange interest rate cash flows during the life of the agreement. Each party's payment obligation is computed based on different interest rates, applied to a notional amount. Interest rate swaps often exchange payments based on a fixed rate for payments linked to a floating rate.

These agreements are executed on a registered exchange ("centrally cleared interest rate swaps"), significantly reducing risk from counterparty default. Upon entering into an interest rate swap contract, a Fund is required to pledge an initial margin, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized appreciation and depreciation until the payments are made.

Options Transactions

Each Fund (excluding the SFT Government Money Market Fund) may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. An option is a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised.

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government agencies securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Fund may incur a loss upon disposition of the securities. Repurchase agreements are carried at amortized cost. At December 31, 2020, no Funds were invested in repurchase agreements.

Federal Taxes

Each Fund, other than SFT Dynamic Managed Volatility Fund, SFT International Bond Fund, SFT Managed Volatility Equity Fund, and SFT T. Rowe Price Value Fund, qualifies for federal income tax purposes as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"). A Fund is treated, for federal income tax purposes, as a partnership if it has more than one shareholder. A Fund's election to be treated as a partnership is not expected to result in any material adverse federal income tax consequences to any owner of a variable annuity contract or variable life insurance policy, or in the tax treatment of any such contract or policy. As a partnership, a Fund is not subject to income tax, and any income, gains, deductions or losses of the Fund will instead pass through and be taken into account for federal income tax purposes by its partners, which will be Minnesota Life and Securian Life through their respective separate accounts. SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund and SFT T. Rowe Price Value Fund are treated as disregarded entities for federal income tax purposes. While the Trust anticipates that each Fund other than SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund, and SFT T. Rowe Price Value Fund will always have two shareholders, Minnesota Life and Securian Life, a wholly owned subsidiary of Minnesota Life, such ownership could change and accordingly a Fund may at some time have only one shareholder and would be treated as a disregarded entity for federal income tax purposes. A disregarded entity is disregarded for federal income tax purposes as an entity separate from its owner, and the owner is treated as directly owning the assets of the disregarded entity and takes into account for federal income tax purposes the income, gains, deductions and losses relating to those assets.

SFT International Bond Fund qualifies as a regulated investment company for federal income tax purposes. The Fund's policy is to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all (or a sufficient amount) of its taxable income and net capital gain to its shareholders. Therefore, no income tax provision is required.

The FASB ASC Topic 740, "Income Taxes" (ASC 740), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Funds have evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Funds' financial

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

statements as of the year ended December 31, 2020. The Funds' federal and state income returns for which the applicable statutes of limitations have not expired (2017, 2018, 2019 and 2020) remain subject to examination by the Internal Revenue Service and states department of revenue.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences.

Distributions to Shareholders

Distributions to shareholders from net investment income and realized gains (if any) for the SFT Government Money Market Fund are declared daily and reinvested at month-end in additional shares of capital stock.

Distributions to shareholders from net investment income and realized gains (if any) for the SFT International Bond Fund are generally declared and reinvested in additional shares of capital stock on an annual basis. There were no cash distributions paid to shareholders for the years ended December 31, 2020 and December 31, 2019, as any tax distribution liability for those years are intended to be passed on to shareholders through consent dividends. Consent dividends paid for 2019 were $5,562,914. Consent dividends to be paid for 2020 upon tax return finalization are estimated to be $0.

The Funds that are partnerships and disregarded entities (those funds other than SFT Government Money Market Fund and SFT International Bond Fund) are not required to and will not distribute taxable income.

The federal income tax character of distributions paid to shareholders during the fiscal year ended December 31, 2020 and December 31, 2019 was as follows:

	December 31, 2020		December 31, 2019
Fund	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
SFT International Bond Fund	$—	$—	$—	$—

At December 31, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities and primarily relate to net operating losses and 2019 consent dividends paid:

Fund	Paid-In Capital	Total Distributable Earnings (Loss)
SFT International Bond Fund	$1,404,648	$(1,404,648)

Distributable Earnings

As of December 31, 2020, the components of distributable earnings on a federal income tax basis were:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post October Capital/ Late Year Ordinary Loss	Capital Loss Carryforward
SFT International Bond Fund	$—	$—	$(4,900,487)	$—	$(6,018,060)

For the year ending December 31, 2020, the SFT International Bond Fund had a foreign tax credit of $121,348 and foreign sourced income of $1,754,994.

Securities Purchased on a When-Issued or Forward Commitment Basis

Delivery and payment for securities which have been purchased or sold by a Fund on a when-issued or forward commitment basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2020, the Funds' did not hold when issued or forward commitments.

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

Cross-Trades

The Funds are permitted to purchase and sell securities ("cross-trade") from and to other Funds within the Trust as well as outside of the Trust, where both accounts are managed by the same sub-adviser pursuant to "Cross-Trading" procedures adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by a respective Fund from and to another Fund that is or could be considered an affiliate of the Funds under certain limited circumstances by virtue of having a common investment adviser, common officer, or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. Pursuant to these procedures, for the year ended December 31, 2020, the Funds engaged in the following cross-trades, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
SFT T. Rowe Price Value Fund	$304,541	$121,254	$(116,304)
SFT Wellington Core Equity Fund	–	319,450	153,885

(3)   Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2020 were as follows:

	Non-U.S. Government		U.S. Government*
Fund	Purchases	Sales	Purchases	Sales
SFT Core Bond Fund	$172,658,522	$139,334,926	$273,385,961	$312,183,748
SFT Dynamic Managed Volatility Fund	–	6,765,198	–	428,108
SFT Index 400 Mid-Cap Fund	24,102,639	35,479,258	–	–
SFT Index 500 Fund	28,593,157	77,141,225	–	–
SFT International Bond Fund	9,429,580	15,440,551	32,593,782	43,058,088
SFT IvySM Growth Fund	157,591,262	244,257,930	–	–
SFT IvySM Small Cap Growth Fund	89,788,178	113,533,468	–	–
SFT Managed Volatility Equity Fund	64,991,449	95,737,441	–	–
SFT Real Estate Securities Fund	88,382,974	92,039,716	–	–
SFT T. Rowe Price Value Fund	205,229,071	217,652,559	–	–
SFT Wellington Core Equity Fund	26,772,445	40,689,057	–	–

*  Includes U.S. government-sponsored enterprise securities.

(4)   Expenses and Related Party Transactions

The Funds have an investment advisory agreement with Securian AM, a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Securian AM manages the Funds' investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Each Fund of the Trust pays Securian AM an annual fee, based on average daily net assets, in the following amounts:

Fund	Annual Fee on Net Assets
SFT Core Bond Fund	0.40% of net assets to $1 billion; and 0.35% of net assets exceeding $1 billion
SFT Dynamic Managed Volatility Fund	0.55% of all assets
SFT Government Money Market Fund	0.30% of net assets to $1 billion; and 0.25% of net assets exceeding $1 billion
SFT Index 400 Mid-Cap Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT Index 500 Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT International Bond Fund	0.60% of net assets to $1 billion; and 0.55% of net assets exceeding $1 billion

Securian Funds Trust
Notes to Financial Statements – continued

(4)   Expenses and Related Party Transactions – (continued)

Fund	Annual Fee on Net Assets
SFT IvySM Growth Fund	0.67% of net assets to $500 million; and 0.625% of next $300 million of net assets; and 0.60% of next $200 million of net assets; and 0.50% of net assets exceeding $1 billion
SFT IvySM Small Cap Growth Fund	0.85% of net assets to $1 billion; and 0.80% of next $2 billion of net assets; and 0.76% of net assets exceeding $3 billion
SFT Managed Volatility Equity Fund	0.55% of all assets
SFT Real Estate Securities Fund	0.70% of net assets to $1 billion; and 0.65% of net assets exceeding $1 billion
SFT T. Rowe Price Value Fund	0.67% of net assets to $1 billion; and 0.65% of next $1.5 billion of net assets; and 0.60% of net assets exceeding $2.5 billion
SFT Wellington Core Equity Fund	0.65% of all assets

Securian AM has a sub-advisory agreement with Franklin Advisers, Inc. ("Franklin"), a registered investment adviser for the SFT International Bond Fund, under which Securian AM pays Franklin an annual fee of 0.37% based on average daily net assets.

Securian AM has a sub-advisory agreement with Ivy Investment Management Company ("IICO"), a registered investment adviser for the SFT IvySM Growth Fund and the SFT IvySM Small Cap Growth Fund, under which Securian AM pays IICO an annual fee ranging from 0.33% to 0.55% and 0.40% to 0.82% respectively, based on average daily net assets.

Securian AM has a sub-advisory agreement with T. Rowe Price Associates, Inc. ("T. Rowe Price"), a registered investment adviser for the SFT T. Rowe Price Value Fund, under which Securian AM pays T. Rowe Price an annual fee ranging from 0.25% to 0.48% based on average daily net assets.

Securian AM has a sub-advisory agreement with Wellington Management Company LLP ("Wellington Management"), a registered investment adviser for the SFT Wellington Core Equity Fund, under which Securian AM pays Wellington Management an annual fee ranging from 0.28% to 0.31% based on average daily net assets.

The Trust bears certain other operating expenses including independent trustees' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, compensation paid to the Trust's Chief Compliance Officer, and other miscellaneous expenses. Each Fund will pay all expenses directly related to its individual operations.

Operating expenses not attributable to a specific Fund are generally allocated based upon the proportionate daily net assets of each Fund.

Administrative Services Fee

The Trust has an agreement with Securian Financial Group under which Securian Financial Group provides accounting, legal, security valuations and other administrative services. Each Fund reimburses Securian Financial Group quarterly for the actual costs incurred in performing such services, as determined in accordance with Securian Financial Group's customary cost accounting procedures consistently applied. Total quarterly administrative fees by Fund range from $6,800 to $24,000.

Accounting Services

The Trust has an agreement with State Street Bank and Trust Company ("State Street") in which State Street provides daily fund accounting and investment administration services. In 2020, these fees ranged from 0.01% to 0.05% of net assets depending on the size and makeup of the respective Fund. The fees are based upon a calculation of multiple factors including base fees, size of assets, and certain other fees.

Securian Funds Trust
Notes to Financial Statements – continued

(4)   Expenses and Related Party Transactions – (continued)

Distribution Fees

The Trust has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares ("Covered Funds"). Each Covered Fund pays distribution fees at the annual rate of 0.25% of the average daily net assets of the Covered Fund. These fees are paid out of the Covered Fund's assets, which reduces a Covered Fund's net assets as do other Covered Fund expenses. The fees are paid to Securian Financial Services, Inc. ("Securian Financial"), the Trust's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Fund's shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the distribution plan.

Net Investment Income Maintenance Agreement for the SFT Government Money Market Fund

Effective May 1, 2012, the Board approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust (on behalf of SFT Government Money Market Fund), Securian AM and Securian Financial. Under such Agreement, Securian AM agrees to waive, reimburse or pay SFT Government Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%.

As of December 31, 2020, the amounts waived and eligible for recovery are as follows:

	Agreement	Advisory Fees Waived for the Year Ended	12b-1 Fees Waived for the Year Ended	Excess Expense Waived for the Year Ended	Recoverable through December 31,
Fund	Date	December 31, 2020*	December 31, 2020*	December 31, 2020*	2021	2022
SFT Government Money Market Fund	May 1, 2012	$401,519	$344,062	$30,420	$776,001	$766,001

*  This amount is reflected in fees waived in the accompanying Statements of Operations.

If Securian AM and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following April 30, 2021, provided such continuance is specifically approved by a majority of the Trust's independent Trustees.

SFT Dynamic Managed Volatility Fund, SFT Government Money Market Fund, and SFT Managed Volatility Fund Expense Waivers

Securian AM and the Trust, on behalf of the SFT Dynamic Managed Volatility Fund, SFT Government Money Market Fund, and SFT Managed Volatility Equity Fund, have entered into Expense Limitation Agreements which limit the operating expenses of these Funds, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), through April 30, 2021.

Securian Funds Trust
Notes to Financial Statements – continued

(4)   Expenses and Related Party Transactions – (continued)

The Agreements renew annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days' notice prior to the end of a contract term. The Funds are authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause any Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Funds' shareholder reports and in Other Expenses under Fees and Expenses of the Fund in the prospectus.

As of December 31, 2020, the amounts waived and eligible for recovery are as follows:

	Agreement	Expense	Advisory Fees Waived for the Year Ended	Recoverable through December 31,
Fund	Date	Limit	December 31, 2020*	2021	2022
SFT Dynamic Managed Volatility Fund	May 1, 2013	0.80%	$373,980	$845,201	$373,980
SFT Government Money Market Fund	November 1, 2017	0.70%	–	128,729	–
SFT Managed Volatility Equity Fund	November 18, 2015	0.80%	274,362	618,612	274,362

*  This amount is reflected in fees waived in the accompanying Statements of Operations.

(5)   Illiquid Investments

Non-Money Market Funds – Pursuant to Rule 22e-4 under the Investment Company Act of 1940, no Fund may acquire an "illiquid investment" if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. Rule 22e-4 generally defines an illiquid investment as any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. At December 31, 2020, the Funds' did not hold illiquid securities.

Government Money Market Funds – Money market funds are governed by Rule 2a-7 under the Investment Company Act of 1940. By definition, a government money market fund is a fund that invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully. Consequently, the SFT Government Money Market Fund currently limits investments in "illiquid securities" to 0.5% of net assets at the time of purchase. Rule 2a-7 defines an illiquid security as a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. At December 31, 2020, the Fund did not hold illiquid securities.

(6)   Fair Value Measurement

The Trust has established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs when determining fair value. The hierarchy also establishes a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs include information market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the Trust's estimates about the assumptions market participants would use in valuing the financial asset and liability based on the best information available in the circumstances. Level 1 includes unadjusted quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed). Level 3 includes

Securian Funds Trust
Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

unobservable inputs, which may include the advisor's own assumptions in determining the fair value of an investment or are based on independent non-binding broker quotes. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swaps, and written options.

The following is a summary of the levels used for the year ended December 31, 2020, in valuing the Fund's assets and liabilities (please see the Investments in Securities for each Fund for a listing of all securities within each category):

	Fair Value Measurement at December 31, 2020 using
Fund	Level 1	Level 2	Level 3	Total
SFT Core Bond Fund
Assets
Government Obligations	$–	$116,913,430	$–	$116,913,430
Asset-Backed Securities	–	73,940,275	–	73,940,275
Other Mortgage-Backed Securities	–	54,024,415	–	54,024,415
Corporate Obligations	–	248,526,102	–	248,526,102
Investment Companies	1,570,800	–	–	1,570,800
Total Investments	1,570,800	493,404,222	–	494,975,022
Other Financial Instruments*
Futures Contracts	397,363	–	–	397,363
Liabilities
Other Financial Instruments*
Futures Contracts	(561,741)	–	–	(561,741)
SFT Dynamic Managed Volatility Fund
Assets
Government Obligations	–	16,472,840	–	16,472,840
Other Mortgage-Backed Securities	–	1,736,682	–	1,736,682
Corporate Obligations	–	170,156,317	–	170,156,317
Purchased Options	338,818	–	–	338,818
Investment Companies	472,494,549	–	–	472,494,549
Total Investments	472,833,367	188,365,839	–	661,199,206
Other Financial Instruments*
Futures Contracts	1,797,365	–	–	1,797,365
Liabilities
Other Financial Instruments*
Written Options	(9,805)	–	–	(9,805)
SFT Government Money Market Fund
Assets
U.S. Government Obligations	–	180,883,987	–	180,883,987
Investment Companies	16,559,064	–	–	16,559,064
Total Investments	16,559,064	180,883,987	–	197,443,051
SFT Index 400 Mid-Cap Fund
Assets
Common Stocks	194,913,963	–	–	194,913,963
U.S. Government Obligations	–	999,693	–	999,693
Investment Companies	8,665,399	–	–	8,665,399
Total Investments	203,579,362	999,693	–	204,579,055
Assets
Other Financial Instruments*
Futures Contracts	179,922	–	–	179,922

Securian Funds Trust
Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2020 using
Fund	Level 1	Level 2	Level 3	Total
SFT Index 500 Fund
Assets
Common Stocks	$984,312,211	$–	$–	$984,312,211
Investment Companies	18,816,906	–	–	18,816,906
Total Investments	1,003,129,117	–	–	1,003,129,117
Other Financial Instruments*
Futures Contracts	274,014	–	–	274,014
SFT International Bond Fund
Assets
Long-Term Debt Securities	–	63,058,715	–	63,058,715
Short-Term Debt Securities	–	16,324,004	–	16,324,004
Investment Companies	11,263,853	–	–	11,263,853
Total Investments	11,263,853	79,382,719	–	90,646,572
Other Financial Instruments*
Forward Foreign Currency Contracts	–	2,004,305	–	2,004,305
Liabilities
Other Financial Instruments*
Forward Foreign Currency Contracts	–	(4,446,111)	–	(4,446,111)
SFT IvySM Growth Fund
Assets
Common Stocks	603,755,035	–	–	603,755,035
Investment Companies	3,163,198	–	–	3,163,198
Total Investments	606,918,233	–	–	606,918,233
SFT IvySM Small Cap Growth Fund
Assets
Common Stocks	206,426,372	–	–	206,426,372
Investment Companies	5,817,250	–	–	5,817,250
Total Investments	212,243,622	–	–	212,243,622
SFT Managed Volatility Equity Fund
Assets
Investment Companies	340,738,868	–	–	340,738,868
Purchased Options	179,650	–	–	179,650
Total Investments	340,918,518	–	–	340,918,518
Liabilities
Other Financial Instruments*
Written Options	(3,570)	–	–	(3,570)
SFT Real Estate Securities Fund
Assets
Common Stocks	122,510,953	–	–	122,510,953
Investment Companies	3,087,714	–	–	3,087,714
Total Investments	125,598,667	–	–	125,598,667
SFT T. Rowe Price Value Fund
Assets
Common Stocks	205,215,685	–	–	205,215,685
Preferred Stocks	302,577	–	–	302,577
Investment Companies	842,783	–	–	842,783
Total Investments	206,361,045	–	–	206,361,045

Securian Funds Trust
Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2020 using
Fund	Level 1	Level 2	Level 3	Total
SFT Wellington Core Equity Fund
Assets
Common Stocks	$130,039,447	$–	$–	$130,039,447
Investment Companies	336,895	–	–	336,895
Total Investments	130,376,342	–	–	130,376,342

*  Investments in Other Financial Instruments are derivative instruments reflected in the Investment in Securities. All derivatives currently held are reflected at the gross unrealized appreciation (depreciation) on the investments.

Level 2 Measurements:

Government obligations comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread of the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans, etc.

Corporate obligations comprised of U.S. corporate and foreign corporate fixed maturity securities – These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer.

Long-term and short-term debt securities comprised of foreign government and state and political subdivision fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

Forward Foreign Currency and Interest Rate Swap Contracts – Forward foreign currency contracts are traded in the over-the-counter derivative market, and interest rate swaps are generally centrally cleared. These contracts are principally valued using market price quotations or industry recognized modeling techniques. The significant inputs to the models are observable in the market or can be derived from or corroborated by observable market data. These significant inputs may include interest rates, foreign currency exchange rates, interest rate curves, contractual terms, market prices, and measures of volatility.

Securian Funds Trust
Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

The Funds' policy is to recognize transfers between the levels as of the end of the period. There were no transfers of financial assets between Levels 1, 2 and 3 during the period.

(7)  Derivative Instruments Reporting

The Trust provides, when applicable, disclosures of the location, by line item, of fair value amounts in the Statement of Assets and Liabilities and the location, by line item, of amounts of gains and losses reported in the Statement of Operations. The derivative instruments outstanding as of period end are disclosed in the Investments in Securities. The following tables represent the average monthly volume of the Fund's derivative transactions during the year ended December 31, 2020:

	Average Notional Amount
SFT Core Bond Fund
Futures Contracts	$102,592,177
SFT Dynamic Managed Volatility Fund
Futures Contracts	$116,009,781
Written options contracts	$1,643,662
SFT Index 400 Mid-Cap Fund
Futures Contracts	$6,257,870
SFT Index 500 Fund
Futures Contracts	$10,189,022
SFT International Bond Fund
Swap	$11,227,000	(a)
Forward foreign currency contracts	$113,900,683
SFT Managed Volatility Equity Fund
Futures Contracts	$94,663,365	(b)
Written options contracts	$1,108,096

(a)  Positions were open for two months during the period.

(b)  Positions were open for eleven months during the period.

Equity derivatives were purchased or sold to manage the SFT Index 400 Mid-Cap and SFT Index 500 Funds' shareholder liquidity and to attempt to replicate intended stock investments to maintain fully invested Funds. Equity index options are utilized by the SFT Dynamic Managed Volatility Fund and the SFT Managed Volatility Equity Fund to manage the equity exposure while attempting to reduce the volatility and risk of the Funds.

Interest rate derivatives were purchased or sold in the SFT Core Bond Fund, SFT Dynamic Volatility Fund and the SFT International Bond Fund to both manage the average duration of the fixed income portfolio and to hedge against the effects of interest rate changes on a portfolio's current or intended investments.

Foreign exchange derivatives were used to attempt to hedge against the effects of exchange rate changes within the SFT International Bond Fund's current or intended investments in foreign securities, as well as, to more efficiently obtain exposure to foreign currencies or to take advantage of cross currency markets in order to benefit from valuation differentials and shifts in pricing within the currency markets.

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

The tables below detail the risk exposure of each of the Funds from derivative instruments:

	Risk Exposure
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts
SFT Core Bond Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020
Assets:
Variation margin on futures contracts*	$–	$397,363	$–
Liabilities:
Variation margin on futures contracts*	$–	$(561,741)	$–
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2020
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$–	$2,564,931	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$–	$203,198	$–
SFT Dynamic Managed Volatility Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020
Assets:
Investments in securities, at market value (purchased options)	$338,818	$–	$–
Variation margin on futures contracts*	1,797,365	–	–
Total	$2,136,183	$–	$–
Liabilities:
Written options contracts	$(9,805)	$–	$–
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2020
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$5,933,967	$–	$–
Purchased options contracts	19,147,919	–	–
Written options contracts	(8,340,299)	–	–
Total	$16,741,587	$–	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$(3,222,101)	$(301,887)	$–
Purchased options contracts	8,901	–	–
Written options contracts		(6,217)	–
Total	$(3,219,417)	$(301,887)	$–

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

	Risk Exposure
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts
SFT Index 400 Mid-Cap Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020
Assets:
Variation margin on futures contracts*	$179,922	$–	$–
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2020
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$1,449,174	$–	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$16,959	$–	$–
SFT Index 500 Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020
Assets:
Variation margin on futures contracts*	$274,014	$–	$–
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2020
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$1,866,561	$–	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$(63,119)	$–	$–
SFT International Bond Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020
Assets:
Unrealized appreciation on forward foreign currency contracts	$–	$–	$2,004,305
Liabilities:
Unrealized depreciation on forward foreign currency contracts	$–	$–	$(4,446,111)
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2020
Net Realized Gain (Loss) on Derivatives:
Swap contracts	$–	$(5,621,871)	$–
Foreign currency contracts	–	–	(1,003,814)
Total	$–	$(5,621,871)	$(1,003,814)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Swap contracts	$–	$1,623,904	$–
Foreign currency contracts	–	–	(562,315)
Total	$–	$1,623,904	$(562,315)

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

	Risk Exposure
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts
SFT Managed Volatility Equity Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020
Assets:
Investments in securities, at market value (purchased options)	$179,650	$–	$–
Liabilities:
Written options contracts	$(3,570)	$–	$–
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2020
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$(36,572,698)	$–	$–
Purchased options contracts	13,514,268	–	–
Written options contracts	(6,411,224)	–	–
Total	$(29,469,654)	$–	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$(1,435,340)	$–	$–
Purchased options contracts	(655)	–	–
Written options contracts	(2,264)	–	–
Total	$(1,438,259)	$–	$–

*  Includes cumulative appreciation/depreciation of futures and swap contracts as reported in the notes to the Schedules of Investments in Securities. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The Funds may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Funds manage credit risk related to derivatives by entering into transactions with highly rated counterparties. Generally, the current credit exposure of the derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting arrangements and any collateral received pursuant to credit support annexes. Because exchange traded derivatives are purchased through regulated exchanges and positions are settled regularly, the Funds have minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. For the year ended December 31, 2020 none of the Funds' derivatives were subject to master netting arrangements.

(8)   Affiliated Ownership

The SFT Dynamic Managed Volatility Fund invests in underlying securities and other investment companies, of which certain underlying funds (the "affiliated underlying funds") may be deemed to be under common control with the SFT Dynamic Managed Volatility Fund because they share the same investment advisor, Securian AM, and because they are overseen by the same Board of Trustees. The SFT Dynamic Managed Volatility Fund will achieve its equity exposure by investing primarily in Class 1 Shares of the SFT Index 500 Fund, an affiliated fund in the Trust that seeks investment results that correspond generally to the price and

Securian Funds Trust
Notes to Financial Statements – continued

(8)   Affiliated Ownership – (continued)

yield performance of the common stocks included in the Standard & Poor's 500® Index. A summary of all transactions with the affiliated SFT Index 500 Fund as of December 31, 2020 are as follows:

	Beginning	Change in Unrealized	As of December 31, 2020
Fund/Underlying Fund	Value as of January 1, 2020	Appreciation/ Depreciation	Ending Value	Share Balance
SFT Dynamic Managed Volatility Fund
SFT Index 500 Fund	$189,313,819	$34,464,172	$223,777,991	14,224,618

(9)   Other Risks

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization. The impact of COVID-19 could be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined.

(10)  Subsequent Events

Management has evaluated subsequent events for the Trust through the date of the filing, and has concluded there were no material events that would require disclosure except the following:

Management Fees

At an in-person meeting on January 28, 2021 the Board approved the following changes to the investment advisory fees effective May 1, 2021:

Fund	New Management Fee Rate (As a Percentage of Daily Net Assets)
SFT Core Bond Fund	0.40% of assets to $750 million; and 0.35% of assets exceeding $750 million
SFT Dynamic Managed Volatility Fund	0.55% of assets to $750 million; and 0.50% of assets exceeding $750 million
SFT Government Money Market Fund	0.25% of assets to $750 million; and 0.20% of assets exceeding $750 million
SFT Index 400 Mid-Cap Fund	No Change
SFT Index 500 Fund	No Change
SFT International Bond Fund	0.60% of assets to $300 million; and 0.575% of next $200 million of assets; and 0.55% of next $500 million of assets; and 0.50% of assets exceeding $1 billion
SFT IvySM Growth Fund	0.67% of assets to $300 million; and 0.625% of next $200 million of assets; and 0.60% of next $500 million of assets; and 0.50% of assets exceeding $1 billion
SFT IvySM Small Cap Growth Fund	0.85% of assets to $300 million; and 0.80% of next $200 million of assets; and 0.75% of next $500 million of assets; and 0.70% of assets exceeding $1 billion
SFT Managed Volatility Equity Fund	0.55% of assets to $750 million; and 0.50% of assets exceeding $750 million

Securian Funds Trust
Notes to Financial Statements – continued

(10)  Subsequent Events – (continued)

Fund	New Management Fee Rate (As a Percentage of Daily Net Assets)
SFT Real Estate Securities Fund	0.70% of assets to $300 million; and 0.675% of next $200 million of assets; and 0.65% of next $500 million of assets; and 0.60% of assets exceeding $1 billion
SFT T. Rowe Price Value Fund	0.67% of assets to $300 million; and 0.65% of next $200 million of assets; and 0.625% of next $500 million of assets; and 0.60% of assets exceeding $1 billion
SFT Wellington Core Equity Fund	0.65% of assets to $300 million; and 0.625% of next $200 million of assets; and 0.60% of next $500 million of assets; and 0.55% of assets exceeding $1 billion

Expense Limitation Agreements

Securian AM has notified the Board of its intent to not renew the SFT Dynamic Manage Volatility Fund and SFT Managed Volatility Equity Fund Expense Limitation Agreements for another contract term. The SFT Government Money Market Fund Expense Limitation Agreement will be renewed.

SFT IvySM Growth Fund Classification Change

On October 29, 2020, the Board approved a change to the SFT IvySM Growth Fund's classification from a diversified fund to a non-diversified fund, subject to shareholder approval. Shareholders of SFT IvySM Growth are expected to be asked to approve this change to be effective when the Fund's registration statement is revised or supplemented to reflect the change.

Waddell & Reed Financial, Inc. Acquisition

On December 3, 2020, Macquarie Asset Management, the asset management division of Macquarie Group, announced that it had entered into an agreement to acquire Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the investment sub-adviser of SFT IvySM Growth Fund and the SFT IvySM Small Cap Growth Fund. This transaction is expected to close by mid-2021, subject to regulatory approvals, Waddell & Reed Financial, Inc. stockholder approval and other customary closing conditions. The Board is expected to be asked to approve a new investment sub-advisory agreement with IICO due to the change of control resulting from the transaction.

Securian Funds Trust
Other Information
(unaudited)

Fund Expenses Paid by Shareholders

Shareholders of the Trust incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Trust does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Funds) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Trust expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 through December 31, 2020. Expenses paid during the period in the tables below are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year divided by 366 to reflect the entire year.

Actual Expenses

The table below provides information about actual account values and actual expenses for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Actual Expenses
	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Core Bond Fund	$1,000	$1,034.80	0.48%	$2.46	$1,033.50	0.73%	$3.73
SFT Dynamic Managed Volatility Fund	1,000	NA	NA	NA	1,112.10	0.80%	4.25
SFT Government Money Market Fund	1,000	NA	NA	NA	1,000.00	0.10%	0.50
SFT Index 400 Mid-Cap Fund	1,000	1,301.30	0.30%	1.74	1,299.70	0.55%	3.18
SFT Index 500 Fund	1,000	1,220.10	0.20%	1.12	1,218.60	0.45%	2.51
SFT International Bond Fund	1,000	1,001.30	0.89%	4.48	1,000.00	1.14%	5.73
SFT IvySM Growth Fund	1,000	NA	NA	NA	1,199.90	0.96%	5.31
SFT IvySM Small Cap Growth Fund	1,000	NA	NA	NA	1,369.30	1.23%	7.33
SFT Managed Volatility Equity Fund	1,000	NA	NA	NA	1,067.30	0.80%	4.16
SFT Real Estate Securities Fund	1,000	1,119.20	0.90%	4.79	1,117.80	1.15%	6.12
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	1,278.00	1.04%	5.96
SFT Wellington Core Equity Fund	1,000	1,235.80	0.84%	4.72	1,234.20	1.09%	6.12

Securian Funds Trust
Other Information – continued
(unaudited)

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Funds' and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	Hypothetical Expenses
	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Core Bond Fund	$1,000	$1,022.72	0.48%	$2.44	$1,021.47	0.73%	$3.71
SFT Dynamic Managed Volatility Fund	1,000	NA	NA	NA	1,021.11	0.80%	4.06
SFT Government Money Market Fund	1,000	NA	NA	NA	1,024.63	0.10%	0.51
SFT Index 400 Mid-Cap Fund	1,000	1,023.63	0.30%	1.53	1,022.37	0.55%	2.80
SFT Index 500 Fund	1,000	1,024.13	0.20%	1.02	1,022.87	0.45%	2.29
SFT International Bond Fund	1,000	1,020.66	0.89%	4.52	1,019.41	1.14%	5.79
SFT IvySM Growth Fund	1,000	NA	NA	NA	1,020.31	0.96%	4.88
SFT IvySM Small Cap Growth Fund	1,000	NA	NA	NA	1,018.95	1.23%	6.24
SFT Managed Volatility Equity Fund	1,000	NA	NA	NA	1,021.11	0.80%	4.06
SFT Real Estate Securities Fund	1,000	1,020.61	0.90%	4.57	1,019.36	1.15%	5.84
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	1,019.91	1.04%	5.28
SFT Wellington Core Equity Fund	1,000	1,020.91	0.84%	4.27	1,019.66	1.09%	5.53

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting Policies and Procedures

A description of the policies and procedures that Securian AM uses to vote proxies related to each Fund's portfolio securities is set forth in the Trust's Statement of Additional Information, which is available without charge, upon request, by calling, toll-free, 800-995-3850 or on the Securities and Exchange Commission's website at www.sec.gov. The Trust will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Securian Funds Trust
Other Information – continued
(unaudited)

Proxy Voting Record

The Trust's proxy voting record for the 12 month period ended June 30 is available by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year. The Trust will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Previously, the Trust filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-PORT and N-Q are available on the SEC's website at www.sec.gov.

Securian Funds Trust
Statement Regarding Liquidity Risk Management Program
(unaudited)

The following statement discusses the operation and effectiveness of the Funds' liquidity risk management program for the period from January 1, 2019 through December 31, 2019 and describes the Board's review of the Funds' liquidity risk management program that took place during the six-month period ended June 30, 2020.

The Funds have adopted a Liquidity Risk Management Program (the "LRM Program"). The Funds' Board has appointed the Securian AM Liquidity Risk Oversight Committee (the "Committee") as the administrator of the LRM Program. In its capacity as program administrator, the Committee oversees and monitors the LRM Program for the Funds. In addition, the Committee assesses and manages the Funds' liquidity risk, which is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. The Committee assesses and manages liquidity risk by classifying and reviewing periodically the classification of Fund investments for liquidity risk management purposes; reporting periodically to the Board on Fund liquidity risk and the status of the LRM Program; and determining the policies, procedures and controls necessary to create and maintain the LRM Program, among other means. The Committee's process of determining the degree of liquidity of the Funds' investments is supported by one or more third-party liquidity assessment vendors.

The Funds' Board reviewed a report prepared by the Committee to address the operation of the LRM Program, assess its adequacy and effectiveness of implementation, including (if applicable), the operation of the highly liquid investment minimum and any material changes to the LRM Program for the period from January 1, 2019 through December 31, 2019 (the "Covered Period"). To prepare this report, the Committee discussed the operation and effectiveness of the Funds' third-party liquidity assessment services in light of the liquidity risks posed by each Fund. Additionally, the Committee reviewed portfolio managers' responses to the LRM Program's Annual Liquidity Risk Assessment Review Checklist for each Fund. As a result of its review, the Committee reported the following to the Board:

—  The Funds' LRM Program operated effectively during the Covered Period, was adequately designed and was effectively implemented.

—  Because each Fund primarily holds assets that are highly liquid investments, the Funds do not have highly liquid investments minimums. It is expected each Fund will continue to primarily hold assets that are highly liquid investments for the foreseeable future.

—  There were no material changes to the LRM Program during the Covered Period. However, Securian AM's liquidity risk management policies and procedures were revised to eliminate one stress test review of the SFT Government Money Market Fund.

—  There were no breaches of any Fund's restriction on holding greater than 15% illiquid assets.

Securian Funds Trust
Trustees and Executive Officers
(unaudited)

Under Delaware law, the Board of Trustees of the Trust has overall responsibility for managing the Trust in good faith and in a manner reasonably believed to be in the best interests of the Trust. The Trustees meet periodically throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review the performance of the Trust and its Funds. One of the four current Trustees is considered an "interested person" (as defined in the Investment Company Act of 1940) of the Trust. The other three Trustees, because they are not interested persons of the Trust, are considered independent ("Independent Trustees") and are not employees or officers of, and have no financial interest in, the Trust's investment adviser, Securian Asset Management, Inc. (Securian AM) or its affiliated companies, including Minnesota Life Insurance Company. 75% of the Board of Trustees is required to be comprised of Independent Trustees.

Only executive officers and other officers who perform policy-making functions with the Trust are listed. None of the Trustees is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Trust. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

The Funds' Statement of Additional Information contains additional information about the Funds' Trustees and is available without charge upon request, by calling, toll free, 800-995-3850.

Position with Trust
Name, Address(1) and Length of Principal Occupation(s)
and Year of Birth, Time Served(2) During Past 5 Years

Independent Trustees

Julie K. Getchell 1954 Trustee since 2011

Retired; Senior Financial Consultant Cargill, 2009-2012; Chief Financial Officer, La Grosse Global Fund Services, 2007-2009; Senior Managing Director, Black River Asset Management, 2005-2007; Consultant, Black River Asset Management, 2004-2005; Chief Financial Officer, Prestige Resorts & Destinations, 2001-2003; Chief Operating Officer, Insight Investment Management, Inc., 1991-1996; Chartered Financial Analyst; CPA—inactive

Linda L. Henderson 1949 Trustee since 2007

Retired: Professional Adviser, Carlson School of Management, working with faculty and MBA students managing Carlson Growth Fund. Semi-retirement, 2004-2007. RBC Wealth Management (formerly Dain Bosworth and Dain Rauscher) 1985-2004. Senior Vice President and Director of Fixed Income Research and Strategies, 2000-2004. Director of Retail Fixed Income. 1996-2000. Director of Financial Services, 1994-1996. Manager of the Investment Management Group, 1992-1994. Consultant, Investment Management Group, 1991-1992. Investment Executive, 1985-1991. Assistant Professor of Business Administration/Finance, University of Wisconsin-River Falls, 1980-1985. Chartered Financial Analyst

William C. Melton 1947 Trustee since 2002

Retired; member, State of Minnesota Council of Economic Advisors from 1988 to 1994, and again from 2010 to the present; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Interested Trustee and Principal Executive Officer

David M. Kuplic 1957 Trustee since 2016 and President since 2011

Senior Vice President, Minnesota Life Insurance Company since June 2007; President, Securian AM since 2017; Executive Vice President and Director, Securian AM since July 2007; Senior Vice President and Director, Advantus Capital Management, Inc., February 2006 to July 2007; Senior Vice President, Securian Financial

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Group, Inc. since June 2007; President and Director, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Securian AM) since July 2007; Senior Vice President, Securian Life Insurance Company since June 2007; President and Director, Marketview Properties, LLC (entity holding real estate assets) since January 2010; President and Director, Marketview Properties II, LLC (entity holding real estate assets) since March 2010; President and Director, Marketview Properties III, LLC since January 2012; President, Marketview Properties IV, LLC since January 2012

Other Executive Officers(3)

Gary M. Kleist 1959 Vice President and Treasurer since 2003

Financial Vice President, Chief of Operations and Director, Securian AM since December 1997; Second Vice President, Minnesota Life Insurance Company since February 2000; Second Vice President, Securian Financial Group, Inc. since February 2000; Second Vice President, Securian Life Insurance Company since June 2007; Financial Vice President, Marketview Properties, LLC since January 2010; Financial Vice President, Marketview Properties II, LLC (entities holding certain real estate assets) since March 2010; Financial Vice President, Marketview Properties III, LLC since January 2012; Financial Vice President, Marketview Properties IV, LLC since January 2012

Christopher B. Owens 1977 Vice President since 2020

Second Vice President—Retail Life and Annuity Sales, Securian Financial Group, Inc. since June 2018; National Sales Vice President—Retail Life and Annuity Sales, Securian Financial Group, Inc., October 2011 to June 2018

Michael J. Radmer 1945 Secretary since 1998(4)

Senior Counsel with the law firm of Dorsey & Whitney LLP since January 2016; Partner from 1976 to December 2015

Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402

(1)  Unless otherwise noted, the address of each Trustee and officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  The years reflect when a person became a director or officer of Advantus Series Fund, the predecessor to the Trust.

(3)  Although not a 'corporate' officer of the Trust, Michael Steinert, 1975, serves as the Trust's Chief Compliance Officer. Mr. Steinert also serves as Vice President and Chief Compliance Officer of Securian AM.

(4)  Michael J. Radmer resigned as Secretary on December 31, 2020. The trustees will appoint a replacement Secretary at a future meeting.

This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life and Securian Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or variable life insurance contracts funded by Securian Funds Trust ("Trust") if preceded or accompanied by (a) the current prospectus for the Trust and such contracts and (b) the current applicable variable annuity or variable life performance report.

Securian Financial Services, Inc.

www.securian.com

Securities Dealer, Member FINRA/SIPC.

Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098

1.888.237.1838

F38897 Rev 2-2021

Minnesota Life Insurance Company

A Securian Company

Securian Life Insurance Company

A New York admitted insurer

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
CAROL STREAM, IL
PERMIT NO. 1480

©2020 Securian Funds Trust All rights reserved.

F38897 Rev 2-2021

Call 1-800-995-3850 to receive your financial documents electronically. It's fast and convenient.

ITEM 2. CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1). During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Trust has determined that Julie K. Getchell, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Ms. Getchell as the Audit Committee's financial expert. Ms. Getchell is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)            Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2020	2019
$328,090	$322,606

(b)            Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2020	2019
$-	$0

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant's investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)            Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2020	2019
$-	$7,400

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)            All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4 were as follows:

2020	2019
$-	$6,165

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)       Registrant's audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

SECURIAN FUNDS TRUST

AUDIT COMMITTEE POLICY

Regarding Pre-Approval of Services Provided by the Independent Auditor

The Audit Committee (the “Committee”) of the Securian Funds Trust (the “Trust”) has responsibility for ensuring that all services performed by the independent audit firm (the “Auditor”) for the Trust do not impair the Auditor’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•	Understand the nature of the professional services expected to be provided and their impact on the Auditor’s independence and audit quality

•	Examine and evaluate the safeguards put into place by the Trust and the Auditor to safeguard independence

•	Meet semi-annually with the engagement partner of the Auditor

•	Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Trust

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Auditor directly for the Trust. At least annually the Committee will receive a report from the Auditor of all audit and non-audit services, which were approved during the year.

The engagement of the Auditor for any non-audit service requires the written pre-approval of the Trust’s Treasurer, and all non-audit services performed by the Auditor will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•	Annual Trust financial statement audits

•	SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the Auditor and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•	Accounting consultations

•	Trust merger support services

•	Other accounting related matters

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee of $20,000 or more are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis. The Chair shall thereafter report to the full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the Auditor and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•	Tax compliance services related to the filing or amendment of the following:

o	Federal, state and local income tax compliance; and,

o	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Trust merger support services

•	Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee of $20,000 or more are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis. The Chair shall thereafter report to the full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the Auditor without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the Auditor is prohibited from performing services in the following categories of non-audit services:

•	Management functions

•	Accounting and bookkeeping services

•	Internal audit services

•	Financial information systems design and implementation

•	Valuation services supporting the financial statements

•	Actuarial services supporting the financial statements

•	Executive recruitment

•	Expert services (e.g., litigation support)

•	Investment banking

Policy for Pre approval of Non-Audit Services Provided to Other Affiliated Entities

The Committee is also responsible for pre-approving certain non-audit services provided to Securian Asset Management Inc. (“Securian AM”) and any other entity under common control with Securian AM that provides ongoing services to the Trust. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Trust.

Although the Committee is not required to pre-approve all services provided to Securian AM and affiliated service providers, the Committee will annually receive a report from the Auditor on the aggregate fees for all services provided to Securian AM and its affiliates.

Securian Funds Trust

Pre-approval of services

Is the service performed directly for the Trust?
no
yes
Is service related to affiliate under common control – providing on-going service to the Trust?
no
No Audit Committee Pre-approval required
no
yes
Does service relate directly to the operations and financial reporting of the Trust?
yes
Pre-approval of service on a case-by-case basis.
Is service Audit, Audit-Related, Tax Services or Other Non-Audit Services?
yes
Is service Audit Services?
yes
Pre-approval annually by Audit Committee
Is service Audit-related or Tax Services?
yes
Is service fee estimate ≥$20,000 (on an individual project basis)? (1)
yes
Pre-approval of service by Committee on a case-by-case basis no
Pre-approval of service by Committee Chair on a case-by-case basis
Is service other Non-Audit Services?
yes
Is Service allowable under applicable SEC rules (not prohibited)?
no
Service not allowed
yes
Pre-approval of service by Committee on a case-by-case basis

(1) All projects will be continuously monitored for any revisions to fee estimates that would bring project cost ≥$20,000.

For projects with fee estimates <$20,000, Audit Committee Chair pre-approval required.

For projects ≥$20,000, Audit Committee pre-approval required.

(e)(2)       None of the services provided to the registrant described in paragraphs (b) – (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)             No disclosures are required by this Item 4(f).

(g)            The aggregate non-audit fees billed for each of the last two fiscal years by the registrant's accountant for services rendered to the registrant and to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

2020	2019
$-	$-

(h)            The registrant's audit committee has considered that the provision of the non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. Schedule I – Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a governance committee of its board of trustees, the members of which are all trustees who are not “interested persons” of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent trustees”). The governance committee, which operates in accordance with a separate governance committee charter approved by the board of trustees, selects and recommends to the board of trustees individuals for nomination as independent trustees. The names of potential independent trustee candidates are drawn from a number of sources, including recommendations from management of Securian Asset Management, Inc., the registrant’s investment adviser. Each candidate is evaluated by the governance committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent trustee, as well as his or her compatibility with respect to business philosophy and style. The members of the governance committee may conduct an in-person interview of each viable candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the governance committee determines which of the viable candidates should be presented to the board of trustees for selection to become a member of the board of trustees.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the governance committee does not at present consider nominees recommended by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

(a)            Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)            There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)  Not applicable.

ITEM 13. EXHIBITS.

(a)  File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Exhibit 99.CODE ETH attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

Exhibit 99.CERT attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

Exhibit 99.906 CERT attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Securian Funds Trust

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President

Date: February 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President (Principal Executive Officer)

By (Signature and Title)	/s/ Gary M. Kleist
Gary M. Kleist, Treasurer (Principal Financial Officer)

Date: February 16, 2021